UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203,

Milwaukee, WI 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, WI 53204
(Name and address of agent for service)

(844)-986-7700

Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2023

Date of reporting period: February 28, 2023

Item 1. Reports to Stockholders.

(a)

SoFi Select 500 ETF
Ticker: SFY

SoFi Next 500 ETF
Ticker: SFYX

SoFi Social 50 ETF
Ticker: SFYF

SoFi Be Your Own Boss ETF
Ticker: BYOB
(Formerly: SoFi Gig Economy ETF)

SoFi Weekly Income ETF
Ticker: TGIF

SoFi Weekly Dividend ETF
Ticker: WKLY

SoFi Web 3 ETF
Ticker: TWEB

SoFi Smart Energy ETF
Ticker: ENRG
(Formerly: iClima Distributed Smart Energy ETF)

Annual Report

February 28, 2023

SoFi Funds

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

1

SoFi Funds

SHAREHOLDER LETTER

Market Commentary

A return to deflation might not be a good thing, even if better than inflation. Markets are partying like it’s the 2010s in hopes of rate hikes nearing an end. A sense of deflationary pressures on the horizon have breathed new life into beaten down tech stocks through February 2023. Much of the rally in 2023 has been driven by the most loved retail stocks, often the most shorted by the institutional world, and the related unwinding of hedge fund shorts coupled with increased positioning in the commodity trading advisor (“CTA”) world due to muted volatility and improving correlations between stocks and bonds. Retail is trading in full force both on overall volume and option volume. The birth of zero days to expiration (0DTE) options has changed market structure. Large, quick movements are much more possible. Goldman suggests that options with less than 24 hours to expiration represent 44% of index trading volume.

The information presented in this report relates to each Fund’s performance for the fiscal year or fiscal period ended February 28, 2023 (the “fiscal period”), as applicable.

The SoFi Select 500 ETF

The SoFi Select 500 ETF (“SFY”) seeks to track the performance, before fees and expenses, of the Solactive SoFi US 500 Growth Index (the “SFY Index”).

Index Description:

The SFY Index is rebalanced and reconstituted annually. The process begins with the selection of the 500 largest constituents by market capitalization of the Solactive US Broad Market Index, which generally incudes common stocks and equity interests in real estate investment trusts (“REITs”). The weight of these constituents is initially based on their free-float market capitalization and then adjusted upward or downward based on three growth-oriented factors:

1)trailing 12-month sales growth,

2)trailing 12-month earnings per share (“EPS”) growth, and

3)12-month forward-looking EPS growth consensus estimates.

The SFY Index’s construction does not naturally target any specific sector or industry, however, due to market conditions and certain factors, a sector such as Information Technology, may be relatively overweight/underweight for periods of time.

Fund Description:

SFY, via the SFY Index, is composed of 500 of the largest publicly traded U.S. companies and seeks to track the performance of the SFY Index.

Performance Overview:

During the fiscal period, SFY generated a total return of -9.78% (NAV) and -9.63% (Market). This compares to the -9.77% total return of the SFY Index, and the -7.69% total return of the benchmark, the S&P 500® Total Return Index, for the same period.

From a sector perspective, based on performance attribution to the overall portfolio, Energy and Industrials were the leading contributors, while Information Technology, Consumer Discretionary and Communication Services were the leading detractors.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included, Exxon, Gilead Sciences, and Eli Lilly. Conversely, the leading detractors included Tesla, Amazon, and Microsoft.

The SoFi Next 500 ETF

The SoFi Next 500 ETF (“SFYX”) seeks to track the performance, before fees and expenses, of the Solactive SoFi US Next 500 Growth Index (the “SFYX Index”).

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SoFi Funds

Index Description:

The SFYX Index is rebalanced and reconstituted annually, and the process begins with the selection of the next 500 largest constituents after excluding the largest constituents by market capitalization of the Solactive US Broad Market Index, and generally includes common stocks and equity interests in REITs. The weight of these constituents is initially based on their free-float market capitalization and then adjusted upward or downward based on three growth-oriented factors:

1)trailing 12-month sales growth,

2)trailing 12-month EPS growth, and

3)12-month forward-looking EPS growth consensus estimates.

The Index’s construction does not target any specific sector or industry but may be relatively overweight/underweight certain sectors for periods of time.

Fund Description:

SFYX, via the SFYX Index, is composed of 500 publicly traded U.S. companies in the second tier of 500 companies based on market capitalization and seeks to track the performance of the SFYX Index.

Performance Overview:

During the fiscal period, SFYX generated a total return of -9.06% (NAV) and -9.18% (Market). This compares to the -9.12% total return of the SFYX Index, and the -0.62% total return of the benchmark, the S&P MidCap 400® Total Return Index, for the same period.

From a sector perspective, based on performance attribution to the overall portfolio, Materials and Industrials were the leading contributors, while Information Technology, Consumer Discretionary and Financials were the leading detractors.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included Steel Dynamics, Nielsen Holdings and Penumbra. Conversely, the leading detractors included Upstart, Datadog, and AppLovin Corp.

The SoFi Social 50 ETF

The SoFi Social 50 ETF (“SFYF”) seeks to track the performance, before fees and expenses, of the SoFi Social 50 Index (the “SFYF Index”). The investment strategy behind SFYF changed as of June 30, 2020.

Index Description:

The SFYF Index tracks the performance of a portfolio of the 50 most widely held U.S.-listed equity securities in the self-directed brokerage accounts of SoFi Securities, LLC, an affiliate of Social Finance, Inc. (the “SoFi Accounts”), as weighted by aggregate holdings within the SoFi Accounts. Securities eligible for inclusion in the SFYF Index must: (a) be U.S.-listed equity securities held in SoFi Accounts, and (b) have an average daily trading volume of at least $10,000,000 during the preceding one-month and six-month periods (the “Eligible Universe”). The SFYF Index may include common stocks and equity interests in REITs. ETFs and other investment companies are not eligible for the SFYF Index.

Securities in the Eligible Universe are sorted based on:

1)The number of SoFi Accounts that hold a particular security; and

2)The total market value of the security held in the SoFi Accounts.

Each security in the Eligible Universe is then ranked from highest to lowest based on its “Weighted Average Value” (e.g., the security with the highest Weighted Average Value is assigned rank 1).

Subject to a “buffer rule” aimed at limiting SFYF Index turnover, securities ranked within the top 50 are included in the SFYF Index. Each security in the SFYF Index is then weighted based on its Weighted Average Value in relation to that of the other SFYF Index components and is subject to certain individual security weight and sector concentration caps. For example, the weight of each individual SFYF Index component is capped at 10%, and securities representing investments in any particular industry sector are capped at 50%. The SFYF Index is rebalanced and reconstituted monthly.

SHAREHOLDER LETTER (Continued)

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SoFi Funds

The SFYF Index’s construction does not target any specific sector or industry, however, due to market conditions and certain factors a sector may be relatively overweight/underweight for periods of time.

Fund Description:

SFYF, via the SFYF Index, is composed of the 50 most widely held U.S.-listed equity securities in the SoFi Accounts as weighted by their calculated Weighted Average Value (see above for detail) within the SoFi Accounts.

Performance Overview:

During the fiscal period, SFYF generated a total return of -26.98% (NAV) and -26.74% (Market). This compares to the -25.85% total return of the SFYF Index for the same period, and the -7.69% total return of the benchmark, the S&P 500® Total Return Index.

From a sector perspective, based on performance attribution to the overall portfolio, Energy was the only contributor, while Consumer Discretionary and Information Technology were the leading detractors.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included NVIDIA, Exxon, and NU Holdings. Conversely, the leading detractors included Rivian, Amazon, and Gamestop (preferred shares).

The SoFi Be Your Own Boss ETF

The SoFi Be Your Own Boss ETF (“BYOB”) is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective of long-term capital appreciation primarily by investing in a portfolio of global companies that BYOB’s investment adviser considers part of the “gig economy”.

Fund Description:

The “gig economy” refers to the group of companies that have embraced, that support, or that otherwise benefit from a workforce where individual employees or independent contractors are empowered to create their own freelance business by leveraging recent developments in technology platforms that enable individuals to offer their services directly to retail and commercial customers. Examples of gig economy businesses include selling or reselling products through auction platforms or web-based stores and offering delivery services through an app-based platform.

The investment management team behind the strategy seeks investments in underlying companies that:

•drive the overall gig economy universe,

•transform the way our economy transacts goods and services,

•modify how work gets done, and

•embraces the work from home economy.

These companies are broken up into categories, seeking direct participants, direct & indirect supportive gig economy businesses, companies that help facilitate processes within the gig economy, and any other ancillary benefiting companies because of the gig economy. These companies are put into a multi-tiered process based on their growth prospects within the gig economy and managed to allow for necessary concentration to generate alpha but not overconcentration which may cause significant volatility. The team actively rebalances the portfolio frequently, as such a new industry classification, BYOB can experience large individual position volatility and new issuances can occur frequently.

Performance Overview:

During the fiscal period, BYOB generated a total return of –32.23% (NAV) and -32.11% (Market). This compares to the -14.65% return of the Nasdaq-100® Total Return Index, and the -7.69% return of the benchmark, the S&P 500® Total Return Index, over the same period.

From a sector perspective, based on performance attribution to the overall portfolio, Health Care and Real Estate detracted the least from the portfolio (no contributors), while Information Technology and Financials detracted the most.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included Pinduoduo, Twitter, and Meituan. Conversely, the leading detractors included Coinbase, Unity Software and Upstart.

SHAREHOLDER LETTER (Continued)

4

SoFi Funds

The SoFi Weekly Income ETF

The SoFi Weekly Income ETF (“TGIF”) is an actively-managed ETF that seeks to achieve weekly income by investing in investment grade and high-yield fixed income securities. TGIF is actively managed by Income Research + Management (“IR+M”), TGIF’s sub-adviser, a value-oriented fixed income manager with over 30 years of experience. TGIF does not seek to replicate the performance of a specified index.

Fund Description:

TGIF seeks to achieve its investment objective, under normal circumstances, by investing in U.S.-dollar denominated investment grade and non-investment grade (also known as “high-yield” or “junk”) fixed income securities and instruments and expects to distribute income from its investments to shareholders weekly. TGIF anticipates making its weekly income distributions each Friday (or, in the event the New York Stock Exchange (the “NYSE”) is closed for trading on Friday, on a day earlier in the week). While obligations of any maturity may be purchased, under normal circumstances, TGIF will generally have a short to intermediate overall effective duration (i.e., typically less than three years). Effective duration is a measure of a fund’s price sensitivity to changes in yields or interest rates and a fund with a higher effective duration will, under normal circumstances, have a greater sensitivity to interest rates. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by TGIF and, therefore, TGIF’s exposure to changes in interest rates.

Investment decisions for TGIF are made by IR+M primarily through a fundamental analysis of available debt instruments and their issuers.

IR+M applies a bottom-up investing approach focusing on the analysis of individual companies rather than on the industry or sector in which a company operates or on the economy as a whole.

IR+M’s bottom-up process focuses on the following attributes of investment opportunities:

•Credit: IR+M evaluates the strength of a company’s management, its financial statements, and its competitive position in its industry or peer group.

•Structure: IR+M focuses on the shape of the curve reflecting the relationship of a bond’s price to interest rates (also known as “convexity”) with a particular interest in the extent to which an instrument may be callable (i.e., the issuer can redeem the bond prior to its maturity date) or have other such options attached to it that may affect the bond’s convexity. This analysis favors bonds with positive convexity (i.e., where the price would be expected to increase as interest rates rise) and those with structures that may add to the bond’s effective yield without increasing credit risk.

•Price: IR+M seeks bonds that it believes are under- or mis-priced and will seek to avoid bonds it determines are overpriced.

Performance Overview:

During the period, TGIF generated a total return of -2.24% (NAV) and -2.47% (Market). This compares to the -1.91% return of the benchmark, the Bloomberg 1-3 Year Credit Index.

From a sector perspective, based on performance attribution to the overall portfolio, Industrials and Materials were the largest contributors, while Financials and Health Care detracted the most.

Reviewing individual holdings based on performance attribution to the overall portfolio, leading contributors included OXY 0 10/10/36 (Occidental Petroleum), APA 4 ⅝ 11/15/25 (Apache), and CLI 3.15 05/15/23 (Mack-Cali Realty). Conversely, the leading detractors included FNS 417 C23 (Fannie Mae Strip), FNS 424 C14 (Fannie Mae Strip), and QVCN 4 ¾ 02/15/27 (QVC Inc.).

The SoFi Weekly Dividend ETF

The SoFi Weekly Dividend ETF (“WKLY”) is a passively-managed ETF that seeks to provide investors with consistent income by tracking the performance of the SoFi Sustainable Dividend Index (the “WKLY Index”), made up of the most consistent dividend-paying companies globally as determined by certain eligibility requirements. Securities selected for the WKLY Index have maintained their dividend payments over the last 12 months, been forecasted to continue to pay over the next 12 months and have met a number of additional screens designed to remove companies at risk of reducing their dividend payouts. Holdings are weighted by market capitalization and rebalanced quarterly, starting in February.

SHAREHOLDER LETTER (Continued)

5

SoFi Funds

Fund Description:

WKLY aims to pay dividends on a weekly basis, typically each Thursday. WKLY holds in accordance with the WKLY Index, a portfolio of large- and mid-cap dividend-paying companies from developed markets. Aside from liquidity and market-cap requirements, WKLY filters in accordance with the WKLY Index, securities based on stable dividend payout, forecasted dividends, dividend history, payout ratio, debt/equity ratio, and price return. Eligible stocks are then selected for high dividend yield, relative to the weighted average yield of the WKLY Index. The resulting portfolio is market-cap-weighted, with individual and sector weights capped at 5% and 30%, respectively

•Get Paid Weekly – WKLY seeks to distribute income on a weekly basis, providing the opportunity for a steady stream of income.

•Global Dividend-Paying Equities – Access the global market of dividend-paying companies.

•A Focus on Dividend Sustainability – Securities selected for the WKLY Index have maintained dividend payments over the last 12 months, been forecasted to continue to pay over the next 12 months and have met additional screens designed to remove companies at risk of reducing dividend payouts.

•WKLY Does the Work – Instead of manually buying a basket of dividend-paying stocks, you can purchase one ETF to do the work for you.

Performance Overview:

During the fiscal period, WKLY generated a total return of -4.68% (NAV) and -4.44% (Market). This compares to the –7.69% return of the benchmark, the S&P 500® Total Return Index, and the -3.78% return of the WKLY Index, over the same period.

From a sector perspective, based on performance attribution to the overall portfolio, Energy and Industrials were the largest contributors, while Financials and Health Care detracted the most.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included Exxon, Merck, and TotalEnergies. Conversely, the leading detractors included Intel Corp, Pfizer, and Roche Holdings.

The SoFi Web 3 ETF

The SoFi Web 3 ETF (“TWEB”) seeks to track the performance, before fees and expenses, of the Solactive Web 3.0 Index (the “Web 3.0 Index”). The Web 3.0 Index’s initial investable universe consists of equity securities listed on securities exchanges in the U.S., developed markets, and South Korea, excluding China. The Index includes equity securities of companies (each, a “Web 3.0 Company”) with products or services in one of the following four thematic categories Big Data & Artificial Intelligence; Blockchain Technology; Metaverse; and NFT & Tokenization.

Fund Description:

TWEB is passively-managed to provide exposure to Web 3.0, or the third generation of the internet, by investing in the four thematic categories stated above. All four underlying technologies are believed to drive a decentralized approach to the internet. Companies within each category are ranked within the Web 3.0 Index using a natural language processing algorithm. The Web 3.0 Index selects the 10 highest ranking in each category to build a narrow portfolio of 40 securities. The four categories are weighted equally, with securities within each category weighted based on thematic relevance. The Web 3.0 Index reconstitutes and rebalances semi-annually.

Performance Overview:

During the fiscal period, TWEB generated a total return of –23.41% (NAV) and -22.91% (Market). This compares to the -3.13% return of the benchmark, the S&P 500® Total Return Index, while the total return of the Web 3.0 Index was -23.31% for the period.

From a sector perspective, based on performance attribution to the overall portfolio, Health Care and Real Estate detracted the least (no contributors), while Information Technology and Consumer Discretionary detracted the most.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included NVIDIA, Meta, and Albert Inc. Conversely, the leading detractors included Gamestop, Funko, and Vuzix.

SHAREHOLDER LETTER (Continued)

6

SoFi Funds

The SoFi Smart Energy ETF

The SoFi Smart Energy ETF (“ENRG”) seeks to track the performance, before fees and expenses, of the iClima Distributed Renewable Energy Index (the “iClima Index”). ENRG will invest all, or substantially all, of its assets in the component securities that make up the iClima Index. The iClima Index is comprised of equity securities of publicly traded, large-, mid-, and small-cap U.S. and non-U.S. companies in developed and emerging markets that are Distributed Smart Energy Companies as defined by the iClima Index.

Fund Description:

ENRG provides exposure to global companies that support distributed energy generation (DER). ENRG focuses on renewable energy sources, a subset of all possible DER solutions. Firms are screened to determine the percentage of revenue each company receives from DER compared to its total revenue by analyzing financial and sustainability reports, along with other publicly available information. Companies with at least 20% DER revenue or have at least a 10% increase in DER revenue over the prior year are considered, as well as those that disclose DER as a key revenue source. Companies are then screened for relevant sustainability and environmental, social and governance (“ESG”) standards. The iClima Index is reconstituted and rebalanced semi-annually, assigning each security an equal weight. Prior to February 14, 2022, ENRG’s name was the iClima Distributed Renewable Energy Transition Leaders ETF. Before August 9, 2022, ENRG traded under the name the iClima Distributed Smart Energy ETF and the ticker SHFT.

Performance Overview:

During the period May 1, 2022 through February 28, 2023, ENRG generated a total return of 4.38% (NAV) and 5.20% (Market). This compares to the -2.02% return of the benchmark, the Dow Jones Global Index TR, and the 5.79% return of the iClima Index, over the same period.

From a sector perspective, based on performance attribution to the overall portfolio, Information Technology was the only contributor to the portfolio, while Industrials and Consumer Discretionary detracted the most.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included Vivant, SMASolar Technology, and Mayer Burger Technology. Conversely, the leading detractors included ITM Power, Blink Charging, and CleanSpark.

Past performance does not guarantee future results.

Must be preceded or accompanied by a prospectus.

Investors buy and sell ETF shares through a brokerage account or an investment advisor. Like ordinary stocks, brokerage commissions, and/or transaction costs or service fees may apply. Please consult your broker or financial advisor for their fee schedule.

There is no guarantee that a Fund’s investment strategy will be successful. Shares may trade at a premium or discount to their NAV in the secondary market, and a Fund’s holdings and returns may deviate from those of its index, if applicable. These variations may be greater when markets are volatile or subject to unusual conditions. A high portfolio turnover rate increases transaction costs, which may increase a Fund’s expenses. Certain Funds are newer, with a limited operating history. You can lose money on your investment in a Fund. Diversification does not ensure profit or protect against loss in declining markets. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets. As non-diversified funds, the value of TGIF, WKLY and ENRG’s shares may fluctuate more than shares invested in a broader range of industries and companies because of concentration in a specific sector, country or industry.

The S&P 500® Total Return Index is an index of 500 large-capitalization companies selected by Standard & Poor’s Financial Services LLC. The S&P MidCap 400® Total Return Index is an index of 400 mid-capitalization companies selected by Standard & Poor’s Financial Services LLC. The Nasdaq-100® Total Return Index is an index of 100 of the largest non-financial securities, based on market capitalization, listed on The Nasdaq Stock Market, LLC. The Bloomberg 1-3 Year Credit Index is an index of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 3 years to maturity. The Dow Jones Global Index aims to provide 95% market capitalization coverage of stocks globally, including developed and emerging regions. It is not possible to invest directly in an index.

SHAREHOLDER LETTER (Continued)

7

SoFi Funds

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer to the Schedule of Investments provided in this report.

Earnings per share (`BPS”) are calculated by taking the total earnings divided by the number of shares outstanding.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a fund and compares its risk-adjusted performance to a benchmark index. The excess return of a fund relative to the return of the benchmark index is a fund’s alpha.

SoFi ETFs are distributed by Foreside Fund Services, LLC.

Social Finance, Inc. (“SoFi”) is not an affiliated person of the Funds, Toroso Investments, LLC, IR+M, the distributor, or any of their affiliates. SoFi and/or its affiliates, including SoFi Securities, LLC, do not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds. SoFi has provided support in developing the methodology used by the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi Social 50 ETF and Sofi Weekly Dividend ETF’s underlying index to determine the securities included in such Index. However, SoFi is not involved in the maintenance of each such Index and does not act in the capacity of an index provider.

SHAREHOLDER LETTER (Continued)

8

SoFi Select 500 ETF PERFORMANCE SUMMARY (Unaudited)

Annualized Returns for the Periods Ended February 28, 2023:	1 Year	3 Year	Since Inception (4/10/2019)	Ending Value (2/28/2023)
SoFi Select 500 ETF - NAV	-9.78%	11.81%	10.36%	$14,670
SoFi Select 500 ETF - Market	-9.63%	11.81%	10.37%	14,678
Solactive SoFi US 500 Growth Index	-9.77%	11.83%	10.37%	14,675
S&P 500® Total Return Index	-7.69%	12.15%	10.38%	14,681

This chart illustrates the performance of a hypothetical $10,000 investment made on April 10, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect for the “NAV” return. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 358-0096. The Fund’s gross expense ratio is 0.19% and net expense ratio is 0.00% (as of the Fund’s most recently filed Prospectus). The Fund’s investment adviser (defined below) has agreed to waive its Management Fees (defined below) for the Fund until at least June 30, 2023.

9

SoFi Next 500 ETF PERFORMANCE SUMMARY (Unaudited)

Annualized Returns for the Periods Ended February 28, 2023:	1 Year	3 Year	Since Inception (4/10/2019)	Ending Value (2/28/2023)
SoFi Next 500 ETF - NAV	-9.06%	8.59%	5.78%	$12,439
SoFi Next 500 ETF - Market	-9.18%	8.79%	5.83%	12,466
Solactive SoFi US Next 500 Growth Index	-9.12%	8.57%	5.78%	12,441
S&P MidCap 400® Total Return Index	-0.62%	14.47%	9.44%	14,203

This chart illustrates the performance of a hypothetical $10,000 investment made on April 10, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect for the “NAV” return. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 358-0096. The Fund’s gross expense ratio is 0.19% and net expense ratio is 0.00% (as of the Fund’s most recently filed Prospectus). The Fund’s investment adviser (defined below) has agreed to waive its Management Fees (defined below) for the Fund until at least June 30, 2023.

10

SoFi Funds

SoFi Social 50 ETF PERFORMANCE SUMMARY (Unaudited)

Annualized Returns for the Periods Ended February 28, 2023:	1 Year	3 Year	Since Inception (5/7/2019)	Ending Value (2/28/2023)
SoFi Social 50 ETF - NAV	-26.98%	7.48%	4.23%	$11,713
SoFi Social 50 ETF - Market	-26.74%	7.77%	4.28%	11,733
SoFi Social 50 Index	-25.85%	8.02%	4.71%	11,921
S&P 500® Total Return Index	-7.69%	12.15%	10.61%	14,692

This chart illustrates the performance of a hypothetical $10,000 investment made on May 7, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 358-0096. The Fund’s expense ratio is 0.29% (as of the Fund’s most recently filed Prospectus).

11

SoFi Funds

SOFI BE YOUR OWN BOSS ETF PERFORMANCE SUMMARY(1) (Unaudited)

Annualized Returns for the Periods Ended February 28, 2023:	1 Year	3 Year	Since Inception (5/7/2019)	Ending Value (2/28/2023)
SoFi Be Your Own Boss ETF - NAV	-32.23%	-5.41%	-6.14%	$7,853
SoFi Be Your Own Boss ETF - Market	-32.11%	-5.30%	-6.16%	7,847
S&P 500® Total Return Index	-7.69%	12.15%	10.61%	14,692
NASDAQ 100 Total Return Index	-14.65%	13.40%	13.66%	16,296

(1)The Fund was formerly named the SoFi Gig Economy ETF and changed its name effective as of the close of business on August 9, 2022.

This chart illustrates the performance of a hypothetical $10,000 investment made on May 7, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 358-0096. The Fund’s expense ratio is 0.59% (as of the Fund’s most recently filed Prospectus).

12

SoFi Funds

SoFi Weekly Income ETF PERFORMANCE SUMMARY (Unaudited)

Annualized Returns for the Periods Ended February 28, 2023:	1 Year	Since Inception (10/1/2020)	Ending Value (2/28/2023)
SoFi Weekly Income ETF - NAV	-2.24%	1.25%	$10,304
SoFi Weekly Income ETF - Market	-2.47%	1.18%	10,288
Bloomberg 1-3 Year Credit Index	-1.91%	-1.15%	9,724

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2020 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 358-0096. The Fund’s expense ratio is 0.59% (as of the Fund’s most recently filed Prospectus).

13

SoFi Funds

SoFi Weekly Dividend ETF PERFORMANCE SUMMARY (Unaudited)

Total Return for the Period Ended February 28, 2023:	1 Year	Since Inception (5/10/2021)	Ending Value (2/28/2023)
SoFi Weekly Dividend ETF - NAV	-4.68%	-1.75%	$9,687
SoFi Weekly Dividend ETF - Market	-4.44%	-1.71%	9,694
SoFi Sustainable Dividend Total Return Index	-3.78%	-0.84%	9,849
S&P 500® Total Return Index	-7.69%	-1.39%	$9,751

This chart illustrates the performance of a hypothetical $10,000 investment made on May 10, 2021 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 358-0096. The Fund’s expense ratio is 0.49% (as of the Fund’s most recently filed Prospectus).

14

SoFi Funds

SOFI WEB 3 ETF PERFORMANCE SUMMARY(1) (Unaudited)

Total Return for the Period Ended February 28, 2023:	Since Inception (8/8/2022)(1)	Ending Value (2/28/2023)
SoFi Web 3 ETF - NAV	-23.41%	$7,659
SoFi Web 3 ETF - Market	-22.91%	7,709
Solactive Web 3.0 Index	-23.31%	7,669
S&P 500® Total Return Index	-3.13%	9,687

(1)The Fund commenced operations on August 8, 2022. The information presented is from August 8, 2022 to February 28, 2023.

This chart illustrates the performance of a hypothetical $10,000 investment made on August 8, 2022 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 358-0096. The Fund’s expense ratio is 0.59% (as of the Fund’s most recently filed Prospectus).

15

SoFi Funds

SOFI SMART ENERGY ETF PERFORMANCE SUMMARY(1)(2) (Unaudited)

Annualized Returns for the Periods Ended February 28, 2023:	May 1, 2022 - February 28, 2023	1 Year	Since Inception (7/20/2021)	Ending Value (2/28/2023)
SoFi Smart Energy ETF - NAV	4.38%	-8.75%	-12.03%	$8,135
SoFi Smart Energy ETF - Market	5.20%	-8.24%	-11.96%	8,145
iClima Distributed Renewable Energy Index TR	5.79%	-7.51%	-11.08%	8,277
Dow Jones Global Index TR	-2.02%	-8.00%	-6.06%	9,043

(1)The Fund was formerly named the iClima Distributed Smart Energy ETF and changed its name effective as of the close of busines on August 9, 2022.

(2)The Fund changed its fiscal year end from April 30, 2023 to February 28, 2023 effective as of the close of business on August 9, 2022.

This chart illustrates the performance of a hypothetical $10,000 investment made on July 20, 2021 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 358-0096. The Fund’s expense ratio is 0.59% (as of the Fund’s most recently filed Prospectus).

16

SoFi Funds

SOFI SELECT 500 ETF PORTFOLIO ALLOCATIONS at February 28, 2023 (Unaudited)

Sector	% of Net Assets
Technology	22.2%
Consumer, Non-cyclical	19.7
Financial	12.9
Communications	12.7
Consumer, Cyclical	12.4
Energy	8.7
Industrial	6.4
Utilities	2.4
Basic Materials	2.1
Cash Equivalents(1)	0.5
100.0%

(1)Represents short-term investments and liabilities in excess of other assets.

SOFI NEXT 500 ETF PORTFOLIO ALLOCATIONS at February 28, 2023 (Unaudited)

Sector	% of Net Assets
Consumer, Non-cyclical	19.0%
Financial	18.7
Consumer, Cyclical	15.8
Industrial	14.4
Energy	9.8
Technology	9.2
Basic Materials	6.4
Utilities	3.1
Communications	3.1
Cash Equivalents(1)	0.5
100.0%

(1)Represents short-term investments and liabilities in excess of other assets.

SOFI SOCIAL 50 ETF PORTFOLIO ALLOCATIONS at February 28, 2023 (Unaudited)

Sector	% of Net Assets
Consumer, Cyclical	36.9%
Technology	24.8
Communications	21.6
Consumer, Non-cyclical	6.9
Financial	6.4
Industrial	1.7
Energy	1.3
Cash Equivalents(1)	0.4
100.0%

(1)Represents short-term investments and liabilities in excess of other assets.

17

SoFi Funds

SOFI BE YOUR OWN BOSS ETF PORTFOLIO ALLOCATIONS at February 28, 2023 (Unaudited)

Sector	% of Net Assets
Communications	39.4%
Technology	30.7
Consumer, Non-cyclical	16.9
Financial	6.5
Consumer, Cyclical	3.7
Industrial	2.6
Cash & Cash Equivalents(1)	0.2
100.0%

(1)Represents cash, short-term investments and liabilities in excess of other assets.

SOFI WEEKLY INCOME ETF PORTFOLIO ALLOCATIONS at February 28, 2023 (Unaudited)

Sector/Investment Type	% of Net Assets
Financial	26.6%
Consumer, Cyclical	17.1
Energy	12.2
Industrial	11.2
Communications	10.2
Consumer, Non-cyclical	7.4
Asset Backed Securities	3.6
Cash Equivalents(1)	2.9
Basic Materials	2.6
Technology	2.6
Utilities	1.8
Mortgage Backed Securities	1.4
Government	0.4
100.0%

(1)Represents short-term investments and liabilities in excess of other assets.

SOFI WEEKLY DIVIDEND ETF PORTFOLIO ALLOCATIONS at February 28, 2023 (Unaudited)

Sector	% of Net Assets
Financial	26.6%
Consumer, Non-cyclical	19.6
Energy	12.7
Industrial	10.9
Basic Materials	6.6
Consumer, Cyclical	6.2
Communications	6.0
Utilities	5.7
Technology	4.9
Cash & Cash Equivalents(1)	0.7
Diversified	0.1
100.0%

(1)Represents cash, short-term investments and liabilities in excess of other assets.

18

SoFi Funds

SOFI WEB 3 ETF PORTFOLIO ALLOCATIONS at February 28, 2023 (Unaudited)

Sector	% of Net Assets
Technology	31.9%
Communications	19.2
Consumer, Cyclical	19.0
Financial	16.1
Consumer, Non-cyclical	13.3
Cash Equivalents(1)	0.5
100.0%

(1)Represents short-term investments and liabilities in excess of other assets.

SOFI SMART ENERGY ETF PORTFOLIO ALLOCATIONS at February 28, 2023 (Unaudited)

Sector	% of Net Assets
Industrial	47.7%
Energy	27.5
Consumer, Cyclical	11.2
Technology	6.1
Consumer, Non-cyclical	4.1
Utilities	3.2
Cash Equivalents(1)	0.2
100.0%

(1)Represents short-term investments and liabilities in excess of other assets.

SoFi Select 500 ETF

The accompanying notes are an integral part of these financial statements.	19

SCHEDULE OF INVESTMENTS at February 28, 2023

	Shares	Value
Common Stocks — 99.5%
Advertising — 0.1%
Omnicom Group, Inc. (2)	1,781	$161,305
The Trade Desk, Inc. - Class A (1)(2)	4,680	261,893
		423,198
Aerospace & Defense — 1.4%
The Boeing Co. (1)	7,791	1,570,276
General Dynamics Corp.	2,097	477,927
L3Harris Technologies, Inc.	1,644	347,196
Lockheed Martin Corp.	2,044	969,388
Northrop Grumman Corp.	1,118	518,875
Raytheon Technologies Corp.	19,316	1,894,707
TransDigm Group, Inc.	490	364,496
		6,142,865
Agriculture — 0.7%
Altria Group, Inc.	21,110	980,137
Archer-Daniels-Midland Co.	6,273	499,331
Philip Morris International, Inc.	12,877	1,252,932
		2,732,400
Airlines — 0.3%
Delta Air Lines, Inc. (1)	21,688	831,518
Southwest Airlines Co.	9,726	326,599
United Airlines Holdings, Inc. (1)	4,750	246,810
		1,404,927
Apparel — 0.4%
Nike, Inc. - Class A	13,433	1,595,706
VF Corp.	8,471	210,250
		1,805,956
Auto Manufacturers — 5.1%
Cummins, Inc. (2)	1,268	308,225
Ford Motor Co.	101,689	1,227,386
General Motors Co.	11,354	439,854
PACCAR, Inc.	5,279	381,144
Stellantis NV (2)	112,180	1,965,394
Tesla, Inc. (1)	85,136	17,513,327
		21,835,330
Banks — 3.5%
Bank of America Corp.	63,230	2,168,789
The Bank of New York Mellon Corp.	5,958	303,143
Citigroup, Inc. (2)	14,083	713,867
Citizens Financial Group, Inc. (2)	4,102	171,300
Fifth Third Bancorp	5,702	206,983
First Republic Bank	1,636	201,244
The Goldman Sachs Group, Inc.	3,233	1,136,884
Huntington Bancshares, Inc.	15,288	234,212
JPMorgan Chase & Co.	22,534	3,230,249
KeyCorp	7,685	140,559
M&T Bank Corp. (2)	1,370	212,747
Morgan Stanley	15,681	1,513,216

	Shares	Value
Common Stocks — 99.5% (Continued)
Banks — 3.5% (Continued)
Northern Trust Corp.	1,676	$159,673
The PNC Financial Services Group, Inc.	3,578	565,038
Regions Financial Corp.	7,603	177,302
State Street Corp.	2,913	258,325
SVB Financial Group (1)	699	201,389
Truist Financial Corp.	10,151	476,589
U.S. Bancorp	11,720	559,396
Wells Fargo & Co.	48,387	2,263,060
		14,893,965
Beverages — 1.5%
Brown-Forman Corp. - Class A	2,548	165,289
The Coca-Cola Co.	38,392	2,284,708
Constellation Brands, Inc. - Class 1 (2)	3,835	857,889
Keurig Dr Pepper, Inc.	12,139	419,402
Monster Beverage Corp. (1)	4,472	455,071
PepsiCo, Inc.	11,784	2,044,878
		6,227,237
Biotechnology — 2.7%
Alnylam Pharmaceuticals, Inc. (1)	2,075	397,259
Amgen, Inc.	4,710	1,091,118
Biogen, Inc. (1)	1,059	285,782
BioMarin Pharmaceutical, Inc. (1)	2,558	254,751
Bio-Rad Laboratories, Inc. - Class A (1)	196	93,657
Corteva, Inc.	6,664	415,100
Gilead Sciences, Inc.	36,081	2,905,603
Horizon Therapeutics PLC (1)	4,428	484,822
Illumina, Inc. (1)	1,775	353,580
Incyte Corp. (1)(2)	2,363	181,904
Moderna, Inc. (1)	16,848	2,338,671
Regeneron Pharmaceuticals, Inc. (1)	2,007	1,526,163
Seagen, Inc. (1)	1,286	231,081
Vertex Pharmaceuticals, Inc. (1)	2,528	733,853
		11,293,344
Building Materials — 0.4%
Carrier Global Corp.	8,055	362,717
Johnson Controls International PLC	7,652	479,933
Martin Marietta Materials, Inc.	515	185,333
Masco Corp.	2,313	121,271
Trane Technologies PLC	2,200	406,934
Vulcan Materials Co.	1,117	202,076
		1,758,264
Chemicals — 1.3%
Air Products and Chemicals, Inc.	2,020	577,680
Albemarle Corp.	2,294	583,387
Celanese Corp.	1,145	133,083
CF Industries Holdings, Inc.	4,399	377,830
Dow, Inc.	11,150	637,780
DuPont de Nemours, Inc. (2)	4,034	294,603

SoFi Select 500 ETF

20	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 99.5% (Continued)
Chemicals — 1.3% (Continued)
Eastman Chemical Co.	1,379	$117,491
Ecolab, Inc.	2,488	396,513
FMC Corp.	1,183	152,785
International Flavors & Fragrances, Inc.	8,015	746,998
LyondellBasell Industries NV	5,801	556,838
The Mosaic Co.	6,623	352,277
PPG Industries, Inc.	2,107	278,250
The Sherwin-Williams Co.	1,907	422,114
		5,627,629
Commercial Services — 1.6%
Automatic Data Processing, Inc.	3,370	740,793
Block, Inc. - Class A (1)	14,566	1,117,649
Booz Allen Hamilton Holding Corp.	1,019	96,530
Cintas Corp.	842	369,192
CoStar Group, Inc. (1)	3,257	230,140
Equifax, Inc. (2)	1,159	234,732
FleetCor Technologies, Inc. (1)	692	148,635
Gartner, Inc. (1)(2)	832	272,738
Global Payments, Inc.	3,773	423,331
MarketAxess Holdings, Inc.	264	90,143
Moody’s Corp.	1,617	469,172
PayPal Holdings, Inc. (1)	10,669	785,238
Rollins, Inc. (2)	4,093	144,074
S&P Global, Inc.	3,340	1,139,608
TransUnion	1,993	130,402
United Rentals, Inc.	706	330,782
Verisk Analytics, Inc.	1,448	247,767
		6,970,926
Computers — 6.8%
Accenture PLC - Class A	5,828	1,547,625
Apple, Inc.	159,119	23,455,732
Cognizant Technology Solutions Corp.	4,511	282,524
Crowdstrike Holdings, Inc. - Class A (1)	4,210	508,105
Dell Technologies, Inc. - Class A	2,326	94,529
EPAM Systems, Inc. (1)	584	179,667
Fortinet, Inc. (1)	9,705	576,865
Hewlett Packard Enterprise Co.	23,106	360,685
HP, Inc.	8,746	258,182
International Business Machines Corp.	7,242	936,391
Leidos Holdings, Inc.	1,136	110,271
NetApp, Inc.	1,999	129,035
Seagate Technology Holdings PLC	2,014	130,024
Western Digital Corp. (1)	5,402	207,869
Zscaler, Inc. (1)	2,307	302,563
		29,080,067
Cosmetics & Personal Care — 0.9%
Colgate-Palmolive Co.	6,915	506,869
The Estee Lauder Companies, Inc.	2,812	683,457

	Shares	Value
Common Stocks — 99.5% (Continued)
Cosmetics & Personal Care — 0.9% (Continued)
The Procter & Gamble Co.	19,185	$2,639,089
		3,829,415
Distribution & Wholesale — 0.2%
Copart, Inc. (1)	5,109	359,980
Fastenal Co.	4,508	232,433
LKQ Corp.	2,328	133,371
W.W. Grainger, Inc. (2)	431	288,093
		1,013,877
Diversified Financial Services — 3.9%
American Express Co.	7,360	1,280,566
Ameriprise Financial, Inc.	1,031	353,499
Apollo Global Management, Inc.	25,379	1,799,371
BlackRock, Inc.	1,394	961,066
Capital One Financial Corp.	3,931	428,794
Cboe Global Markets, Inc.	840	105,983
The Charles Schwab Corp.	27,946	2,177,552
CME Group, Inc. - Class A	2,861	530,315
Coinbase Global, Inc. - Class A (1)(2)	8,133	527,262
Discover Financial Services	2,579	288,848
Franklin Resources, Inc. (2)	6,728	198,274
Intercontinental Exchange, Inc.	6,330	644,394
Mastercard, Inc. - Class A	8,970	3,186,951
Nasdaq, Inc.	4,121	231,023
Raymond James Financial, Inc. (2)	2,260	245,120
Synchrony Financial	3,877	138,448
T. Rowe Price Group, Inc. (2)	2,175	244,209
Visa, Inc. - Class A (2)	15,069	3,314,276
		16,655,951
Electric — 2.3%
The AES Corp. (2)	11,842	292,261
Alliant Energy Corp.	2,149	110,179
Ameren Corp.	2,182	180,473
American Electric Power Co., Inc.	4,200	369,474
Avangrid, Inc. (2)	4,285	167,244
CenterPoint Energy, Inc.	6,785	188,759
CMS Energy Corp.	2,464	145,302
Consolidated Edison, Inc.	3,164	282,703
Constellation Energy Corp. (2)	6,873	514,719
Dominion Energy, Inc.	6,910	384,334
DTE Energy Co.	1,913	209,875
Duke Energy Corp. (2)	7,252	683,573
Edison International (2)	3,871	256,299
Entergy Corp.	1,832	188,458
Evergy, Inc.	2,036	119,737
Eversource Energy	2,969	223,744
Exelon Corp.	9,007	363,793
FirstEnergy Corp.	4,970	196,514
NextEra Energy, Inc.	22,209	1,577,505

SoFi Select 500 ETF

The accompanying notes are an integral part of these financial statements.	21

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 99.5% (Continued)
Electric — 2.3% (Continued)
PG&E Corp. (1)	50,406	$787,342
PPL Corp. (2)	16,993	460,000
Public Service Enterprise Group, Inc. (2)	6,868	415,033
Sempra Energy (2)	3,205	480,622
The Southern Co.	9,793	617,547
WEC Energy Group, Inc.	2,723	241,421
Xcel Energy, Inc.	4,717	304,577
		9,761,488
Electrical Components & Equipment — 0.2%
AMETEK, Inc.	2,144	303,505
Emerson Electric Co.	5,197	429,844
		733,349
Electronics — 0.6%
Agilent Technologies, Inc.	2,749	390,276
Amphenol Corp.	5,531	428,763
Fortive Corp.	3,014	200,913
Garmin Ltd.	1,684	165,251
Honeywell International, Inc.	5,086	973,867
Keysight Technologies, Inc. (1)	1,694	270,972
Mettler-Toledo International, Inc. (1)	195	279,574
		2,709,616
Energy — Alternate Sources — 0.1%
Enphase Energy, Inc. (1)	2,139	450,324

Engineering & Construction — 0.0% (4)
Jacobs Solutions, Inc.	1,538	183,791

Entertainment — 0.1%
Live Nation Entertainment, Inc. (1)(2)	7,013	505,357

Environmental Control — 0.2%
Republic Services, Inc.	2,642	340,633
Waste Management, Inc.	3,644	545,726
		886,359
Food — 1.0%
Campbell Soup Co. (2)	2,029	106,563
Conagra Brands, Inc.	3,570	129,984
General Mills, Inc.	4,602	365,905
The Hershey Co.	1,193	284,316
Hormel Foods Corp. (2)	5,172	229,533
The J.M. Smucker Co.	849	125,559
Kellogg Co.	2,590	170,785
The Kraft Heinz Co. (2)	16,234	632,152
The Kroger Co. (2)	6,054	261,169
McCormick & Co., Inc. (2)	2,152	159,937
Mondelez International, Inc.	10,782	702,771
Sysco Corp.	9,313	694,470
Tyson Foods, Inc. - Class A	2,663	157,756
		4,020,900

	Shares	Value
Common Stocks — 99.5% (Continued)
Forest Products & Paper — 0.0% (4)
International Paper Co.	3,256	$118,486

Gas — 0.0% (4)
Atmos Energy Corp. (2)	1,300	146,653

Hand & Machine Tools — 0.1%
Snap-on, Inc. (2)	445	110,663
Stanley Black & Decker, Inc.	1,364	116,772
		227,435
Healthcare - Products — 3.8%
Abbott Laboratories	18,166	1,847,845
Align Technology, Inc. (1)(2)	1,336	413,492
Baxter International, Inc.	4,839	193,318
Boston Scientific Corp. (1)	45,694	2,134,824
The Cooper Companies, Inc.	443	144,848
Danaher Corp.	8,291	2,052,271
Edwards Lifesciences Corp. (1)	6,714	540,074
Exact Sciences Corp. (1)(2)	1,584	98,731
GE HealthCare Technologies, Inc. (1)	3,772	286,672
Hologic, Inc. (1)	2,105	167,642
IDEXX Laboratories, Inc. (1)	911	431,122
Insulet Corp. (1)(2)	1,711	472,852
Intuitive Surgical, Inc. (1)	4,462	1,023,538
Medtronic PLC	13,786	1,141,481
PerkinElmer, Inc.	1,284	159,948
QIAGEN NV (1)	1,967	90,384
ResMed, Inc.	1,550	330,150
STERIS PLC	1,654	311,001
Stryker Corp.	4,364	1,147,208
Teleflex, Inc.	482	114,827
Thermo Fisher Scientific, Inc.	3,689	1,998,553
Waters Corp. (1)	464	144,253
West Pharmaceutical Services, Inc.	903	286,278
Zimmer Biomet Holdings, Inc.	3,998	495,232
		16,026,544
Healthcare - Services — 1.9%
Catalent, Inc. (1)(2)	1,779	121,363
Centene Corp. (1)	6,367	435,503
DaVita, Inc. (1)	766	63,011
Elevance Health, Inc.	2,119	995,231
HCA Healthcare, Inc.	3,102	755,182
Humana, Inc.	1,016	502,940
IQVIA Holdings, Inc. (1)	2,852	594,557
Laboratory Corp. of America Holdings	824	197,233
Molina Healthcare, Inc. (1)	783	215,583
Quest Diagnostics, Inc.	898	124,247
UnitedHealth Group, Inc.	8,354	3,976,003
Universal Health Services, Inc. - Class D (2)	623	83,214
		8,064,067

SoFi Select 500 ETF

22	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 99.5% (Continued)
Home Builders — 0.2%
D.R. Horton, Inc. (2)	3,641	$336,720
Lennar Corp. - Class A (2)	2,293	221,825
NVR, Inc. (1)(2)	28	144,861
PulteGroup, Inc.	2,271	124,155
		827,561
Home Furnishings — 0.0% (4)
Whirlpool Corp.	433	59,745

Household Products & Wares — 0.2%
Church & Dwight Co., Inc.	1,946	163,036
The Clorox Co. (2)	1,005	156,217
Kimberly-Clark Corp.	2,290	286,365
		605,618
Insurance — 2.7%
Aflac, Inc.	5,059	344,771
The Allstate Corp.	2,229	287,051
American International Group, Inc.	7,833	478,675
Aon PLC	2,312	702,964
Arch Capital Group Ltd. (1)	3,001	210,070
Arthur J Gallagher & Co.	2,199	411,983
Berkshire Hathaway, Inc. - Class A (1)	10,688	3,261,764
Brown & Brown, Inc.	2,802	157,108
Chubb Ltd.	3,637	767,480
Cincinnati Financial Corp. (2)	1,647	198,793
CNA Financial Corp.	2,448	107,173
Everest Re Group Ltd.	468	179,698
Globe Life, Inc.	792	96,378
The Hartford Financial Services Group, Inc.	2,695	210,965
Markel Corp. (1)	153	203,468
Marsh & McLennan Companies, Inc.	4,642	752,654
MetLife, Inc.	6,525	468,038
Principal Financial Group, Inc. (2)	1,902	170,343
Prudential Financial, Inc.	11,449	1,144,900
The Progressive Corp.	4,231	607,233
The Travelers Companies, Inc. (2)	1,908	353,209
W.R. Berkley Corp.	2,671	176,793
Willis Towers Watson PLC	902	211,393
		11,502,904
Internet — 9.3%
Airbnb, Inc. - Class A (1)	10,564	1,302,330
Alphabet, Inc. - Class A (1)	76,039	6,866,321
Alphabet, Inc. - Class A (1)	72,629	6,540,968
Amazon.com, Inc. (1)	108,911	10,262,684
Booking Holdings, Inc. (1)	1,692	4,270,608
CDW Corp. (2)	1,162	235,212
DoorDash, Inc. - Class A (1)	5,623	307,353
eBay, Inc.	13,829	634,751
Etsy, Inc. (1)(2)	1,264	153,462

	Shares	Value
Common Stocks — 99.5% (Continued)
Internet — 9.3% (Continued)
Expedia Group, Inc. - Class A (1)	6,325	$689,235
F5, Inc. (1)	667	95,368
Gen Digital, Inc.	5,201	101,472
GoDaddy, Inc. - Class A (1)	1,852	140,215
Lyft, Inc. - Class A (1)(2)	6,377	63,770
Match Group, Inc. (1)	3,588	148,615
Meta Platforms, Inc. - Class A (1)	20,784	3,635,953
Netflix, Inc. (1)	4,405	1,418,983
Okta, Inc. - Class A (1)	2,302	164,110
Palo Alto Networks, Inc. (1)(2)	5,406	1,018,328
Pinterest, Inc. - Class A (1)	7,822	196,410
Roku, Inc. - Class A (1)	3,506	226,803
Snap, Inc. - Class A (1)	20,913	212,267
Uber Technologies, Inc. (1)	27,294	907,798
VeriSign, Inc. (1)	929	182,855
		39,775,871
Iron & Steel — 0.3%
Nucor Corp.	7,639	1,279,074

Leisure Time — 0.1%
Carnival Corp. (1)(2)	8,609	91,427
Royal Caribbean Cruises Ltd. (1)	2,170	153,289
		244,716
Lodging — 0.6%
Hilton Worldwide Holdings, Inc. (2)	4,912	709,833
Las Vegas Sands Corp. (1)	9,245	531,310
Marriott International, Inc.	6,003	1,015,948
MGM Resorts International	8,053	346,360
		2,603,451
Machinery - Construction & Mining — 0.3%
Caterpillar, Inc.	5,468	1,309,859

Machinery - Diversified — 0.8%
Deere & Co.	3,219	1,349,534
Dover Corp.	1,457	218,404
IDEX Corp. (2)	661	148,712
Ingersoll Rand, Inc.	11,937	693,182
Otis Worldwide Corp.	3,478	294,308
Rockwell Automation, Inc. (2)	1,221	360,109
Westinghouse Air Brake Technologies Corp.	1,543	160,981
Xylem, Inc. (2)	1,414	145,147
		3,370,377
Media — 1.5%
Charter Communications, Inc. - Class A (1)	1,860	683,755
Comcast Corp. - Class A	43,224	1,606,636
FactSet Research Systems, Inc.	332	137,631
Liberty Broadband Corp. - Class A (1)	4,391	380,568
Sirius XM Holdings, Inc. (2)	71,249	312,783

SoFi Select 500 ETF

The accompanying notes are an integral part of these financial statements.	23

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 99.5% (Continued)
Media — 1.5% (Continued)
ViacomCBS, Inc. - Class A (2)	5,317	$113,890
Warner Bros Discovery, Inc. (1)(2)	26,878	419,834
The Walt Disney Co. (1)	27,166	2,706,005
		6,361,102
Mining — 0.5%
Freeport-McMoRan, Inc.	38,323	1,570,093
Newmont Corp.	8,233	359,041
		1,929,134
Miscellaneous Manufacturers — 0.8%
3M Co.	4,473	481,921
Eaton Corp PLC	3,506	613,305
General Electric Co.	11,343	960,865
Illinois Tool Works, Inc. (2)	2,569	598,988
Parker-Hannifin Corp.	1,112	391,257
Teledyne Technologies, Inc. (1)(2)	719	309,220
Textron, Inc.	1,854	134,471
		3,490,027
Office & Business Equipment — 0.0% (4)
Zebra Technologies Corp. (1)	543	163,036

Oil & Gas — 7.3%
Chevron Corp.	42,368	6,811,503
ConocoPhillips	41,135	4,251,302
Coterra Energy, Inc. (2)	27,302	681,731
Devon Energy Corp. (2)	19,012	1,025,127
Diamondback Energy, Inc.	5,163	725,815
EOG Resources, Inc.	18,730	2,116,865
Exxon Mobil Corp.	69,143	7,599,507
Hess Corp. (2)	8,840	1,190,748
Marathon Petroleum Corp.	10,691	1,321,408
Occidental Petroleum Corp.	16,089	942,172
Phillips 66	9,911	1,016,472
Pioneer Natural Resources Co.	11,791	2,363,034
Valero Energy Corp.	8,567	1,128,531
		31,174,215
Oil & Gas Services — 0.4%
Baker Hughes Co. - Class A	26,398	807,779
Halliburton Co. (2)	8,366	303,100
Schlumberger Ltd.	12,010	639,052
		1,749,931
Packaging & Containers — 0.1%
Ball Corp. (2)	3,291	184,987
Packaging Corp. of America (2)	876	119,767
Westrock Co.	2,801	87,951
		392,705
Pharmaceuticals — 5.7%
AbbVie, Inc.	23,492	3,615,419
AmerisourceBergen Corp.	2,193	341,143

	Shares	Value
Common Stocks — 99.5% (Continued)
Pharmaceuticals — 5.7% (Continued)
Becton Dickinson and Co.	2,899	$679,960
Bristol-Myers Squibb Co.	26,091	1,799,235
Cardinal Health, Inc.	3,016	228,341
CVS Health Corp.	11,253	940,076
Dexcom, Inc. (1)	5,324	591,017
Elanco Animal Health, Inc. (1)	8,630	98,986
Eli Lilly & Co.	8,264	2,571,922
Johnson & Johnson	23,824	3,651,266
McKesson Corp.	1,691	591,529
Merck & Co., Inc.	20,942	2,224,878
Pfizer, Inc.	126,822	5,145,169
The Cigna Group	2,645	772,605
Viatris, Inc. (2)	27,657	315,290
Zoetis, Inc.	4,367	729,289
		24,296,125
Pipelines — 0.8%
Cheniere Energy, Inc.	5,120	805,581
Kinder Morgan, Inc.	79,303	1,352,909
ONEOK, Inc.	10,576	692,199
The Williams Companies, Inc.	22,188	667,859
		3,518,548
Private Equity — 0.6%
Blackstone, Inc. (2)	17,507	1,589,636
KKR & Co., Inc.	14,980	844,123
		2,433,759
Real Estate — 0.1%
CBRE Group, Inc. (1)	3,208	273,129

Real Estate Investment Trusts (REITs) — 2.1%
Alexandria Real Estate Equities, Inc.	1,362	204,000
American Tower Corp.	4,215	834,612
AvalonBay Communities, Inc.	1,159	199,951
Boston Properties, Inc. (2)	1,221	79,951
Crown Castle, Inc.	4,062	531,107
Digital Realty Trust, Inc. (2)	3,013	314,045
Equinix, Inc.	823	566,446
Equity Residential	2,933	183,371
Essex Property Trust, Inc. (2)	480	109,469
Extra Space Storage, Inc.	1,287	211,905
Healthpeak Properties, Inc.	5,777	138,995
Host Hotels & Resorts, Inc. (2)	26,635	447,468
Invitation Homes, Inc. (2)	6,027	188,404
Iron Mountain, Inc. (2)	2,493	131,506
Mid-America Apartment Communities, Inc.	1,032	165,223
Prologis, Inc.	8,706	1,074,320
Public Storage	1,865	557,542
Realty Income Corp. (2)	9,327	596,462
SBA Communications Corp.	2,327	603,507

SoFi Select 500 ETF

24	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 99.5% (Continued)
Real Estate Investment Trusts (REITs) — 2.1% (Continued)
Simon Property Group, Inc.	3,058	$373,351
Sun Communities, Inc.	2,014	288,284
UDR, Inc. (2)	2,897	124,107
Ventas, Inc. (2)	2,693	131,014
VICI Properties, Inc.	7,776	260,729
W.P. Carey, Inc. (2)	1,629	132,210
Welltower, Inc. (2)	3,767	279,210
Weyerhaeuser Co. (2)	8,752	273,500
		9,000,689
Retail — 5.3%
Advance Auto Parts, Inc. (2)	563	81,612
AutoZone, Inc. (1)	179	445,091
Best Buy Co., Inc. (2)	1,733	144,030
Burlington Stores, Inc. (1)	1,184	253,672
CarMax, Inc. (1)(2)	1,892	130,624
Chipotle Mexican Grill, Inc. (1)	327	487,583
Costco Wholesale Corp.	4,253	2,059,217
Darden Restaurants, Inc.	2,708	387,217
Dollar General Corp.	1,782	385,447
Dollar Tree, Inc. (1)(2)	1,833	266,298
Domino’s Pizza, Inc. (2)	302	88,791
Genuine Parts Co.	1,902	336,388
The Home Depot, Inc.	8,645	2,563,588
Lowe’s Companies, Inc.	5,310	1,092,532
McDonald’s Corp.	6,741	1,779,017
O’Reilly Automotive, Inc. (1)	647	537,075
Ross Stores, Inc.	11,766	1,300,614
Starbucks Corp.	18,250	1,863,142
Target Corp.	4,092	689,502
The TJX Companies, Inc.	39,981	3,062,545
Tractor Supply Co. (2)	1,028	239,791
Ulta Beauty, Inc. (1)	876	454,469
Walgreens Boots Alliance, Inc. (2)	14,642	520,230
Walmart, Inc.	22,193	3,154,291
Yum! Brands, Inc.	2,641	335,830
		22,658,596
Semiconductors — 6.2%
Advanced Micro Devices, Inc. (1)	24,126	1,895,821
Analog Devices, Inc.	8,952	1,642,423
Applied Materials, Inc. (2)	9,250	1,074,388
Broadcom, Inc.	4,505	2,677,276
GLOBALFOUNDRIES, Inc. (1)(2)	14,863	971,148
Intel Corp.	30,135	751,266
KLA Corp.	1,691	641,532
Lam Research Corp.	1,453	706,173
Marvell Technology, Inc.	22,548	1,018,042
Microchip Technology, Inc.	8,476	686,810
Micron Technology, Inc. (2)	14,606	844,519

	Shares	Value
Common Stocks — 99.5% (Continued)
Semiconductors — 6.2% (Continued)
NVIDIA Corp.	40,732	$9,456,341
ON Semiconductor Corp. (1)	6,125	474,136
Qorvo, Inc. (1)	1,054	106,338
QUALCOMM, Inc.	11,899	1,469,884
Skyworks Solutions, Inc. (2)	1,778	198,371
Teradyne, Inc. (2)	1,337	135,224
Texas Instruments, Inc.	9,064	1,554,023
		26,303,715
Software — 9.2%
Activision Blizzard, Inc.	6,143	468,404
Adobe, Inc. (1)	4,402	1,426,028
Akamai Technologies, Inc. (1)	1,599	116,087
ANSYS, Inc. (1)	770	233,780
Autodesk, Inc. (1)	2,518	500,301
Black Knight, Inc. (1)	1,467	87,433
Broadridge Financial Solutions, Inc.	1,056	148,664
Cadence Design Systems, Inc. (1)(2)	2,404	463,828
Cloudflare, Inc. - Class A (1)	4,179	250,782
Datadog, Inc. - Class A (1)	10,481	802,006
DocuSign, Inc. (1)	6,325	388,039
Electronic Arts, Inc.	3,482	386,293
Fidelity National Information Services, Inc.	16,799	1,064,553
Fiserv, Inc. (1)	7,914	910,822
HubSpot, Inc. (1)(2)	949	367,130
Intuit, Inc.	4,083	1,662,516
Jack Henry & Associates, Inc.	622	102,157
Microsoft Corp.	66,299	16,536,297
MongoDB, Inc. (1)(2)	1,012	212,034
MSCI, Inc.	843	440,172
Oracle Corp.	22,694	1,983,456
Palantir Technologies, Inc. - Class A (1)(2)	36,201	283,816
Paychex, Inc.	3,090	341,136
Paycom Software, Inc. (1)	594	171,702
ROBLOX Corp. - Class A (1)(2)	10,108	370,357
Roper Technologies, Inc.	827	355,775
Salesforce, Inc. (1)	13,693	2,240,312
ServiceNow, Inc. (1)(2)	5,244	2,266,299
Snowflake, Inc. (1)	5,793	894,323
Splunk, Inc. (1)	1,675	171,688
SS&C Technologies Holdings, Inc. (2)	2,500	146,750
Synopsys, Inc. (1)	1,436	522,359
Take-Two Interactive Software, Inc. (1)	985	107,907
Twilio, Inc. - Class A (1)	2,667	179,249
Tyler Technologies, Inc. (1)	451	144,884
Unity Software, Inc. (1)(2)	4,209	128,122
Veeva Systems, Inc. - Class A (1)	1,437	238,053
VMware, Inc.	3,618	398,450
Workday, Inc. - Class A (1)	5,796	1,074,984

SoFi Select 500 ETF

The accompanying notes are an integral part of these financial statements.	25

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 99.5% (Continued)
Software — 9.2% (Continued)
Zoom Video Communications, Inc. - Class A (1)	3,014	$224,814
ZoomInfo Technologies, Inc. (1)	9,950	240,492
		39,052,254
Telecommunications — 1.8%
Arista Networks, Inc. (1)	3,343	463,674
AT&T, Inc.	77,528	1,466,054
Cisco Systems, Inc.	35,183	1,703,561
Corning, Inc.	9,361	317,806
Lumen Technologies, Inc. (2)	9,225	31,365
Motorola Solutions, Inc.	1,552	407,881
T-Mobile US, Inc. (1)	10,962	1,558,577
Ubiquiti, Inc. (2)	520	139,516
Verizon Communications, Inc.	37,376	1,450,563
		7,538,997
Toys, Games & Hobbies — 0.0% (4)
Hasbro, Inc.	1,385	76,189

Transportation — 1.4%
C.H. Robinson Worldwide, Inc. (2)	1,361	136,046
CSX Corp.	18,797	573,120
Expeditors International of Washington, Inc. (2)	2,124	222,085
FedEx Corp.	2,500	508,050
J.B. Hunt Transport Services, Inc.	1,001	180,971
Norfolk Southern Corp.	2,249	505,620
Old Dominion Freight Line, Inc. (2)	1,118	379,293
Union Pacific Corp.	5,426	1,124,701
United Parcel Service, Inc. - Class B (2)	13,596	2,481,134
		6,111,020
Water — 0.1%
American Water Works Co., Inc.	1,497	210,149

Total Common Stocks
(Cost $431,345,928)		423,842,216

Contingent Value Rights — 0.0% (4)
Abiomed, Inc. - Contingent Value Right (1)(5)	455	—
Total Contingent Rights
(Cost $0)

Short-Term Investments — 0.3%
Money Market Funds — 0.3%
First American Government Obligations Fund, Class X, 4.370% (3)	1,403,454	1,403,454
Total Short-Term Investments
(Cost $1,403,454)		1,403,454

	Shares	Value
Investments Purchased with Collateral From Securities Lending — 8.6%
Mount Vernon Liquid Assets Portfolio, LLC, 4.750% (3)	36,648,699	$36,648,699

Total Investments Purchased with Collateral From Securities Lending
(Cost $36,648,699)		36,648,699

Total Investments in Securities — 108.4%
(Cost $469,398,081)		461,894,369
Liabilities in Excess of Other Assets - (8.4)%		(35,926,154)
Total Net Assets — 100.0%		$425,968,215

(1)Non-income producing security.

(2)This security or a portion of this security was out on loan as of February 28, 2023. Total loaned securities had a value of $35,849,106 or 8.4% of net assets as of February 28, 2023. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)The rate shown is the annualized seven-day effective yield as of February 28, 2023.

(4)Does not round to 0.1% or (0.1)%, as applicable.

(5)This security was fair valued by the valuation designee.

SoFi Next 500 ETF

26	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023

	Shares	Value
Common Stocks — 99.5%
Advertising — 0.3%
The Interpublic Group of Companies, Inc.	4,993	$177,451

Aerospace & Defense — 1.0%
Curtiss-Wright Corp. (2)	409	71,489
HEICO Corp.	598	99,011
Hexcel Corp.	1,726	125,911
Howmet Aerospace, Inc.	4,650	196,137
Spirit AeroSystems Holdings, Inc.	1,471	50,279
		542,827
Agriculture — 0.6%
Bunge Ltd.	1,856	177,248
Darling Ingredients, Inc. (1)(2)	2,311	146,217
		323,465
Airlines — 0.6%
Alaska Air Group, Inc. (1)	2,223	106,326
American Airlines Group, Inc. (1)	10,272	164,147
JetBlue Airways Corp. (1)	7,480	62,084
		332,557
Apparel — 1.6%
Capri Holdings Ltd. (1)	2,443	121,100
Columbia Sportswear Co.	913	79,614
Deckers Outdoor Corp. (1)	306	127,403
Hanesbrands, Inc. (2)	7,500	42,600
PVH Corp. (2)	888	71,253
Ralph Lauren Corp. - Class A	770	91,006
Skechers U.S.A., Inc. - Class A (1)	2,780	123,738
Tapestry, Inc. (2)	4,534	197,274
		853,988
Auto Parts & Equipment — 0.6%
BorgWarner, Inc. (2)	3,367	169,293
Gentex Corp.	2,132	60,868
Lear Corp.	754	105,296
		335,457
Banks — 3.2%
Bank OZK	1,252	57,630
BOK Financial Corp.	657	68,775
Cadence Bank	2,346	62,310
Comerica, Inc.	1,354	94,915
Commerce Bancshares, Inc. (2)	1,230	81,365
Cullen/Frost Bankers, Inc. (2)	641	84,497
East West Bancorp, Inc.	1,504	114,620
First Citizens BancShares, Inc. - Class A (2)	144	105,661
First Financial Bankshares, Inc. (2)	1,365	50,068
First Horizon National Corp.	4,960	122,859
Glacier Bancorp, Inc.	1,076	50,981
Pinnacle Financial Partners, Inc. (2)	805	59,642
Prosperity Bancshares, Inc. (2)	829	60,923
Signature Bank (2)	729	83,871

	Shares	Value
Common Stocks — 99.5% (Continued)
Banks — 3.2% (Continued)
SouthState Corp.	1,066	$86,005
Synovus Financial Corp.	1,514	63,300
UMB Financial Corp.	491	44,514
United Bankshares, Inc.	1,171	47,742
Valley National Bancorp (2)	4,159	48,161
Webster Financial Corp.	2,085	110,755
Western Alliance Bancorp	1,448	107,500
Wintrust Financial Corp.	588	54,172
Zions Bancorp N.A. (2)	1,640	83,017
		1,743,283
Beverages — 0.2%
Molson Coors Brewing Co. - Class B (2)	2,400	127,656

Biotechnology — 2.2%
Apellis Pharmaceuticals, Inc. (1)	967	63,319
Arrowhead Pharmaceuticals, Inc. (1)	1,554	50,194
Biohaven Ltd. (1)	1,210	18,489
Blueprint Medicines Corp. (1)	444	18,812
Exelixis, Inc. (1)	4,519	77,185
Guardant Health, Inc. (1)	1,244	38,427
Halozyme Therapeutics, Inc. (1)	2,280	109,417
Intra-Cellular Therapies, Inc. (1)	3,395	166,457
Ionis Pharmaceuticals, Inc. (1)	1,441	51,732
Mirati Therapeutics, Inc. (1)	1,923	88,150
Novavax, Inc. (1)(2)	1,376	12,742
Royalty Pharma PLC - Class A	5,637	202,087
Sarepta Therapeutics, Inc. (1)	1,076	131,412
Ultragenyx Pharmaceutical, Inc. (1)	733	32,611
United Therapeutics Corp. (1)	479	117,853
		1,178,887
Building Materials — 2.0%
Armstrong World Industries, Inc.	745	58,743
Builders FirstSource, Inc. (1)	4,415	374,304
Eagle Materials, Inc.	378	53,041
Fortune Brands Innovations, Inc.	1,380	85,491
Lennox International, Inc. (2)	424	108,048
Louisiana-Pacific Corp. (2)	1,095	64,068
Masterbrand, Inc. (1)	1,392	13,558
MDU Resources Group, Inc.	2,048	65,229
Mohawk Industries, Inc. (1)	562	57,802
Owens Corning (2)	1,314	128,496
Trex Co., Inc. (1)	1,390	71,071
		1,079,851
Chemicals — 1.9%
Ashland, Inc. (2)	682	69,414
Axalta Coating Systems Ltd. (1)	2,481	73,934
The Chemours Co.	1,811	61,900
Element Solutions, Inc. (2)	3,617	74,293

SoFi Next 500 ETF

The accompanying notes are an integral part of these financial statements.	27

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 99.5% (Continued)
Chemicals — 1.9% (Continued)
Huntsman Corp.	3,270	$95,942
Olin Corp.	2,285	131,959
Rogers Corp. (1)	201	29,587
RPM International, Inc.	1,333	118,144
Valvoline, Inc.	2,096	73,779
Westlake Corp. (2)	2,457	292,727
		1,021,679
Commercial Services — 5.1%
ADT, Inc. (2)	12,936	97,538
Affirm Holdings, Inc. - Class A (1)(2)	2,085	28,398
ASGN, Inc. (1)	505	44,844
Avis Budget Group, Inc. (1)(2)	979	215,047
Bright Horizons Family Solutions, Inc. (1)	1,242	97,919
Dun & Bradstreet Holdings, Inc. (2)	14,416	173,136
Euronet Worldwide, Inc. (1)	2,342	254,927
FTI Consulting, Inc. (1)	347	63,747
GXO Logistics, Inc. (1)	2,520	124,917
HealthEquity, Inc. (1)(2)	619	40,340
Hertz Global Holdings, Inc. (1)(2)	9,039	167,312
ManpowerGroup, Inc.	1,783	151,341
Paylocity Holding Corp. (1)	645	124,234
Quanta Services, Inc.	1,681	271,313
R1 RCM, Inc. (1)(2)	3,502	49,728
Robert Half International, Inc.	1,473	118,753
Service Corp. International	1,646	111,154
Toast, Inc. - Class A (1)	4,510	85,329
TriNet Group, Inc. (1)(2)	679	56,269
WEX, Inc. (1)	1,487	286,709
WillScot Mobile Mini Holdings Corp. (1)	3,500	179,900
		2,742,855
Computers — 2.6%
Amdocs Ltd.	1,197	109,657
CACI International, Inc. (1)	240	70,320
DXC Technology Co. (1)	3,541	98,227
Genpact Ltd.	1,996	95,269
KBR, Inc. (2)	5,351	294,894
Lumentum Holdings, Inc. (1)(2)	721	38,797
Maximus, Inc. (2)	691	56,717
NCR Corp. (1)	6,801	173,630
Parsons Corp. (1)	1,027	46,246
Pure Storage, Inc. (1)	5,613	160,195
Qualys, Inc. (1)	439	51,868
Rapid7, Inc. (1)(2)	807	38,171
Science Applications International Corp.	568	60,571
Tenable Holdings, Inc. (1)(2)	1,530	67,672
Thoughtworks Holding, Inc. (1)	3,288	24,200
Varonis Systems, Inc. (1)	1,748	47,336
		1,433,770

	Shares	Value
Common Stocks — 99.5% (Continued)
Cosmetics & Personal Care — 0.4%
Coty, Inc. (1)(2)	9,875	$111,587
Olaplex Holdings, Inc. (1)	18,713	92,068
		203,655
Distribution & Wholesale — 1.3%
IAA, Inc. (1)	1,567	64,106
Pool Corp. (2)	501	178,787
SiteOne Landscape Supply, Inc. (1)	539	79,955
Univar Solutions, Inc. (1)(2)	3,486	121,139
Watsco, Inc. (2)	392	119,446
WESCO International, Inc. (1)	899	148,856
		712,289
Diversified Financial Services — 2.8%
Affiliated Managers Group, Inc.	503	80,183
Air Lease Corp.	1,215	52,585
Ally Financial, Inc. (2)	3,558	106,918
Credit Acceptance Corp. (1)(2)	141	62,652
Evercore, Inc. - Class A	493	64,672
Interactive Brokers Group, Inc. - Class A	1,204	103,676
Invesco Ltd.	5,328	94,093
Jefferies Financial Group, Inc.	2,959	111,821
Lazard Ltd.	1,262	47,148
LPL Financial Holdings, Inc. (2)	1,113	277,760
OneMain Holdings, Inc. (2)	1,323	57,008
Radian Group, Inc.	1,641	35,035
SEI Investments Co.	1,436	86,519
SLM Corp.	2,480	35,662
Stifel Financial Corp.	1,226	81,934
Tradeweb Markets, Inc. - Class A	1,600	113,424
Upstart Holdings, Inc. (1)(2)	3,915	72,467
The Western Union Co. (2)	4,246	55,028
		1,538,585
Electric — 1.7%
Black Hills Corp.	708	43,478
Hawaiian Electric Industries, Inc.	1,160	46,922
IDACORP, Inc.	520	53,768
NRG Energy, Inc.	8,052	264,025
OGE Energy Corp. (2)	4,593	164,062
Ormat Technologies, Inc. (2)	547	46,233
Pinnacle West Capital Corp. (2)	1,134	83,553
PNM Resources, Inc.	934	45,766
Portland General Electric Co. (2)	1,083	51,767
Vistra Corp.	4,503	99,021
		898,595
Electrical Components & Equipment — 0.6%
Acuity Brands, Inc.	354	68,662
Generac Holdings, Inc. (1)(2)	845	101,408
Littelfuse, Inc. (2)	305	78,913
Universal Display Corp.	555	75,397
		324,380

SoFi Next 500 ETF

28	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 99.5% (Continued)
Electronics — 2.3%
Allegion PLC	839	$94,564
Arrow Electronics, Inc. (1)	686	80,941
Coherent Corp. (1)(2)	1,600	69,008
Hubbell, Inc. (2)	499	125,519
Jabil, Inc. (2)	1,780	147,793
National Instruments Corp.	1,757	88,746
nVent Electric PLC	3,591	164,612
Sensata Technologies Holding PLC	2,166	109,556
SYNNEX Corp.	1,348	130,109
Trimble, Inc. (1)	2,756	143,477
Woodward, Inc.	686	67,914
		1,222,239
Energy - Alternate Sources — 0.9%
Enviva, Inc.	546	23,784
First Solar, Inc. (1)(2)	911	154,087
NextEra Energy Partners LP (2)	1,340	88,788
Plug Power, Inc. (1)(2)	9,596	142,692
Sunrun, Inc. (1)	2,869	68,971
		478,322
Engineering & Construction — 0.9%
AECOM	1,558	134,549
EMCOR Group, Inc.	661	110,533
Exponent, Inc. (2)	632	65,033
MasTec, Inc. (1)(2)	874	85,407
TopBuild Corp. (1)	360	74,732
		470,254
Entertainment — 3.5%
AMC Entertainment Holdings, Inc. (1)(2)	11,214	80,068
Caesars Entertainment, Inc. (1)	6,170	313,189
Churchill Downs, Inc. (2)	1,448	355,889
DraftKings, Inc. - Class A (1)(2)	7,010	132,209
Light & Wonder, Inc. (1)	2,914	182,446
Marriott Vacations Worldwide Corp. (2)	1,490	227,955
Penn Entertainment, Inc. (1)(2)	2,577	78,676
SeaWorld Entertainment, Inc. (1)(2)	2,885	186,371
Vail Resorts, Inc.	1,458	340,428
		1,897,231
Environmental Control — 0.9%
Clean Harbors, Inc. (1)	659	87,034
Evoqua Water Technologies Corp. (1)	1,458	70,801
Pentair PLC	1,877	104,999
Stericycle, Inc. (1)(2)	2,978	141,991
Tetra Tech, Inc.	581	79,533
		484,358
Food — 2.4%
Albertsons Cos, Inc.	6,821	135,602
Flowers Foods, Inc.	2,165	60,360
Ingredion, Inc.	1,042	103,575

	Shares	Value
Common Stocks — 99.5% (Continued)
Food — 2.4% (Continued)
Lamb Weston Holdings, Inc.	1,659	$166,962
Lancaster Colony Corp.	298	57,210
Performance Food Group Co. (1)	5,785	327,373
Pilgrim’s Pride Corp. (1)	7,036	164,572
Post Holdings, Inc. (1)(2)	1,167	104,983
US Foods Holding Corp. (1)	4,078	153,047
		1,273,684
Food Service — 0.6%
Aramark	8,640	317,952

Gas — 1.2%
National Fuel Gas Co.	1,743	99,839
NiSource, Inc.	13,921	381,853
ONE Gas, Inc.	582	46,653
Southwest Gas Holdings, Inc.	703	44,296
UGI Corp. (1)(2)	2,369	88,198
		660,839
Hand & Machine Tools — 0.8%
Lincoln Electric Holdings, Inc.	646	108,483
MSA Safety, Inc.	1,076	144,561
Regal Rexnord Corp.	1,102	173,719
		426,763
Healthcare - Products — 4.4%
10X Genomics, Inc. - Class A (1)	1,495	71,042
Avantor, Inc. (1)(2)	9,563	233,050
Azenta, Inc. (2)	728	31,952
Bio-Techne Corp.	2,035	147,822
Bruker Corp.	1,680	115,786
DENTSPLY SIRONA, Inc.	4,465	169,983
Envista Holdings Corp. (1)(2)	3,444	133,145
Globus Medical, Inc. - Class A (1)	1,071	62,482
ICU Medical, Inc. (1)	282	48,121
Inspire Medical Systems, Inc. (1)	557	144,781
Integra LifeSciences Holdings Corp. (1)	963	53,562
Masimo Corp. (1)	571	95,534
Omnicell, Inc. (1)	549	29,888
Penumbra, Inc. (1)(2)	1,379	358,526
QuidelOrtho Corp. (1)	405	35,211
Repligen Corp. (1)	928	161,815
Shockwave Medical, Inc. (1)(2)	2,384	453,532
Tandem Diabetes Care, Inc. (1)(2)	1,434	51,423
		2,397,655
Healthcare - Services — 1.9%
Acadia Healthcare Co., Inc. (1)	993	72,002
agilon health, Inc. (1)	3,955	83,886
Amedisys, Inc. (1)	370	34,021
Charles River Laboratories International, Inc. (1)	655	143,668

SoFi Next 500 ETF

The accompanying notes are an integral part of these financial statements.	29

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 99.5% (Continued)
Healthcare — Services — 1.9% (Continued)
Chemed Corp.	139	$72,500
Encompass Health Corp.	1,067	60,307
Enhabit, Inc. (1)	511	7,844
Medpace Holdings, Inc. (1)	408	79,103
Oak Street Health, Inc. (1)(2)	3,177	112,466
Sotera Health Co. (1)	5,450	90,960
Surgery Partners, Inc. (1)(2)	1,194	39,939
Syneos Health, Inc. (1)	1,376	55,343
Teladoc Health, Inc. (1)	4,167	110,384
Tenet Healthcare Corp. (1)	1,336	78,196
		1,040,619
Home Builders — 0.3%
Thor Industries, Inc. (2)	742	67,515
Toll Brothers, Inc.	1,324	79,360
		146,875
Home Furnishings — 0.4%
Dolby Laboratories, Inc. - Class A	605	49,779
Leggett & Platt, Inc. (2)	1,418	48,907
Tempur Sealy International, Inc. (2)	2,162	92,404
		191,090
Household Products & Wares — 0.4%
Avery Dennison Corp.	813	148,120
Helen of Troy Ltd. (1)	239	26,933
Reynolds Consumer Products, Inc. (2)	2,122	58,228
		233,281
Housewares — 0.2%
Newell Brands, Inc.	5,208	76,506
The Scotts Miracle-Gro Co. (2)	539	44,467
		120,973
Insurance — 3.4%
American Financial Group, Inc.	811	108,763
Assurant, Inc.	584	74,396
Axis Capital Holdings Ltd.	1,368	83,065
Equitable Holdings, Inc.	9,341	293,494
Erie Indemnity Co. - Class A	456	107,338
Essent Group Ltd.	1,114	47,846
F&G Annuities & Life, Inc.	234	4,767
Fidelity National Financial, Inc.	3,493	139,231
First American Financial Corp.	1,177	66,830
The Hanover Insurance Group, Inc.	347	48,399
Kinsale Capital Group, Inc. (2)	296	94,335
Lincoln National Corp.	2,205	69,943
MGIC Investment Corp. (2)	2,988	41,115
Old Republic International Corp.	4,072	107,379
Primerica, Inc.	437	83,878
Reinsurance Group of America, Inc.	760	109,797
RLI Corp.	479	66,059

	Shares	Value
Common Stocks — 99.5% (Continued)
Insurance — 3.4% (Continued)
Selective Insurance Group, Inc.	626	$63,558
Unum Group	1,950	86,872
Voya Financial, Inc. (2)	1,848	137,657
		1,834,722
Internet — 0.8%
Chewy, Inc. - Class A (1)(2)	1,266	51,336
IAC, Inc. - Class A (1)	902	46,850
Opendoor Technologies, Inc. (1)	16,381	23,589
Robinhood Markets, Inc. - Class A (1)	7,396	74,478
Wayfair, Inc. - Class A (1)(2)	621	25,144
Ziff Davis, Inc. (1)(2)	499	39,411
Zillow Group, Inc. - Class A (1)(2)	3,977	167,034
		427,842
Iron & Steel — 3.4%
Cleveland-Cliffs, Inc. (1)	31,990	682,347
Commercial Metals Co.	1,673	86,578
Reliance Steel & Aluminum Co.	1,011	250,566
Steel Dynamics, Inc. (2)	4,501	567,621
United States Steel Corp. (2)	7,534	230,766
		1,817,878
Leisure Time — 1.3%
Brunswick Corp. (2)	904	79,028
Harley-Davidson, Inc. (2)	5,117	243,313
Norwegian Cruise Line Holdings Ltd. (1)(2)	4,127	61,162
Peloton Interactive, Inc. - Class A (1)	2,764	35,711
Planet Fitness, Inc. - Class A (1)(2)	2,110	171,015
Polaris, Inc. (2)	806	91,683
YETI Holdings, Inc. (1)(2)	1,019	39,721
		721,633
Lodging — 1.5%
Boyd Gaming Corp.	2,419	157,550
Choice Hotels International, Inc.	884	104,630
Hilton Grand Vacations, Inc. (1)	3,988	190,387
Wyndham Hotels & Resorts, Inc. (1)	1,375	105,903
Wynn Resorts Ltd. (1)	2,241	242,857
		801,327
Machinery - Construction & Mining — 0.4%
BWX Technologies, Inc.	920	56,221
Oshkosh Corp. (2)	715	63,771
Vertiv Holdings Co.	5,291	85,979
		205,971
Machinery - Diversified — 1.9%
AGCO Corp. (2)	924	130,108
Chart Industries, Inc. (1)(2)	513	68,485
Cognex Corp. (2)	2,106	99,867
Crane Holdings Co.	663	79,414
Flowserve Corp. (2)	1,527	52,972

SoFi Next 500 ETF

30	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 99.5% (Continued)
Machinery — Diversified — 1.9% (Continued)
Gates Industrial Corp. PLC (1)	4,005	$56,230
Graco, Inc.	1,898	131,987
The Middleby Corp. (1)(2)	638	99,203
Nordson Corp. (2)	630	138,373
The Toro Co.	1,109	122,478
Zurn Elkay Water Solutions Corp.	1,438	33,074
		1,012,191
Media — 1.0%
Cable One, Inc. (2)	77	53,177
DISH Network Corp. - Class A (1)	3,141	35,839
Endeavor Group Holdings, Inc. - Class A (1)	5,205	116,123
Fox Corp. - Class B (2)	3,339	116,932
The New York Times Co. - Class A	2,026	78,001
News Corp. - Class A	4,768	81,771
Nexstar Media Group, Inc.	409	76,033
		557,876
Metal Fabricate & Hardware — 0.6%
Advanced Drainage Systems, Inc.	1,141	101,241
RBC Bearings, Inc. (1)(2)	383	88,017
The Timken Co.	766	65,455
Valmont Industries, Inc.	227	72,034
		326,747
Mining — 1.1%
Alcoa Corp.	6,068	296,968
MP Materials Corp. (1)(2)	6,832	239,120
Royal Gold, Inc.	709	84,222
		620,310
Miscellaneous Manufacturers — 1.1%
A.O. Smith Corp. - Class A (2)	1,555	102,055
Axon Enterprise, Inc. (1)	673	134,808
Carlisle Companies, Inc.	569	146,927
Donaldson Co., Inc.	1,335	84,439
ITT, Inc.	1,176	106,887
		575,116
Oil & Gas — 6.5%
Antero Resources Corp. (1)(2)	12,861	336,958
APA Corp. (2)	7,432	285,240
Chesapeake Energy Corp.	1,760	142,226
Civitas Resources, Inc. (2)	4,071	285,662
EQT Corp. (2)	10,718	355,623
Helmerich & Payne, Inc.	1,152	48,476
HF Sinclair Corp. (2)	3,871	192,466
Marathon Oil Corp.	15,437	388,240
Matador Resources Co. (2)	2,983	160,456
Murphy Oil Corp. (2)	6,334	247,153
Ovintiv, Inc.	5,065	216,630
PDC Energy, Inc. (2)	2,551	171,198

	Shares	Value
Common Stocks — 99.5% (Continued)
Oil & Gas — 6.5% (Continued)
Range Resources Corp. (2)	6,297	$169,641
Southwestern Energy Co. (1)	57,336	303,881
Texas Pacific Land Corp. (2)	121	215,403
Vitesse Energy, Inc.	346	6,017
		3,525,270
Oil & Gas Services — 0.2%
NOV, Inc. (2)	4,762	104,193

Packaging & Containers — 1.2%
AptarGroup, Inc.	674	78,669
Berry Global Group, Inc.	1,442	89,548
Crown Holdings, Inc.	1,584	137,032
Graphic Packaging Holding Co.	3,977	94,653
Sealed Air Corp.	1,524	74,097
Silgan Holdings, Inc.	1,136	60,662
Sonoco Products Co. (2)	2,341	138,260
		672,921
Pharmaceuticals — 1.3%
Henry Schein, Inc. (1)	1,577	123,495
Jazz Pharmaceuticals PLC (1)	1,186	166,514
Neurocrine Biosciences, Inc. (1)	1,156	119,183
Option Care Health, Inc. (1)	5,794	177,702
Organon & Co. (2)	2,149	52,629
Perrigo Co. PLC	2,198	82,843
		722,366
Pipelines — 2.1%
Antero Midstream Corp. (2)	7,299	76,931
DT Midstream, Inc.	991	49,748
New Fortress Energy, Inc.	8,827	291,203
Targa Resources Corp.	9,977	739,296
		1,157,178
Private Equity — 1.8%
Ares Management Corp.	5,364	432,499
The Carlyle Group, Inc.	15,375	528,900
		961,399
Real Estate — 0.4%
The Howard Hughes Corp. (1)(2)	1,204	100,077
Jones Lang LaSalle, Inc. (1)	587	102,408
		202,485
Real Estate Investment Trusts (REITs) — 6.9%
AGNC Investment Corp. (2)	21,975	238,868
Agree Realty Corp. (2)	901	63,773
American Homes 4 Rent - Class A (2)	4,180	129,664
Americold Realty Trust, Inc.	2,898	85,201
Annaly Capital Management, Inc.	4,266	88,221
Apartment Income REIT Corp.	2,418	91,400
Blackstone Mortgage Trust, Inc. - Class A (2)	2,139	45,283
Brixmor Property Group, Inc.	3,328	75,346

SoFi Next 500 ETF

The accompanying notes are an integral part of these financial statements.	31

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 99.5% (Continued)
Real Estate Investment Trusts (REITs) — 6.9% (Continued)
Camden Property Trust	1,246	$142,991
Cousins Properties, Inc. (2)	1,492	36,539
CubeSmart	2,823	132,653
Douglas Emmett, Inc. (2)	1,991	28,133
EastGroup Properties, Inc.	509	83,104
Equity LifeStyle Properties, Inc.	2,141	146,680
Federal Realty Investment Trust (2)	858	91,617
First Industrial Realty Trust, Inc.	1,435	75,696
Gaming and Leisure Properties, Inc.	2,609	140,573
Healthcare Realty Trust, Inc.	4,293	83,714
Highwoods Properties, Inc.	1,036	27,454
Independence Realty Trust, Inc.	5,275	95,425
Kilroy Realty Corp. (2)	1,343	48,375
Kimco Realty Corp.	6,428	132,481
Lamar Advertising Co. - Class A	1,033	108,010
Life Storage, Inc.	1,211	145,950
Medical Properties Trust, Inc. (2)	7,528	77,538
National Retail Properties, Inc.	1,873	84,884
National Storage Affiliates Trust	1,421	60,108
Omega Healthcare Investors, Inc. (2)	2,850	76,352
Rayonier, Inc. (2)	5,505	184,858
Regency Centers Corp.	3,098	194,864
Rexford Industrial Realty, Inc.	2,095	126,664
Rithm Capital Corp.	8,622	78,460
Ryman Hospitality Properties, Inc.	1,137	105,480
SL Green Realty Corp. (2)	569	19,374
Spirit Realty Capital, Inc. (2)	3,564	146,766
STAG Industrial, Inc. - Class A (2)	1,957	65,833
Starwood Property Trust, Inc.	3,461	66,313
Terreno Realty Corp. (2)	905	56,300
Vornado Realty Trust (2)	2,371	46,898
		3,727,843
Retail — 3.7%
AutoNation, Inc. (1)(2)	681	92,963
Bath & Body Works, Inc.	2,142	87,544
BJ’s Wholesale Club Holdings, Inc. (1)	1,342	96,356
Carvana Co. - Class A (1)(2)	2,475	23,314
Casey’s General Stores, Inc.	456	94,825
Dick’s Sporting Goods, Inc. (2)	720	92,614
Five Below, Inc. (1)	861	175,902
Floor & Decor Holdings, Inc. (1)(2)	1,296	118,986
Freshpet, Inc. (1)	472	29,349
GameStop Corp. (1)(2)	3,367	64,747
The Gap, Inc. (2)	6,244	81,234
Kohl’s Corp. (2)	2,654	74,418
Lithia Motors, Inc. - Class B (2)	487	124,273
Macy’s, Inc. (2)	3,833	78,423
MSC Industrial Direct Co., Inc. - Class A	493	41,668

	Shares	Value
Common Stocks — 99.5% (Continued)
Retail — 3.7% (Continued)
Murphy USA, Inc. (2)	288	$73,466
Nordstrom, Inc. (2)	2,902	56,531
Penske Automotive Group, Inc. (2)	789	113,734
RH (1)(2)	273	81,635
Texas Roadhouse, Inc.	1,629	165,409
Victoria’s Secret & Co. (1)	2,047	81,143
The Wendy’s Co. (2)	2,385	52,375
Williams-Sonoma, Inc. (2)	791	98,812
		1,999,721
Savings & Loans — 0.2%
New York Community Bancorp, Inc.	5,418	48,112
TFS Financial Corp.	2,582	37,413
		85,525
Semiconductors — 1.9%
Cirrus Logic, Inc. (1)	578	59,390
Entegris, Inc.	1,721	146,681
IPG Photonics Corp. (1)	525	64,701
Lattice Semiconductor Corp. (1)	1,845	156,751
MKS Instruments, Inc. (2)	605	58,643
Monolithic Power Systems, Inc. (2)	605	292,995
Semtech Corp. (1)	798	24,586
Silicon Laboratories, Inc. (1)	283	50,524
Synaptics, Inc. (1)	579	68,096
Wolfspeed, Inc. (1)(2)	1,216	89,960
		1,012,327
Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc.	386	83,067

Software — 4.7%
Alteryx, Inc. - Class A (1)	423	27,626
AppLovin Corp. - Class A (1)	12,252	165,402
Aspen Technology, Inc. (1)	248	52,578
Bentley Systems, Inc. - Class A	3,737	151,199
BILL Holdings, Inc. (1)	1,441	121,952
Blackline, Inc. (1)	612	41,836
Ceridian HCM Holding, Inc. (1)(2)	1,087	79,275
Concentrix Corp.	611	83,609
Coupa Software, Inc. (1)	877	71,037
DigitalOcean Holdings, Inc. (1)(2)	3,157	100,961
Doximity, Inc. - Class A (1)(2)	2,341	78,728
Dropbox, Inc. - Class A (1)	4,075	83,130
Dynatrace, Inc. (1)(2)	4,243	180,455
Elastic NV (1)	1,376	81,212
Fair Isaac Corp. (1)(2)	275	186,282
Five9, Inc. (1)(2)	1,139	75,174
Guidewire Software, Inc. (1)(2)	658	46,198
Informatica, Inc. - Class A (1)	4,157	71,708
Manhattan Associates, Inc. (1)(2)	699	100,481

SoFi Next 500 ETF

32	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 99.5% (Continued)
Software — 4.7% (Continued)
nCino, Inc. (1)(2)	1,195	$32,564
Nutanix, Inc. (1)(2)	2,548	71,981
Pegasystems, Inc.	1,183	54,868
Procore Technologies, Inc. (1)	1,311	87,824
PTC, Inc. (1)	1,423	178,345
RingCentral, Inc. - Class A (1)	938	30,992
SentinelOne, Inc. - Class A (1)(2)	3,405	54,446
Smartsheet, Inc. (1)(2)	1,351	59,471
Teradata Corp. (1)	1,161	47,322
UiPath, Inc. - Class A (1)	4,197	62,283
Workiva, Inc. - Class A (1)	562	50,130
		2,529,069
Telecommunications — 1.0%
Ciena Corp. (1)(2)	1,494	72,041
Frontier Communications Parent, Inc. (1)(2)	6,694	183,148
Iridium Communications, Inc.	2,246	137,837
Juniper Networks, Inc. (2)	4,377	134,724
		527,750
Toys, Games & Hobbies — 0.2%
Mattel, Inc. (1)	5,189	93,350

Transportation — 0.6%
Knight-Swift Transportation Holdings, Inc. (2)	1,813	103,051
Landstar System, Inc.	494	89,310
RXO, Inc. (1)(2)	1,259	25,898
Saia, Inc. (1)	292	79,094
XPO, Inc. (1)(2)	1,259	42,000
		339,353
Water — 0.3%
Essential Utilities, Inc.	3,160	135,185

Total Common Stocks
(Cost $57,101,061)		53,713,980

Preferred Stocks — 0.0% (4)
Commercial Services — 0.0% (4)
AMC Entertainment Holdings, Inc.
8/19/2171 (2)(5)	11,214	23,212
Total Preferred Stocks
(Cost $2,374)		23,212

Short-Term Investments — 0.4%
Money Market Funds — 0.4%
First American Government Obligations Fund, Class X 4.370% (3)	221,021	221,021
Total Short-Term Investments
(Cost $221,021)		221,021

	Shares	Value
Investments Purchased with Collateral from Securities Lending — 32.8%
Mount Vernon Liquid Assets Portfolio, LLC, 4.750% (3)	17,678,544	$17,678,544
Total Investments Purchased with Collateral from Securities Lending
(Cost $17,678,544)		17,678,544

Total Investments in Securities — 132.7%
(Cost $75,003,000)		71,636,757
Liabilities in Excess of Other Assets - (32.7)%		(17,672,264)
Total Net Assets — 100.0%		$53,964,493

(1) Non-income producing security.

(2) This security or a portion of this security was out on loan as of February 28, 2023. Total loaned securities had a value of $17,223,719 or 31.9% of net assets as of February 28, 2023. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3) The rate shown is the annualized seven-day effective yield as of February 28, 2023.

(4) Does not round to 0.1% or (0.1)%, as applicable.

(5) Zero coupon security.

SoFi Social 50 ETF

The accompanying notes are an integral part of these financial statements.	33

SCHEDULE OF INVESTMENTS at February 28, 2023

	Shares	Value
Common Stocks — 99.6%
Aerospace & Defense — 1.4%
The Boeing Co. (1)	937	$188,852

Airlines — 2.0%
American Airlines Group, Inc. (1)	8,068	128,927
Delta Air Lines, Inc. (1)	3,739	143,353
		272,280
Apparel — 0.5%
Nike, Inc. - Class A	575	68,304

Auto Manufacturers — 21.4%
Ford Motor Co.	26,481	319,626
Lucid Group, Inc. (1)(2)	26,835	245,003
NIO, Inc. - Class C - ADR (1)(2)	15,867	148,991
Rivian Automotive, Inc. - Class A (1)(2)	35,197	679,302
Tesla, Inc. (1)	7,465	1,535,625
		2,928,547
Banks — 2.2%
NU Holdings Ltd/Cayman Islands - Class A (1)(2)	59,763	301,205

Beverages — 1.1%
The Coca-Cola Co.	2,422	144,133

Biotechnology — 0.8%
Moderna, Inc. (1)(2)	759	105,357

Commercial Services — 2.8%
Block, Inc. - Class A (1)(2)	2,730	209,473
PayPal Holdings, Inc. (1)	2,275	167,440
		376,913
Computers — 10.4%
Apple, Inc.	9,626	1,418,969

Diversified Financial Services — 1.3%
Coinbase Global, Inc. - Class A (1)(2)	2,746	178,023

Entertainment — 5.0%
AMC Entertainment Holdings, Inc. (1)(2)	69,514	496,330
DraftKings, Inc. - Class A (1)	10,152	191,467
		687,797
Food — 0.2%
Beyond Meat, Inc. (1)(2)	1,711	30,524

Healthcare — Products — 0.1%
GE HealthCare Technologies, Inc. (1)	161	12,236

Insurance — 2.8%
Berkshire Hathaway, Inc. - Class A (1)	1,277	389,715

Internet — 15.6%
Airbnb, Inc. - Class A (1)(2)	1,853	228,438
Alibaba Group Holding Ltd. - ADR (1)	1,651	144,941
Alphabet, Inc. - Class A (1)	7,097	639,156

	Shares	Value
Common Stocks — 99.6% (Continued)
Internet — 15.6% (Continued)
Amazon.com, Inc. (1)	6,823	$642,931
Netflix, Inc. (1)	621	200,043
Shopify, Inc. - Class A (1)	5,956	245,030
Snap, Inc. - Class A (1)	3,339	33,891
		2,134,430
Leisure Time — 1.4%
Carnival Corp. (1)(2)	13,627	144,719
Virgin Galactic Holdings, Inc. - Class A (1)	8,464	48,583
		193,302
Media — 4.1%
The Walt Disney Co. (1)(2)	5,153	513,290
Warner Bros Discovery, Inc. (1)	3,495	54,592
		567,882
Miscellaneous Manufacturers — 0.3%
General Electric Co.	491	41,593

Oil & Gas — 1.3%
Exxon Mobil Corp. (2)	1,592	174,977

Pharmaceuticals — 2.0%
Johnson & Johnson	737	112,953
Pfizer, Inc.	3,023	122,643
Tilray Brands, Inc. (1)(2)	15,883	44,949
		280,545
Retail — 6.6%
Costco Wholesale Corp.	586	283,729
GameStop Corp. (1)(2)	13,733	264,086
Starbucks Corp.	1,217	124,244
Target Corp. (2)	685	115,422
Walmart, Inc.	844	119,958
		907,439
Semiconductors — 7.5%
Advanced Micro Devices, Inc. (1)	4,131	324,614
NVIDIA Corp.	2,998	696,016
		1,020,630
Software — 7.0%
BlackBerry Ltd. (1)	9,118	35,378
Microsoft Corp.	2,528	630,534
Palantir Technologies, Inc. - Class A (1)(2)	31,385	246,058
Zoom Video Communications, Inc. - Class A (1)	631	47,066
		959,036
Telecommunications — 1.8%
AT&T, Inc.	10,805	204,322
Nokia Oyj - ADR	9,328	42,909
		247,231
Total Common Stocks
(Cost $15,605,572)		13,629,920

SoFi Social 50 ETF

34	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Short-Term Investments — 0.0% (3)
Money Market Funds — 0.0%
First American Government Obligations Fund, Class X, 4.370% (4)	5,795	$5,795
Total Short-Term Investments
(Cost $5,795)		5,795

Investments Purchased with Collateral from Securities Lending — 27.5%
Mount Vernon Liquid Assets Portfolio, LLC, 4.750% (4)	3,766,120	3,766,120
Total Investments Purchased with Collateral from Securities Lending
(Cost $3,766,120)		3,766,120

Total Investments in Securities — 127.1%
(Cost $19,377,487)		17,401,835
Liabilities in Excess of Other Assets - (27.1)%		(3,709,581)
Total Net Assets — 100.0%		$13,692,254

ADRAmerican Depositary Receipt

(1) Non-income producing security.

(2) This security or a portion of this security was out on loan as of February 28, 2023. Total loaned securities had a value of $3,668,093 or 26.8% of net assets as of February 28, 2023. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3) Does not round to 0.1% or (0.1)%, as applicable.

(4) The rate shown is the annualized seven-day effective yield as of February 28, 2023.

SoFi Be Your Own Boss ETF

The accompanying notes are an integral part of these financial statements.	35

SCHEDULE OF INVESTMENTS at February 28, 2023

	Shares	Value
Common Stocks — 99.8%
Advertising Services — 0.8%
The Trade Desk, Inc. - Class A (1)(2)	1,140	$63,794

Applications Software — 5.2%
Five9, Inc. (1)(2)	1,059	69,894
Materialise NV - ADR (1)	7,953	68,396
Microsoft Corp.	275	68,590
Monday.com Ltd. (1)(2)	1,211	187,366
		394,246
Auto Manufacturers — 1.7%
Rivian Automotive, Inc. - Class A (1)(2)	2,004	38,677
Tesla, Inc. (1)	436	89,690
		128,367
Commercial Services — 0.5%
IWG PLC (1)	16,667	36,986

Commercial Services — Finance — 12.3%
Adyen NV (1)	62	88,448
Block, Inc. - Class A (1)(2)	3,535	271,241
PayPal Holdings, Inc. (1)	2,282	167,955
Shift4 Payments, Inc. - Class A (1)(2)	2,200	141,900
StoneCo Ltd. - Class A (1)(2)	15,931	135,573
Yeahka Ltd. (1)	39,650	131,333
		936,450
Communications Software — 1.7%
2U, Inc. (1)	10,204	91,428
Zoom Video Communications, Inc. - Class A (1)	515	38,414
		129,842
Computer Software — 9.1%
Cloudflare, Inc. - Class A (1)(2)	1,072	64,331
DraftKings, Inc. - Class A (1)(2)	8,196	154,577
Dropbox, Inc. - Class A (1)	2,150	43,860
Fastly, Inc. (1)(2)	4,143	57,546
Lightspeed Commerce, Inc. (1)	4,760	72,780
MongoDB, Inc. - Class A (1)(2)	158	33,104
Snowflake, Inc. (1)	1,155	178,309
Splunk, Inc. (1)	677	69,392
Twilio, Inc. - Class A (1)	290	19,491
		693,390
Computers — Other — 3.2%
Nano Dimension Ltd. - ADR (1)(2)	37,185	109,324
Stratasys Ltd. (1)	10,090	130,665
		239,989
Data Processing & Management — 0.2%
DocuSign, Inc. (1)(2)	257	15,767

E-Commerce & Products — 10.7%
Alibaba Group Holding Ltd. - ADR(1)	2,047	179,706
eBay, Inc.	791	36,307

	Shares	Value
Common Stocks — 99.8% (Continued)
E-Commerce & Products — 10.7% (Continued)
Etsy, Inc. (1)(2)	381	$46,257
Farfetch Ltd. - Class A (1)	4,691	24,065
JD.com, Inc. - Class A - ADR	3,236	143,808
JD.com, Inc. - Class A	452	10,002
PDD Holdings, Inc. - ADR (1)	2,178	191,076
Rakuten Group, Inc.	21,884	107,962
Sea Ltd. - Class A - ADR (1)(2)	1,230	76,863
		816,046
E-Commerce & Services — 11.2%
Airbnb, Inc. - Class A (1)	1,680	207,110
BASE, Inc. (1)	4,860	10,204
Demae-Can Co. Ltd.	3,928	13,871
Fiverr International Ltd. (1)	1,490	59,019
Lyft, Inc. - Class A (1)(2)	2,543	25,430
MercadoLibre, Inc. (1)	204	248,880
Uber Technologies, Inc. (1)	4,657	154,892
Upwork, Inc. (1)	11,829	134,141
		853,547
E-Marketing - Information — 0.6%
Jumia Technologies AG - ADR (1)(2)	12,510	42,159

Enterprise Software & Services — 5.9%
HubSpot, Inc. (1)	260	100,583
Salesforce, Inc. (1)	366	59,881
UiPath, Inc. - Class A (1)	15,918	236,223
Workday, Inc. - Class A (1)(2)	280	51,932
		448,619
Entertainment Software — 8.7%
Bilibili, Inc. - Class Z - ADR (1)	2,180	42,074
HUYA, Inc. - Class A - ADR (1)	20,840	89,612
NetEase, Inc. - ADR (2)	1,794	139,286
ROBLOX Corp. - Class A (1)(2)	5,962	218,448
Unity Software, Inc. (1)(2)	5,734	174,543
		663,963
Finance - Consumer Loans — 1.4%
Dave, Inc. - Class A (1)	527	4,432
LendingClub Corp. (1)(2)	4,071	38,267
LendingTree, Inc. (1)	1,048	34,511
Upstart Holdings, Inc. (1)(2)	1,490	27,580
		104,790
Finance - Other Services — 3.6%
Coinbase Global, Inc. - Class A (1)(2)	4,167	270,147

Internet Application Software — 3.3%
Shopify, Inc. - Class A (1)	6,172	253,916

Internet Content - Entertainment — 6.1%
JOYY, Inc. - Class A - ADR	2,920	91,688
Pinterest, Inc. - Class A (1)	2,631	66,065

SoFi Be Your Own Boss ETF

36	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 99.8% (Continued)
Internet Content - Entertainment — 6.1% (Continued)
Snap, Inc. - Class A (1)	7,428	$75,394
Spotify Technology SA (1)(2)	2,010	233,763
		466,910
Internet Content - Information & News — 4.4%
Meituan - Class B (1)	5,844	101,319
Nerdy, Inc. - Class A (1)	23,060	57,880
Tencent Holdings Ltd.	3,969	173,737
		332,936
Medical - HMO — 1.4%
Oscar Health, Inc. - Class A (1)	19,909	110,296

Medical - Outpatient & Home Medicine — 1.4%
Teladoc Health, Inc. (1)	4,113	108,953

Metal Processors & Fabrication — 1.4%
Proto Labs, Inc. (1)	3,416	107,399

Property & Casualty Insurance — 1.4%
Lemonade, Inc. (1)(2)	6,722	109,569

Real Estate Operations & Development — 0.1%
WeWork, Inc. - Class A	5,880	6,821

Transport - Services — 1.2%
DiDi Global, Inc. - Class A - ADR (1)	21,990	87,520

Web Portals & ISPs — 2.3%
Baidu, Inc. - Class A - ADR (1)	1,259	173,352
Yandex NV - Class A (1)(4)	4,764	0
		173,352
Total Common Stocks
(Cost $18,693,083)		7,595,774

Short-Term Investments — 0.2%
Money Market Funds — 0.2%
First American Government Obligations Fund, Class X, 4.370% (3)	16,905	16,905
Total Short-Term Investments
(Cost $16,905)		16,905

Investments Purchased with Collateral from Securities Lending — 33.0%
Mount Vernon Liquid Assets Portfolio, LLC, 4.750% (3)	2,512,482	2,512,482

Total Investments Purchased with Collateral from Securities Lending
(Cost $2,512,482)		2,512,482

Total Investments in Securities — 133.0%
(Cost $21,222,470)		10,125,161
Liabilities in Excess of Other Assets - (33.0)%		(2,514,094)
Total Net Assets — 100.0%		$7,611,067

ADRAmerican Depositary Receipt.

(1) Non-income producing security.

(2) This security or a portion of this security was out on loan as of February 28, 2023. Total loaned securities had a value of $2,501,204 or 32.9% of net assets as of February 28, 2023. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3) The rate shown is the annualized seven-day effective yield as of February 28, 2023.

(4) The security is fair valued by the valuation designee.

SoFi Weekly Income ETF

The accompanying notes are an integral part of these financial statements.	37

SCHEDULE OF INVESTMENTS at February 28, 2023

	Principal Amount	Value
Asset Backed Securities — 3.6%
AB Issuer, LLC, Series 2021-1, Class A2
3.734%, 07/30/2051	$89,325	$73,125
DB Master Finance, LLC, Series 2021-1A, Class A2I
2.045%, 11/20/2051	79,000	69,211
Hardee’s Funding, LLC, Series 2021-1A, Class A2
2.865%, 06/20/2051	147,750	119,498
ITE Rail Fund Levered L.P., Series 2021-1A, Class A
2.250%, 02/28/2051	90,562	76,987
Planet Fitness Master Issuer, LLC, Series 2022-1A, Class A2I
3.251%, 12/05/2051	74,438	66,063
ServiceMaster Funding, LLC, Series 2020-1, Class A2II
3.337%, 01/30/2051	112,700	88,118
SERVPRO Master Issuer, LLC, Series 2021-1A, Class A2
2.394%, 04/25/2051	123,795	100,462

Total Asset Backed Securities
(Cost $711,962)		593,464

Corporate Bonds — 90.4%
Aerospace & Defense — 3.2%
Bombardier, Inc.
7.875%, 04/15/2027	121,000	120,364
7.500%, 02/01/2029	65,000	63,765
Howmet Aerospace, Inc.
6.875%, 05/01/2025	156,000	158,880
Spirit AeroSystems, Inc.
3.850%, 06/15/2026	56,000	52,134
TransDigm, Inc.
6.250%, 03/15/2026	86,000	84,962
6.750%, 08/15/2028	40,000	39,850
		519,955
Agriculture — 0.7%
Vector Group Ltd.
5.750%, 02/01/2029	128,000	110,301

Airlines — 1.8%
Delta Air Lines, Inc.
7.375%, 01/15/2026	113,000	116,379
Mileage Plus Holdings, LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500%, 06/20/2027	152,096	152,248
United Airlines, Inc.
4.375%, 04/15/2026	32,000	30,146
		298,773

	Principal Amount	Value
Apparel — 0.9%
Hanesbrands, Inc.
4.875%, 05/15/2026	$166,000	$153,462

Auto Manufacturers — 2.9%
Allison Transmission, Inc.
4.750%, 10/01/2027	105,000	97,501
Ford Motor Credit Co, LLC
3.664%, 09/08/2024	400,000	384,090
		481,591
Auto Parts & Equipment — 1.3%
American Axle & Manufacturing, Inc.
6.500%, 04/01/2027	50,000	46,272
Dana, Inc.
5.375%, 11/15/2027	102,000	94,223
The Goodyear Tire & Rubber Co. (7)
4.875%, 03/15/2027	78,000	72,445
		212,940
Banks — 4.6%
Barclays PLC
5.304% (5 Year CMT Rate + 2.300%), 08/09/2026 (1)(2)	200,000	197,111
Citizens Financial Group, Inc.
6.000% (3 Month LIBOR USD 3.003%), 07/06/2023 (1)(2)(3)	132,000	128,022
Credit Suisse AG/ New York NY
7.950%, 01/09/2025	250,000	252,591
NatWest Group PLC
6.000% (5 Year CMT Rate + 5.625%), 12/29/2025 (1)(2)(3)	200,000	188,042
		765,766
Building Materials — 1.1%
Eco Material Technologies, Inc.
7.875%, 01/31/2027	90,000	85,977
Smyrna Ready Mix Concrete, LLC
6.000%, 11/01/2028	101,000	89,755
		175,732
Chemicals — 1.1%
The Chemours Co.
4.625%, 11/15/2029	56,000	45,517
Methanex Corp.
4.250%, 12/01/2024	50,000	48,306
Olin Corp.
5.125%, 09/15/2027 (7)	88,000	83,741
		177,564
Commercial Services — 2.3%
Allied Universal Holdco LLC / Allied Universal Finance Corp.
6.625%, 07/15/2026	94,000	89,381

SoFi Weekly Income ETF

38	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Principal Amount	Value
Corporate Bonds — 90.4% (Continued)
Commercial Services — 2.3% (Continued)
Block, Inc.
2.750%, 06/01/2026	$94,000	$83,969
The Brink’s Co.
4.625%, 10/15/2027	59,000	53,704
Global Payments, Inc.
4.950%, 08/15/2027	84,000	81,310
Upbound Group, Inc.
6.375%, 02/15/2029 (7)	75,000	64,420
		372,784
Computers — 0.9%
KBR, Inc.
4.750%, 09/30/2028	105,000	94,594
Seagate HDD Cayman
3.125%, 07/15/2029	70,000	56,607
		151,201
Diversified Financial Services — 8.8%
AerCap Holdings N.V.
5.875% (5 Year CMT Rate + 4.535%), 10/10/2079 (1)(2)	238,000	227,405
Aircastle Ltd.
4.250%, 06/15/2026	45,000	42,746
Avolon Holdings Funding Ltd.
4.250%, 04/15/2026	116,000	107,724
BGC Partners, Inc.
4.375%, 12/15/2025	62,000	57,772
Castlelake Aviation Finance DAC
5.000%, 04/15/2027	67,000	60,245
The Depository Trust & Clearing Corp.
3.375% (5 Year CMT Rate + 2.606%), 06/20/2026 (1)(2)(3)	250,000	208,125
Navient Corp.
6.125%, 03/25/2024	42,000	41,734
6.750%, 06/15/2026	111,000	107,017
OneMain Finance Corp.
7.125%, 03/15/2026	56,000	54,493
3.500%, 01/15/2027	221,000	185,839
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc.
6.375%, 02/01/2027	93,000	87,753
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
2.875%, 10/15/2026	151,000	130,456
SLM Corp.
4.200%, 10/29/2025	38,000	34,828
United Wholesale Mortgage, LLC
5.500%, 11/15/2025	107,000	99,525
		1,445,662

	Principal Amount	Value
Corporate Bonds — 90.4% (Continued)
Electric — 1.8%
FirstEnergy Corp.
1.600%, 01/15/2026	$38,000	$33,913
NextEra Energy Operating Partners L.P.
4.250%, 09/15/2024	180,000	168,688
3.875%, 10/15/2026	56,000	50,741
TransAlta Corp.
7.750%, 11/15/2029	49,000	50,149
		303,491
Electrical Components & Equipment — 0.9%
EnerSys
4.375%, 12/15/2027	156,000	141,765

Entertainment — 1.8%
Scientific Games International, Inc.
7.000%, 05/15/2028	65,000	63,588
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.
6.625%, 03/01/2030	55,000	48,428
Caesars Entertainment, Inc.
6.250%, 07/01/2025	115,000	114,166
Jacobs Entertainment, Inc.
6.750%, 02/15/2029	80,000	72,890
		299,072
Environmental Control — 1.0%
Stericycle, Inc.
5.375%, 07/15/2024	167,000	164,731

Healthcare — Products — 0.3%
Garden Spinco Corp.
8.625%, 07/20/2030	40,000	42,250

Healthcare Services — 2.1%
CHS/Community Health Systems, Inc.
8.000%, 03/15/2026	56,000	54,669
DaVita, Inc.
4.625%, 06/01/2030	60,000	49,514
Encompass Health Corp.
4.500%, 02/01/2028	70,000	64,332
Pediatrix Medical Group, Inc.
5.375%, 02/15/2030	100,000	88,339
Tenet Healthcare Corp.
5.125%, 11/01/2027	88,000	82,811
		339,665
Home Builders — 0.9%
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.625%, 01/15/2028	56,000	50,776

SoFi Weekly Income ETF

The accompanying notes are an integral part of these financial statements.	39

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Principal Amount	Value
Corporate Bonds — 90.4% (Continued)
Home Builders — 0.9% (Continued)
LGI Homes, Inc.
4.000%, 07/15/2029	$78,000	$61,154
Tri Pointe Homes, Inc.
5.700%, 06/15/2028	43,000	40,017
		151,947
Insurance — 1.9%
NMI Holdings, Inc.
7.375%, 06/01/2025	199,000	198,209
SBL Holdings, Inc.
5.125%, 11/13/2026	121,000	107,769
		305,978
Internet — 0.9%
Uber Technologies, Inc.
7.500%, 05/15/2025	78,000	78,866
8.000%, 11/01/2026	63,000	64,020
		142,886
Investment Companies — 5.8%
Bain Capital Specialty Finance, Inc.
2.950%, 03/10/2026	88,000	78,390
Blackstone Private Credit Fund
2.625%, 12/15/2026	156,000	132,610
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
4.750%, 09/15/2024	140,000	136,644
5.250%, 05/15/2027	50,000	46,311
Oaktree Specialty Lending Corp.
2.700%, 01/15/2027	54,000	46,921
OWL Rock Core Income Corp.
4.700%, 02/08/2027	132,000	120,633
Owl Rock Technology Finance Corp.
4.750%, 12/15/2025	229,000	209,057
Prospect Capital Corp.
5.875%, 03/15/2023	101,000	100,979
Sixth Street Specialty Lending, Inc.
3.875%, 11/01/2024	89,000	85,766
		957,311
Iron & Steel — 1.1%
Cleveland-Cliffs, Inc.
5.875%, 06/01/2027	86,000	83,557
Mineral Resources Ltd.
8.125%, 05/01/2027	46,000	45,847
8.000%, 11/01/2027	51,000	50,791
		180,195
Leisure Time — 1.7%
Carnival Corp.
7.625%, 03/01/2026 (7)	97,000	87,189

	Principal Amount	Value
Corporate Bonds — 90.4% (Continued)
Leisure Time — 1.7% (Continued)
NCL Corp. Ltd.
5.875%, 02/15/2027	$54,000	$50,137
NCL Corp. Ltd.
8.375%, 02/01/2028	65,000	66,097
Royal Caribbean Cruises Ltd.
4.250%, 07/01/2026 (7)	95,000	82,973
		286,396
Lodging — 0.4%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.875%, 04/01/2027	63,000	60,137

Media — 6.2%
Block Communications, Inc.
4.875%, 03/01/2028	95,000	83,232
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, 05/01/2027	138,000	127,830
6.375%, 09/01/2029	51,000	47,603
CSC Holdings, LLC
5.250%, 06/01/2024	149,000	144,506
DISH DBS Corp.
5.000%, 03/15/2023	73,000	72,883
5.875%, 11/15/2024	37,000	34,700
5.250%, 12/01/2026	184,000	154,445
Gray Television, Inc.
7.000%, 05/15/2027	84,000	76,175
Midcontinent Communications / Midcontinent Finance Corp.
5.375%, 08/15/2027	44,000	40,482
Radiate Holdco LLC / Radiate Finance, Inc.
4.500%, 09/15/2026	51,000	38,110
Sirius XM Radio, Inc.
3.125%, 09/01/2026	78,000	69,040
4.000%, 07/15/2028	122,000	104,420
Univision Communications, Inc.
4.500%, 05/01/2029	38,000	32,085
		1,025,511
Metal Fabricate & Hardware — 0.5%
Advanced Drainage Systems, Inc.
6.375%, 06/15/2030	88,000	84,152

Mining — 0.4%
Hudbay Minerals, Inc.
4.500%, 04/01/2026	78,000	70,111

Oil & Gas — 6.3%
CNX Resources Corp.
7.375%, 01/15/2031	70,000	66,780

SoFi Weekly Income ETF

40	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Principal Amount	Value
Corporate Bonds — 90.4% (Continued)
Oil & Gas — 6.3% (Continued)
Comstock Resources, Inc.
6.750%, 03/01/2029	$90,000	$82,910
EQT Corp.
6.125%, 02/01/2025 (4)	117,000	117,290
Occidental Petroleum Corp.
5.138%, 10/10/2036 (5)(6)	186,000	94,128
Parkland Corp.
5.875%, 07/15/2027	105,000	98,612
Permian Resources Operating, LLC
6.875%, 04/01/2027	65,000	62,671
Range Resources Corp.
4.875%, 05/15/2025	114,000	111,342
Southwestern Energy Co.
5.700%, 01/23/2025 (4)	86,000	85,307
Strathcona Resources Ltd/Alberta
6.875%, 08/01/2026 (7)	127,000	104,259
Sunoco LP / Sunoco Finance Corp.
6.000%, 04/15/2027	94,000	92,468
Vital Energy, Inc.
9.500%, 01/15/2025	70,000	70,632
7.750%, 07/31/2029	55,000	47,696
		1,034,095
Oil & Gas Services — 0.4%
Enerflex Ltd.
9.000%, 10/15/2027	76,000	75,076

Packaging & Containers — 4.6%
Berry Global, Inc.
4.875%, 07/15/2026	90,000	86,266
Crown Americas LLC / Crown Americas Capital Corp VI
4.750%, 02/01/2026	105,000	100,383
Graphic Packaging International, LLC
1.512%, 04/15/2026	114,000	99,716
LABL, Inc.
6.750%, 07/15/2026	143,000	136,156
Mauser Packaging Solutions Holding Co.
7.875%, 08/15/2026	100,000	100,718
OI European Group BV
4.750%, 02/15/2030	46,000	41,032
Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen Group Issuer, LLC
4.000%, 10/15/2027	75,000	65,494
Sealed Air Corp.
5.500%, 09/15/2025	129,000	127,065
		756,830

	Principal Amount	Value
Corporate Bonds — 90.4% (Continued)
Pharmaceuticals — 2.2%
BellRing Brands, Inc.
7.000%, 03/15/2030	$80,000	$79,211
Owens & Minor, Inc.
6.625%, 04/01/2030	90,000	74,150
Teva Pharmaceutical Finance Netherlands III BV
2.800%, 07/21/2023	152,000	150,435
3.150%, 10/01/2026	65,000	56,863
		360,659
Pipelines — 5.4%
Buckeye Partners L.P.
4.125%, 03/01/2025	50,000	46,926
3.950%, 12/01/2026	121,000	107,115
Enterprise Products Operating, LLC
7.858% (3 Month LIBOR USD + 2.986%), 08/16/2077 (1)	136,000	130,297
EQM Midstream Partners L.P.
4.125%, 12/01/2026	54,000	48,111
Genesis Energy LP / Genesis Energy Finance Corp.
6.500%, 10/01/2025	70,000	67,600
Global Partners LP / GLP Finance Corp.
7.000%, 08/01/2027	51,000	48,500
Hess Midstream Operations L.P.
5.125%, 06/15/2028	113,000	103,781
New Fortress Energy, Inc.
6.500%, 09/30/2026	115,000	105,379
NuStar Logistics L.P.
5.750%, 10/01/2025	167,000	161,226
Western Midstream Operating L.P.
3.950%, 06/01/2025	77,000	73,232
		892,167
Real Estate — 0.5%
Newmark Group, Inc.
6.125%, 11/15/2023 (2)	88,000	87,953

Real Estate Investment Trusts (REITs) — 3.7%
Blackstone Mortgage Trust, Inc.
3.750%, 01/15/2027	73,000	62,127
EPR Properties
4.750%, 12/15/2026	140,000	128,010
iStar, Inc.
4.750%, 10/01/2024	96,000	95,917
MPT Operating Partnership LP / MPT Finance Corp.
5.000%, 10/15/2027 (7)	173,000	142,101

SoFi Weekly Income ETF

The accompanying notes are an integral part of these financial statements.	41

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Principal Amount	Value
Corporate Bonds — 90.4% (Continued)
Real Estate Investment Trusts (REITs) — 3.7% (Continued)
Starwood Property Trust, Inc.
3.750%, 12/31/2024	$38,000	$35,804
4.750%, 03/15/2025	78,000	74,513
VICI Properties LP / VICI Note Co., Inc.
3.750%, 02/15/2027	71,000	64,358
		602,830
Retail — 4.5%
Academy Ltd.
6.000%, 11/15/2027	84,000	79,469
Asbury Automotive Group, Inc.
4.500%, 03/01/2028	108,000	96,744
Bath & Body Works, Inc.
6.694%, 01/15/2027	109,000	108,110
Evergreen Acqco 1 LP / TVI, Inc.
9.750%, 04/26/2028	65,000	64,360
FirstCash, Inc.
4.625%, 09/01/2028	91,000	79,146
Group 1 Automotive, Inc.
4.000%, 08/15/2028	102,000	87,682
Lithia Motors, Inc.
3.875%, 06/01/2029	50,000	41,827
Macy’s Retail Holdings, LLC
5.875%, 03/15/2030	59,000	52,085
QVC, Inc.
4.850%, 04/01/2024	66,000	62,040
4.750%, 02/15/2027	108,000	69,265
		740,728
Semiconductors — 1.0%
Amkor Technology, Inc.
6.625%, 09/15/2027	167,000	165,285

Software — 0.6%
Consensus Cloud Solutions, Inc.
6.000%, 10/15/2026	116,000	105,682

Telecommunications — 3.1%
Altice France SA/France
8.125%, 02/01/2027	200,000	187,180
Frontier Communications Holdings, LLC
5.875%, 10/15/2027	85,000	79,050
5.000%, 05/01/2028	40,000	35,141
Level 3 Financing, Inc.
4.250%, 07/01/2028	121,000	82,754
Lumen Technologies, Inc.
5.125%, 12/15/2026 (7)	45,000	33,005
4.000%, 02/15/2027	120,000	92,274
		509,404

	Principal Amount	Value
Corporate Bonds — 90.4% (Continued)
Toys, Games, & Hobbies — 0.8%
Mattel, Inc.
3.375%, 04/01/2026	$137,000	$125,864

Total Corporate Bonds
(Cost $15,778,869)		14,877,902

Mortgage Backed Securities — 1.4%
Federal Home Loan Mortgage Corporation REMICS
4.000%, 07/15/2047	112,940	18,904
Federal National Mortgage Association Interest Strips
5.000%, 01/25/2043	544,336	98,291
4.000%, 01/25/2048	398,423	49,940
Federal National Mortgage Association REMICS
3.000%, 03/25/2028	881,496	42,687
5.000%, 07/25/2046	71,639	11,792
0.574% (SOFR + 1.500%), 05/25/2051 (1)	282,076	411
Total Mortgage Backed Securities
(Cost $166,942)		222,025

Municipal Bonds — 0.4%
State of Illinois
4.950%, 06/01/2023	63,272	63,186
Total Municipal Bonds
(Cost $63,367)		63,186

	Shares	Value
Preferred Stocks — 1.3%
Banks — 1.3%
U.S. Bancorp
3.750%, 01/15/2026 (3)(7)	12,000	205,560
Total Preferred Stocks
(Cost $279,981)		205,560

Short-Term Investments — 1.0%
Money Market Funds — 1.0%
First American Government Obligations Fund, Class X, 4.370% (8)	165,764	165,764
Total Short-Term Investments
(Cost $165,764)		165,764

SoFi Weekly Income ETF

42	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Investments Purchased with Collateral from Securities Lending — 4.6%
Mount Vernon Liquid Assets Portfolio, LLC, 4.750% (8)	757,291	$757,291
Total Investments Purchased with Collateral from Securities Lending
(Cost $757,291)		757,291

Total Investments in Securities — 102.7%
(Cost $17,924,176)		16,885,192
Liabilities in Excess of Other Assets - (2.7)%		(449,389)
Total Net Assets — 100.0%		$16,435,803

CMTConstant Maturity Treasury Rate

DACDesginated Activity Company

LIBORLondon Interbank Offered Rate

SOFRSecured Overnight Financing Rate

USDUnited States Dollar

(1) Variable rate security; rate shown is the rate in effect on February 28, 2023. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.

(2) Fixed-to-variable or fixed-to-float bond; rate shown is the rate in effect on February 28, 2023. An index mayhave a negative rate. Interest rate may also be subject to a ceiling or floor.

(3) Perpetual call date security. Date shown is next call date.

(4) Step-up bond; the interest rate shown is the rate in effect as of February 28, 2023.

(5) Rate represents the annualized effective yield to maturity from the purchase price.

(6) Zero coupon security.

(7) This security or a portion of this security was out on loan as of February 28, 2023. Total loaned securities had a value of $741,433 or 4.5% of net assets as of February 28, 2023. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(8) The rate shown is the annualized seven-day effective yield as of February 28, 2023.

SoFi Weekly Dividend ETF

The accompanying notes are an integral part of these financial statements.	43

SCHEDULE OF INVESTMENTS at February 28, 2023

	Shares	Value
Common Stocks — 98.9%
Advertising — 0.1%
Dentsu Group, Inc.	135	$4,331
Hakuhodo DY Holdings, Inc.	142	1,583
		5,914
Aerospace & Defense — 1.9%
BAE Systems PLC	2,341	25,451
General Dynamics Corp.	182	41,480
Lockheed Martin Corp.	200	94,852
Saab AB - Class A	60	3,477
Thales SA	81	11,356
		176,616
Agriculture — 0.5%
Archer-Daniels-Midland Co.	414	32,954
Japan Tobacco, Inc.	839	17,059
		50,013
Auto Manufacturers — 1.4%
Bayerische Motoren Werke AG	244	25,294
Cummins, Inc.	107	26,009
Honda Motor Co. Ltd.	1,200	31,204
Isuzu Motors Ltd.	450	5,382
Mazda Motor Corp.	444	3,999
Stellantis NV	1,645	28,879
Volkswagen AG	22	3,938
		124,705
Auto Parts & Equipment — 0.5%
Cie Generale des Etablissements Michelin SCA	544	17,155
Magna International, Inc.	215	12,010
NGK Insulators Ltd.	229	3,039
NGK Spark Plug Co. Ltd.	145	2,916
Pirelli & C SpA	263	1,345
Sumitomo Electric Industries Ltd.	564	6,937
Toyota Industries Corp.	118	6,922
		50,324
Banks — 17.0%
Bank of America Corp. (1)	5,301	181,824
Bank of Montreal	493	46,829
The Bank of New York Mellon Corp.	561	28,544
The Bank of Nova Scotia	861	42,650
Barclays PLC	12,064	25,507
Canadian Imperial Bank of Commerce	670	30,708
The Chiba Bank Ltd.	506	3,704
Citigroup, Inc.	1,466	74,312
Citizens Financial Group, Inc.	371	15,493
Concordia Financial Group Ltd.	817	3,509
DBS Group Holdings Ltd.	1,387	35,207
Fifth Third Bancorp	517	18,767
Huntington Bancshares, Inc.	1,076	16,484
ING Groep NV	2,835	39,884

	Shares	Value
Common Stocks — 98.9% (Continued)
Banks — 17.0% (Continued)
Israel Discount Bank Ltd.	933	$4,429
Japan Post Bank Co. Ltd.	267	2,305
JPMorgan Chase & Co.	2,200	315,370
KeyCorp	705	12,894
M&T Bank Corp. (1)	129	20,032
Mediobanca Banca di Credito Finanziario SpA	472	5,056
Morgan Stanley	981	94,666
National Bank of Canada	255	18,771
NatWest Group PLC	3,977	14,074
Northern Trust Corp.	151	14,386
Oversea-Chinese Banking Corp. Ltd.	2,931	27,587
The PNC Financial Services Group, Inc.	304	48,008
Powszechna Kasa Oszczednosci Bank Polski SA	671	4,700
Regions Financial Corp.	705	16,441
Royal Bank of Canada	1,047	106,542
State Street Corp. (1)	262	23,234
Sumitomo Mitsui Financial Group, Inc.	917	40,203
The Toronto-Dominion Bank	1,348	89,952
Truist Financial Corp. (1)	1,000	46,950
U.S. Bancorp	1,016	48,494
UniCredit SpA	1,389	28,500
United Overseas Bank Ltd.	1,095	24,338
		1,570,354
Beverages — 2.2%
The Coca-Cola Co.	2,942	175,078
Coca-Cola Europacific Partners PLC	115	6,325
Endeavour Group Ltd/Australia	1,033	4,758
JDE Peet’s NV	59	1,742
Molson Coors Brewing Co. - Class B	133	7,074
Treasury Wine Estates Ltd.	549	5,187
		200,164
Building Materials — 0.6%
Cie de Saint-Gobain	321	19,176
CRH PLC	566	26,775
HeidelbergCement AG	111	7,666
Lixil Corp.	212	3,379
Wienerberger AG	73	2,282
		59,278
Chemicals — 2.9%
Air Products and Chemicals, Inc.	168	48,045
Air Water, Inc.	128	1,538
BASF SE	693	35,626
Covestro AG	142	6,272
Dow, Inc. (1)	533	30,488
FMC Corp.	95	12,269
Givaudan SA (2)	6	18,187

SoFi Weekly Dividend ETF

44	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 98.9% (Continued)
Chemicals — 2.9% (Continued)
ICL Group Ltd.	559	$4,064
Mitsubishi Chemical Group Corp.	1,012	5,892
Mitsui Chemicals, Inc.	129	3,111
Nitto Denko Corp.	111	6,682
Nutrien Ltd.	394	30,769
Shin-Etsu Chemical Co. Ltd.	294	41,332
Solvay SA (2)	54	6,199
Sumitomo Chemical Co. Ltd.	1,204	4,216
Toray Industries, Inc.	1,140	6,521
Tosoh Corp.	219	2,978
		264,189
Coal — 0.0% (3)
Whitehaven Coal Ltd.	549	2,677

Commercial Services — 1.6%
Ashtead Group PLC	333	22,213
Automatic Data Processing, Inc.	314	69,023
Brambles Ltd.	1,057	9,174
RELX PLC	1,456	44,121
Sohgo Security Services Co. Ltd.	49	1,286
		145,817
Computers — 0.2%
Hewlett Packard Enterprise Co.	968	15,110
Itochu Techno-Solutions Corp.	58	1,290
Ricoh Co. Ltd.	392	3,045
		19,445
Cosmetics & Personal Care — 2.8%
Essity AB - Class B	460	12,483
The Procter & Gamble Co.	1,796	247,058
		259,541
Distribution & Wholesale — 1.4%
ITOCHU Corp.	1,104	32,979
Marubeni Corp.	1,264	16,146
Mitsubishi Corp.	1,024	34,799
Mitsui & Co. Ltd.	1,113	31,246
Seven Group Holdings Ltd.	115	1,898
Sumitomo Corp.	898	15,314
		132,382
Diversified Financial Services — 1.3%
Acom Co. Ltd.	263	647
Ally Financial, Inc.	191	5,739
ASX Ltd.	146	6,699
Avanza Bank Holding AB	82	2,184
CME Group, Inc. - Class A	271	50,233
Franklin Resources, Inc. (1)	219	6,454
IGM Financial, Inc.	62	1,891
Japan Exchange Group, Inc.	399	5,952
ORIX Corp.	854	15,307

	Shares	Value
Common Stocks — 98.9% (Continued)
Diversified Financial Services — 1.3% (Continued)
SBI Holdings Inc/Japan	204	$4,399
Schroders PLC	708	4,263
Synchrony Financial (1)	340	12,141
		115,909
Electric — 5.2%
A2A SpA	1,072	1,587
Alliant Energy Corp.	190	9,741
Ameren Corp.	195	16,129
American Electric Power Co., Inc.	389	34,220
Atco Ltd. - Class I	68	2,113
Avangrid, Inc. (1)	46	1,795
CMS Energy Corp.	219	12,914
Consolidated Edison, Inc.	269	24,035
DTE Energy Co.	155	17,005
Duke Energy Corp.	583	54,954
Emera, Inc.	203	8,059
Engie SA	1,319	19,354
Entergy Corp.	154	15,842
Evergy, Inc.	172	10,115
FirstEnergy Corp.	412	16,291
Fortis Inc/Canada	362	14,358
Hydro One Ltd.	236	6,138
Iberdrola SA (2)	4,714	54,316
National Grid PLC	2,785	35,335
Northland Power, Inc.	186	4,529
Power Assets Holdings Ltd.	1,038	5,554
Sempra Energy	238	35,691
The Southern Co.	818	51,583
Terna - Rete Elettrica Nazionale	1,071	8,096
WEC Energy Group, Inc.	239	21,190
		480,944
Electrical Components & Equipment — 1.3%
ABB Ltd.	1,219	40,683
Brother Industries Ltd.	186	2,735
Prysmian SpA	195	7,522
Schneider Electric SE	421	67,917
		118,857
Electronics — 0.3%
Garmin Ltd. (1)	116	11,383
Hirose Electric Co. Ltd.	20	2,445
Kyocera Corp.	252	12,410
SCREEN Holdings Co. Ltd.	28	2,234
Venture Corp. Ltd.	207	2,640
		31,112
Engineering & Construction — 0.7%
CK Infrastructure Holdings Ltd.	462	2,437
Kajima Corp.	320	3,822
Keppel Corp. Ltd.	1,084	4,413

SoFi Weekly Dividend ETF

The accompanying notes are an integral part of these financial statements.	45

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 98.9% (Continued)
Engineering & Construction — 0.7% (Continued)
Obayashi Corp.	500	$3,696
Skanska AB - B Shares	255	4,661
Vinci SA	429	49,062
		68,091
Entertainment — 0.1%
Vail Resorts, Inc. (1)	30	7,005

Environmental Control — 0.2%
Republic Services, Inc.	156	20,113

Food — 5.6%
Associated British Foods PLC	271	6,585
Campbell Soup Co. (1)	150	7,878
CK Hutchison Holdings Ltd.	2,016	12,020
Coles Group Ltd.	988	12,113
Conagra Brands, Inc.	362	13,180
General Mills, Inc.	446	35,461
Hormel Foods Corp.	216	9,586
J. Sainsbury PLC	1,530	4,968
The J.M. Smucker Co.	77	11,388
Kesko Oyj - B Shares	184	4,014
Koninklijke Ahold Delhaize NV	708	22,536
The Kroger Co. (1)	501	21,613
Metro, Inc.	179	9,318
Mondelez International, Inc.	1,033	67,331
Nestle SA	2,077	235,079
Orkla ASA	556	3,757
Saputo, Inc.	215	5,770
Tesco PLC	5,594	17,270
Tyson Foods, Inc. - Class A	217	12,855
		512,722
Forest Products & Paper — 0.5%
Holmen AB - Class A	61	2,474
International Paper Co.	269	9,789
Mondi PLC	369	6,239
Smurfit Kappa Group PLC	195	7,315
Stora Enso Oyj - R Shares	440	6,250
UPM-Kymmene Oyj	402	14,627
		46,694
Gas — 0.4%
Atmos Energy Corp. (1)	106	11,958
Canadian Utilities Ltd. - Class A	79	2,077
China Gas Holdings Ltd.	1,428	1,994
NiSource, Inc.	307	8,421
Osaka Gas Co. Ltd.	301	4,890
Tokyo Gas Co. Ltd.	312	6,019
		35,359

	Shares	Value
Common Stocks — 98.9% (Continued)
Hand & Machine Tools — 0.3%
Amada Co. Ltd.	225	$2,047
Disco Corp.	22	6,896
Fuji Electric Co. Ltd.	99	3,823
Makita Corp.	186	4,643
Snap-on, Inc.	40	9,947
		27,356
Healthcare — Products — 1.0%
Medtronic PLC	1,008	83,462
Smith & Nephew PLC	664	9,534
		92,996
Healthcare — Services — 0.1%
Medibank Pvt Ltd.	2,095	4,719
Sonic Healthcare Ltd.	349	7,580
		12,299
Holding Companies — Diversified — 0.1%
Jardine Matheson Holdings Ltd.	131	6,487
Swire Pacific Ltd. - Class A	285	2,324
		8,811
Home Builders — 0.3%
Daiwa House Industry Co. Ltd.	465	10,729
Haseko Corp.	165	1,893
Sekisui Chemical Co. Ltd.	263	3,524
Sekisui House Ltd.	450	8,522
		24,668
Home Furnishings — 0.2%
Panasonic Holdings Corp.	1,640	14,291

Household Products & Wares — 0.1%
Henkel AG & Co. KGaA	77	5,345

Insurance — 5.1%
Ageas SA/NV (2)	131	5,936
Allianz SE	296	69,735
American International Group, Inc.	562	34,344
AXA SA	1,738	55,018
Dai-ichi Life Holdings, Inc.	741	15,795
Everest Re Group Ltd.	29	11,135
Fairfax Financial Holdings Ltd.	17	11,912
Fidelity National Financial, Inc.	195	7,773
Great-West Lifeco, Inc.	202	5,524
iA Financial Corp, Inc.	79	5,315
Intact Financial Corp.	132	19,004
Japan Post Holdings Co. Ltd.	1,625	14,435
Legal & General Group PLC	4,546	14,084
Manulife Financial Corp. (1)	1,427	28,279
Mapfre SA (2)	642	1,381
Marsh & McLennan Company, Inc.	375	60,802
MS&AD Insurance Group Holdings, Inc.	300	9,805

SoFi Weekly Dividend ETF

46	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 98.9% (Continued)
Insurance — 5.1% (Continued)
NN Group NV	199	$8,083
Power Corp of Canada	403	10,780
Sampo Oyj - A Shares	363	17,723
Sompo Holdings, Inc.	234	10,031
Storebrand ASA	342	2,843
Sun Life Financial, Inc.	449	21,747
The Travelers Company, Inc. (1)	177	32,766
		474,250
Internet — 0.0% (3)
carsales.com Ltd.	253	3,871

Iron & Steel — 0.6%
BlueScope Steel Ltd.	352	4,524
Nippon Steel Corp.	654	14,582
Nucor Corp.	193	32,316
SSAB AB - A Shares	164	1,199
SSAB AB - B Shares	466	3,206
Voestalpine AG	74	2,748
		58,575
Leisure Time — 0.1%
Yamaha Motor Co. Ltd.	231	5,910

Machinery — Construction & Mining — 0.6%
Hitachi Construction Machinery Co. Ltd.	67	1,498
Hitachi Ltd.	685	34,648
Komatsu Ltd.	707	16,920
Metso Outotec Oyj	527	5,634
		58,700
Machinery — Diversified — 0.1%
ANDRITZ AG	55	3,409
Ebara Corp.	70	2,975
Husqvarna AB - Class B	262	2,335
		8,719
Media — 1.5%
Comcast Corp. - Class A (1)	3,251	120,840
Shaw Communications, Inc. - Class B	329	9,553
ViacomCBS, Inc. - Class B (1)	439	9,403
		139,796
Metal Fabricate & Hardware — 0.1%
SKF AB - B Shares	279	5,333
Tenaris SA	355	5,903
		11,236
Mining — 2.6%
Alumina Ltd.	1,670	1,695
Anglo American PLC	942	32,896
B2Gold Corp.	691	2,365
BHP Group Ltd.	3,855	117,503
Boliden AB	202	8,332

	Shares	Value
Common Stocks — 98.9% (Continued)
Mining — 2.6% (Continued)
Glencore PLC	7,719	$46,290
KGHM Polska Miedz SA	91	2,613
Lundin Mining Corp.	497	3,099
Norsk Hydro ASA	1,014	7,415
South32 Ltd.	3,359	9,831
Sumitomo Metal Mining Co. Ltd.	188	6,984
		239,023
Miscellaneous Manufacturers — 2.3%
3M Co.	419	45,143
Eaton Corp PLC	300	52,479
Knorr-Bremse AG	45	3,074
Nikon Corp.	227	2,250
Siemens AG	606	92,993
Toshiba Corp.	319	9,876
Trelleborg AB - Class B	181	4,693
		210,508
Oil & Gas — 12.4%
Aker BP ASA	309	8,371
Ampol Ltd.	181	4,023
Canadian Natural Resources Ltd.	856	48,482
Chevron Corp.	1,438	231,187
Coterra Energy, Inc.	579	14,458
DCC PLC	75	4,197
Devon Energy Corp. (1)	492	26,529
Diamondback Energy, Inc.	133	18,697
Eni SpA	1,849	26,209
EOG Resources, Inc. (1)	444	50,181
Equinor ASA	714	22,093
Exxon Mobil Corp. (1)	3,112	342,040
Idemitsu Kosan Co. Ltd.	159	3,543
Inpex Corp.	693	7,291
Marathon Petroleum Corp.	354	43,754
OMV AG	108	5,281
Phillips 66	357	36,614
Pioneer Natural Resources Co. (1)	171	34,270
Santos Ltd.	2,521	11,900
TotalEnergies SE	1,874	116,401
Tourmaline Oil Corp.	241	10,586
Valero Energy Corp. (1)	291	38,333
Woodside Energy Group Ltd.	1,445	34,992
		1,139,432
Oil & Gas Services — 0.0% (3)
Sembcorp Marine Ltd. (2)	17,463	1,648

Packaging & Containers — 0.2%
Amcor PLC	1,139	12,688
DS Smith PLC	1,038	4,239
		16,927

SoFi Weekly Dividend ETF

The accompanying notes are an integral part of these financial statements.	47

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 98.9% (Continued)
Pharmaceuticals — 5.7%
Astellas Pharma, Inc.	1,381	$19,456
CVS Health Corp.	994	83,039
Hikma Pharmaceuticals PLC	88	1,845
Medipal Holdings Corp.	116	1,520
Novartis AG	1,719	145,407
Orion Oyj - B Shares	78	3,685
Recordati Industria Chimica e Farmaceutica SpA	74	3,150
Roche Holding AG (2)	20	6,214
Roche Holding AG	535	155,148
Sanofi	874	82,390
Shionogi & Co. Ltd.	223	9,919
Viatris, Inc.	917	10,454
		522,227
Pipelines — 0.3%
Keyera Corp.	166	3,671
Kinder Morgan, Inc.	1,490	25,420
		29,091
Private Equity — 0.4%
3i Group PLC	728	14,340
Intermediate Capital Group PLC	217	3,683
Partners Group Holding AG	17	16,208
		34,231
Real Estate — 0.7%
Aeon Mall Co. Ltd.	58	757
Azrieli Group Ltd.	22	1,235
CK Asset Holdings Ltd.	1,213	7,603
Fabege AB	198	1,685
Hang Lung Properties Ltd.	1,104	2,129
Henderson Land Development Co. Ltd.	898	3,152
Hongkong Land Holdings Ltd.	772	3,528
Mitsubishi Estate Co. Ltd.	887	11,041
Mitsui Fudosan Co. Ltd.	666	12,688
Nomura Real Estate Holdings, Inc.	68	1,515
Sun Hung Kai Properties Ltd.	1,106	15,104
Swire Properties Ltd.	702	1,847
Tokyu Fudosan Holdings Corp.	397	1,918
		64,202
Real Estate Investment Trusts (REITs) — 2.1%
AvalonBay Communities, Inc.	104	17,942
Boston Properties, Inc.	108	7,072
Canadian Apartment Properties REIT	133	4,828
CapitaLand Ascendas REIT	2,301	4,735
CapitaLand Integrated Commercial Trust	3,997	5,760
Charter Hall Group	330	2,962
Dexus	813	4,622
Digital Realty Trust, Inc.	218	22,722
Equity Residential	278	17,381

	Shares	Value
Common Stocks — 98.9% (Continued)
Real Estate Investment Trusts (REITs) — 2.1% (Continued)
Extra Space Storage, Inc.	100	$16,465
Frasers Logistics & Commercial Trust	1,759	1,659
Goodman Group	1,257	16,834
The GPT Group	1,454	4,618
Keppel DC REIT	1,046	1,538
Link REIT	1,666	10,952
Mapletree Industrial Trust	1,537	2,695
Mapletree Logistics Trust	2,486	3,121
Mapletree Pan Asia Commercial Trust	2,085	2,664
Mid-America Apartment Communities, Inc.	87	13,929
Public Storage	115	34,379
		196,878
Retail — 1.8%
Advance Auto Parts, Inc.	45	6,523
Best Buy Co., Inc. (1)	149	12,384
Canadian Tire Corp Ltd. - Class A	41	5,122
Chow Tai Fook Jewellery Group Ltd.	1,330	2,576
Darden Restaurants, Inc.	92	13,155
Genuine Parts Co.	105	18,570
Industria de Diseno Textil SA (2)	841	25,945
Jardine Cycle & Carriage Ltd.	61	1,346
Sundrug Co. Ltd.	42	1,136
Target Corp. (1)	348	58,638
USS Co. Ltd.	152	2,465
Walgreens Boots Alliance, Inc.	540	19,186
Yamada Holdings Co. Ltd.	436	1,533
		168,579
Semiconductors — 3.3%
Broadcom, Inc.	310	184,230
SUMCO Corp.	227	3,131
Texas Instruments, Inc.	688	117,958
		305,319
Shipbuilding — 0.1%
Kongsberg Gruppen ASA	57	2,381
Yangzijiang Shipbuilding Holdings Ltd. (2)	2,248	2,154
		4,535
Software — 1.4%
Open Text Corp.	201	6,934
Paychex, Inc.	244	26,938
The Sage Group PLC	778	7,051
SAP SE	789	89,932
		130,855
Telecommunications — 4.4%
Cisco Systems, Inc.	2,847	137,852
Corning, Inc.	579	19,657
Elisa Oyj	112	6,381
Hikari Tsushin, Inc.	17	2,467

SoFi Weekly Dividend ETF

48	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Common Stocks — 98.9% (Continued)
Telecommunications — 4.4% (Continued)
KDDI Corp.	1,122	$32,832
Nippon Telegraph & Telephone Corp.	1,626	47,115
Swisscom AG	19	11,766
TELUS Corp.	1,076	21,442
Verizon Communications, Inc. (1)	3,185	123,610
		403,122
Toys, Games & Hobbies — 0.1%
Bandai Namco Holdings, Inc.	143	8,833

Transportation — 2.1%
AP Moller - Maersk A/S - Class A	2	4,594
AP Moller - Maersk A/S - Class B	3	7,015
C.H. Robinson Worldwide, Inc. (1)	87	8,697
Deutsche Post AG	747	31,783
Kawasaki Kisen Kaisha Ltd. (1)	130	3,116
Kuehne + Nagel International AG	39	10,028
Kyushu Railway Co.	91	1,990
Mitsui OSK Lines Ltd. (1)	267	6,978
NIPPON EXPRESS HOLDINGS, INC.	62	3,459
Nippon Yusen KK (1)	370	9,594
SG Holdings Co. Ltd.	307	4,424
United Parcel Service, Inc. - Class B	553	100,917
		192,595
Water — 0.1%
United Utilities Group PLC	519	6,396

Total Common Stocks
(Cost $9,189,909)		9,119,449

Preferred Stocks — 0.4%
Auto Manufacturers — 0.3%
Bayerische Motoren Werke AG	45	4,283
Porsche Automobil Holding SE	116	6,614
Volkswagen AG	139	19,039
		29,936
Household Products & Wares — 0.1%
Henkel AG & Co. KGaA	131	9,561

Total Preferred Stocks
(Cost $39,159)		39,497

Rights — 0.0% (3)
Real Estate Investment Trusts (REITs) — 0.0%
Link REIT, Expiration: 03/22/2023 (2)	281	265
Total Rights
(Cost $336)		265

	Shares	Value
Short-Term Investments — 0.5%
Money Market Funds — 0.5%
First American Government Obligations Fund, Class X, 4.370% (4)	39,463	$39,463
Total Short-Term Investments
(Cost $39,463)		39,463

Investments Purchased with Collateral from Securities Lending — 12.2%
Mount Vernon Liquid Assets Portfolio, LLC, 4.750% (4)	1,124,041	1,124,041
Total Investments Purchased with Collateral from Securities Lending
(Cost $1,124,041)		1,124,041

Total Investments in Securities — 112.0%
(Cost $10,392,908)		10,322,715
Liabilities in Excess of Other Assets - (12.0)%		(1,103,314)
Total Net Assets — 100.0%		$9,219,401

(1) This security or a portion of this security was out on loan as of February 28, 2023. Total loaned securities had a value of $1,093,224 or 11.9% of net assets as of February 28, 2023. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(2) Non-income producing security.

(3) Does not round to 0.1% or (0.1)%, as applicable.

(4) The rate shown is the annualized seven-day effective yield as of February 28, 2023.

SoFi Web 3 ETF

The accompanying notes are an integral part of these financial statements.	49

SCHEDULE OF INVESTMENTS at February 28, 2023

	Shares	Value
Common Stocks — 99.5%
Advertising — 0.4%
S4 Capital PLC (1)	1,262	$3,138

Apparel — 1.0%
PLBY Group, Inc. (1)	3,617	7,704

Banks — 0.9%
Signature Bank	56	6,443

Commercial Services — 13.3%
Bakkt Holdings, Inc. - Class A (1)(2)	8,183	11,947
Block, Inc. - Class A (1)	140	10,742
Creek & River Co. Ltd.	840	13,598
Marathon Digital Holdings, Inc. (1)(2)	3,944	28,002
Riot Platforms, Inc. (1)(2)	5,592	34,950
		99,239
Computers — 11.1%
Apple, Inc.	175	25,797
TaskUS, Inc. - Class A (1)	187	3,217
TELUS International CDA, Inc. (1)	1,372	29,326
Vuzix Corp. (1)	6,034	25,041
		83,381
Diversified Financial Services — 12.0%
Applied Digital Corp. (1)	1,550	4,108
Coinbase Global, Inc. - Class A (1)(2)	674	43,695
SBI Holdings Inc/Japan	1,282	27,642
Upstart Holdings, Inc. (1)(2)	790	14,623
		90,068
Entertainment — 10.2%
AMC Entertainment Holdings, Inc. (1)(2)	3,986	28,460
DraftKings, Inc. - Class A (1)	2,147	40,493
Madison Square Garden Sports Corp. - Class A	37	7,072
		76,025
Internet — 18.8%
Alphabet, Inc. - Class A (1)	219	19,723
Amazon.com, Inc. (1)	240	22,615
Meta Platforms, Inc. - Class A (1)	246	43,035
Overstock.com, Inc. (1)	984	19,060
Robinhood Markets, Inc. - Class A (1)	2,526	25,437
Snap, Inc. - Class A (1)	1,026	10,414
		140,284
Investment Companies — 1.6%
Galaxy Digital Holdings Ltd. (1)	3,370	11,683

Real Estate — 1.6%
eXp World Holdings, Inc. (2)	1,002	12,104

Retail — 3.4%
GameStop Corp. (1)	1,314	25,268

	Shares	Value
Common Stocks — 99.5% (Continued)
Semiconductors — 13.2%
Ambarella, Inc. (1)	115	$10,846
CEVA, Inc. (1)	219	6,911
Himax Technologies, Inc.	2,802	20,819
Intel Corp.	557	13,886
NVIDIA Corp. (2)	199	46,200
		98,662
Software — 7.6%
C3.ai, Inc. - Class A (1)	262	5,916
ROBLOX Corp. - Class A (1)(2)	201	7,365
Unity Software, Inc. (1)(2)	532	16,194
Veritone, Inc. (1)	3,848	27,282
		56,757
Toys, Games & Hobbies — 4.5%
Funko, Inc. - Class A (1)	1,950	21,080
Vinco Ventures, Inc. (1)	24,879	12,193
		33,273
Total Common Stocks
(Cost $773,066)		744,029

Short-Term Investments — 0.2%
Money Market Funds — 0.2%
First American Government Obligations Fund, Class X, 4.370% (3)	1,712	1,712
Total Short-Term Investments
(Cost $1,712)		1,712

Investments Purchased with Collateral from Securities Lending — 30.5%
Mount Vernon Liquid Assets Portfolio, LLC, 4.750% (3)	228,129	228,129
Total Investments Purchased with Collateral from Securities Lending
(Cost $228,129)		228,129

Total Investments in Securities — 130.2%
(Cost $1,002,907)		973,870
Liabilities in Excess of Other Assets - (30.2)%		(225,741)
Total Net Assets — 100.0%		$748,129

(1) Non-income producing security.

(2) This security or a portion of this security was out on loan as of February 28, 2023. Total loaned securities had a value of $223,352 or 29.9% of net assets as of February 28, 2023. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3) The rate shown is the annualized seven-day effective yield as of February 28, 2023.

SoFi Smart Energy ETF

50	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at February 28, 2023

	Shares	Value
Common Stocks — 99.8%
Auto Manufacturers — 5.7%
BYD Co. Ltd. - H Shares	2,030	$54,620
Proterra, Inc. (1)	13,246	55,633
Tesla, Inc. (1)	371	76,318
		186,571
Commercial Services — 4.1%
Quanta Services, Inc.	440	71,016
Vivint Smart Home, Inc. (1)	5,619	63,158
		134,174
Distribution & Wholesale — 2.0%
Resideo Technologies, Inc. (1)	3,504	64,263

Electric — 3.2%
Altus Power, Inc. - Class A (1)	8,541	57,822
Ameresco, Inc. - Class A (1)	1,043	45,840
		103,662
Electrical Components & Equipment — 15.3%
ABB Ltd.	1,932	64,479
Blink Charging Co. (1)(2)	4,829	43,702
ChargePoint Holdings, Inc. - Class A (1)	5,400	61,344
EnerSys	795	72,099
Nexans SA (1)	631	61,096
Prysmian SpA	1,659	63,988
Schneider Electric SE	413	66,627
SMA Solar Technology AG	814	63,794
		497,129
Electronics — 9.1%
Advanced Energy Industries, Inc.	685	63,760
Itron, Inc. (1)	1,145	63,857
Smart Metering Systems PLC	6,118	63,920
Trimble, Inc. (1)	1,118	58,203
Vicor Corp. (1)(2)	961	45,167
		294,907
Energy - Alternate Sources — 27.5% (3)
Ballard Power Systems, Inc. (1)	10,011	57,355
Canadian Solar, Inc. (1)	1,601	63,640
Enphase Energy, Inc. (1)	296	62,317
Fluence Energy, Inc. - Class A (1)	2,761	51,548
FuelCell Energy, Inc. (1)(2)	17,440	58,250
ITM Power PLC (1)	52,351	62,377
Landis+Gyr Group AG	908	68,493
Meyer Burger Technology AG (1)	95,863	71,341
Plug Power, Inc. (1)(2)	3,806	56,595
SolarEdge Technologies, Inc. (1)	205	65,174
Stem, Inc. (1)(2)	6,460	52,714
Sunnova Energy International, Inc. (1)	3,352	59,598
SunPower Corp. (1)(2)	3,761	56,490

	Shares	Value
Common Stocks — 99.8% (Continued)
Energy - Alternate Sources — 27.5% (3) (Continued)
Sunrun, Inc. (1)	2,465	$59,259
Xinyi Solar Holdings Ltd.	48,588	51,872
		897,023
Engineering & Construction — 4.3%
Alfen N.V. (1)	711	57,531
MYR Group, Inc. (1)(2)	677	81,653
		139,184
Hand & Machine Tools — 2.0%
Meidensha Corp.	4,616	66,487

Industrial Other — 2.0%
Nibe Industries AB - B Shares (1)	6,338	65,880

Leisure Time — 1.7%
Gogoro, Inc. (1)	13,880	55,798

Machinery - Construction & Mining — 6.7%
Bloom Energy Corp. - Class A (1)	2,650	57,478
Tritium DCFC Ltd. (1)	50,236	90,425
Wallbox NV - Class A (1)(2)	12,153	68,908
		216,811
Metal Fabricate & Hardware — 2.0%
Valmont Industries, Inc.	203	64,418

Miscellaneous Manufacturers — 6.3%
Alstom SA	2,264	66,819
Eaton Corp PLC	412	72,071
Siemens AG	443	67,981
		206,871
Retail — 1.8%
EVgo, Inc. - Class A (1)(2)	9,714	57,604

Semiconductors — 6.1%
Analog Devices, Inc.	381	69,902
Infineon Technologies AG	1,873	66,571
NXP Semiconductors NV	347	61,933
		198,406
Total Common Stocks
(Cost $3,706,963)		3,249,188

Short-Term Investments — 0.1%
Money Market Funds — 0.1%
First American Government Obligations Fund, Class X, 4.370% (4)	3,143	3,143
Total Short -Term Investments
(Cost $3,143)		3,143

SoFi Smart Energy ETF

The accompanying notes are an integral part of these financial statements.	51

SCHEDULE OF INVESTMENTS at February 28, 2023 (Continued)

	Shares	Value
Investments Purchased with Collateral from Securities Lending — 15.2%
Mount Vernon Liquid Assets Portfolio, LLC, 4.750% (4)	494,622	$494,622
Total Investments Purchased with Collateral from Securities Lending
(Cost $494,622)		494,622

Total Investments in Securities — 115.1%
(Cost $4,204,728)		3,746,953
Liabilties in Excess of Other Assets - (15.1)%		(492,785)
Total Net Assets — 100.0%		$3,254,168

(1) Non-income producing security.

(2) This security or a portion of this security was out on loan as of February 28, 2023. Total loaned securities had a value of $484,687 or 14.9% of net assets as of February 28, 2023. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3) Despite a concentration greater than 25% of total assets, the Fund is in compliance as the index the Fund tracks will at times invest in greater than 25% of an industry.

(4) The rate shown is the annualized seven-day effective yield as of February 28, 2023.

SoFi Funds

52	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES at February 28, 2023

	SoFi Select 500 ETF	SoFi Next 500 ETF	SoFi Social 50 ETF	SoFi Be Your Own Boss ETF	SoFi Weekly Income ETF	SoFi Weekly Dividend ETF	SoFi Web 3 ETF	SoFi Smart Energy ETF

Assets:
Investments in securities, at value (Note 2) (1)	$461,894,369	$71,636,757	$17,401,835	$10,125,161	$16,885,192	$10,322,715	$973,870	$3,746,953
Foreign currency (cost of $- ,$- ,$-, $55, $-, $1,331, $-, and $-, respectively)	—	—	—	52	—	1,328	—	—
Receivables:
Fund shares sold	—	594,325	—	—	—	—	—	—
Investment securities sold	—	—	—	—	403,629	1,766,773	—	—
Dividends and interest	714,727	48,206	23,892	968	233,298	25,470	335	691
Securities lending income, net (Note 5)	7,818	6,598	35,793	1,237	708	109	2,407	2,615
Total assets	462,616,914	72,285,886	17,461,520	10,127,418	17,522,827	12,116,395	976,612	3,750,259

Liabilities:
Collateral received for securities loaned (Note 5)	36,648,699	17,678,544	3,766,120	2,512,482	757,292	1,124,041	228,129	494,622
Payables:
Investment securities purchased	—	642,849	—	—	322,233	1,765,401	—	—
Distributions	—	—	—	—	—	4,000	—	—
Management fees, net (Note 4)	—	—	3,146	3,869	7,499	3,552	354	1,469
Total liabilities	36,648,699	18,321,393	3,769,266	2,516,351	1,087,024	2,896,994	228,483	496,091
Net Assets	$425,968,215	$53,964,493	$13,692,254	$7,611,067	$16,435,803	$9,219,401	$748,129	$3,254,168

Components of Net Assets:
Paid-in capital	$452,992,709	$62,742,036	$27,504,708	$22,859,023	$18,010,178	$10,048,300	$893,544	$3,978,741
Total distributable (accumulated) earnings (losses)	(27,024,494)	(8,777,543)	(13,812,454)	(15,247,956)	(1,574,375)	(828,899)	(145,415)	(724,573)
Net assets	$425,968,215	$53,964,493	$13,692,254	$7,611,067	$16,435,803	$9,219,401	$748,129	$3,254,168

Net Asset Value (unlimited shares authorized):
Net assets	$425,968,215	$53,964,493	$13,692,254	$7,611,067	$16,435,803	$9,219,401	$748,129	$3,254,168
Shares of beneficial interest issued and outstanding	30,500,000	4,550,000	600,000	500,000	175,000	200,000	50,000	200,000
Net asset value	$13.97	$11.86	$22.82	$15.22	$93.92	$46.10	$14.96	$16.27

Cost of investments	$469,398,081	$75,003,000	$19,377,487	$21,222,470	$17,924,176	$10,392,908	$1,002,907	$4,204,728

(1)Includes loaned securities with values of $35,849,106, $17,223,719, $3,668,093, $2,501,204, $741,433, $1,093,224, $223,352, and $484,687, respectively.

SoFi Funds

The accompanying notes are an integral part of these financial statements.	53

STATEMENTS OF OPERATIONS For the Periods Ended February 28, 2023

	SoFi Select 500 ETF	SoFi Next 500 ETF	SoFi Social 50 ETF	SoFi Be Your Own Boss ETF (1)	SoFi Weekly Income ETF	SoFi Weekly Dividend ETF	SoFi Web 3 ETF	SoFi Smart Energy ETF	SoFi Smart Energy ETF
	Year Ended February 28, 2023	Year Ended February 28, 2023	Year Ended February 28, 2023	Year Ended February 28, 2023	Year Ended February 28, 2023	Year Ended February 28, 2023	Period Ended February 28, 2023(2)	Period Ended February 28, 2023(3)	Period Ended April 30, 2022(4)

Investment Income:
Dividend income (net of foreign withholding tax of $10,538, $138, $87, $156, $-, $28,270, $70, $1,028, and $1,126, respectively)	$6,338,757	$744,942	$91,309	$29,145	$16,305	$352,036	$889	$11,227	$7,559
Securities lending income, net (Note 5)	82,713	44,796	149,380	28,872	2,790	798	6,187	6,477	—
Interest income	16,748	2,915	428	703	1,023,522	659	128	118	—
Total investment income	6,438,218	792,653	241,117	58,720	1,042,617	353,493	7,204	17,822	7,559

Expenses:
Management fees (Note 4)	734,580	93,189	45,682	55,491	133,135	45,410	4,032	13,039	10,582
Total expenses	734,580	93,189	45,682	55,491	133,135	45,410	4,032	13,039	10,582
Less: Management fee wavier (Note 4)	(734,580)	(93,189)	—	—	—	—	—	—	—
Net expenses	—	—	45,682	55,491	133,135	45,410	4,032	13,039	10,582
Net investment income (loss)	6,438,218	792,653	195,435	3,229	909,482	308,083	3,172	4,783	(3,023)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(68,737)	(1,034,661)	(9,102,761)	(4,520,425)	(937,931)	(634,159)	(563,202)	112,460	(16,318)
Foreign currency transactions	1,515	—	—	475	—	(605)	941	1,527	(568)
Change in net unrealized appreciation/depreciation on:
Investments	(43,526,505)	(3,940,644)	3,235,911	144,206	(646,201)	(73,011)	(29,056)	18,352	(429,373)
Foreign currency translations	—	—	—	(57,041)	—	(73,591)	19	14,495	(61,252)
Net realized and unrealized gain (loss) on investments	(43,593,727)	(4,975,305)	(5,866,850)	(4,432,785)	(1,584,132)	(781,366)	(591,298)	146,834	(507,511)
Net increase (decrease) in net assets resulting from operations	$(37,155,509)	$(4,182,652)	$(5,671,415)	$(4,429,556)	$(674,650)	$(473,283)	$(588,126)	$151,617	$(510,534)

(1)The Fund was formerly named the SoFi Gig Economy ETF and changed its name effective as of the close of busines on August 9, 2022.

(2)The Fund commenced operations on August 8, 2022. The information presented is from August 8, 2022 to February 28, 2023.

(3)The Fund was formerly named the iClima Distributed Smart Energy ETF and changed its name effective as of the close of business on August 9, 2022. The Fund changed its fiscal year end from April 30 to February 28 effective as of the close of business on June 28, 2022. The information presented is from May 1, 2022 to February 28, 2023.

(4)The Fund commenced operations on July 20, 2021. The information presented is from July 20, 2021 to April 30, 2022.

SoFi Select 500 ETF

54	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2023	Year Ended February 28, 2022

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$6,438,218	$3,447,177
Net realized gain (loss)	(67,222)	14,207,304
Change in net unrealized appreciation/depreciation	(43,526,505)	4,065,106
Net increase (decrease) in net assets resulting from operations	(37,155,509)	21,719,587

Distributions to Shareholders:
Net distributions to shareholders	(5,974,658)	(3,055,645)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (1)	88,452,755	184,911,331
Total increase (decrease) in net assets	45,322,588	203,575,273

Net Assets:
Beginning of period/year	380,645,627	177,070,354
End of period/year	$425,968,215	$380,645,627

(1)Summary of share transactions is as follows:

	Year Ended February 28, 2023		Year Ended February 28, 2022
	Shares	Value	Shares	Value
Shares sold	8,700,000	$124,430,655	14,650,000	$232,831,871
Shares redeemed	(2,400,000)	(35,977,900)	(3,150,000)	(47,920,540)
Net increase (decrease)	6,300,000	$88,452,755	11,500,000	$184,911,331

SoFi Next 500 ETF

The accompanying notes are an integral part of these financial statements.	55

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2023	Year Ended February 28, 2022

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$792,653	$402,585
Net realized gain (loss)	(1,034,661)	3,277,805
Change in net unrealized appreciation/depreciation	(3,940,644)	(5,106,006)
Net increase (decrease) in net assets resulting from operations	(4,182,652)	(1,425,616)

Distributions to Shareholders:
Net distributions to shareholders	(731,180)	(372,090)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (1)	9,870,670	26,186,520
Total increase (decrease) in net assets	4,956,838	24,388,814

Net Assets:
Beginning of period/year	49,007,655	24,618,841
End of period/year	$53,964,493	$49,007,655

(1)Summary of share transactions is as follows:

	Year Ended February 28, 2023		Year Ended February 28, 2022
	Shares	Value	Shares	Value
Shares sold	1,650,000	$20,037,805	2,550,000	$35,932,690
Shares redeemed	(800,000)	(10,167,135)	(700,000)	(9,746,170)
Net increase (decrease)	850,000	$9,870,670	1,850,000	$26,186,520

SoFi Social 50 ETF

56	The accompanying notes are an integral part of these financial statements.

	Year Ended February 28, 2023	Year Ended February 28, 2022

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$195,435	$70,659
Net realized gain (loss)	(9,102,761)	4,822,235
Change in net unrealized appreciation/depreciation	3,235,911	(5,301,070)
Net increase (decrease) in net assets resulting from operations	(5,671,415)	(408,176)

Distributions to Shareholders:
Net distributions to shareholders	(142,199)	(66,015)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (1)	(1,035,785)	9,264,860
Total increase (decrease) in net assets	(6,849,399)	8,790,669

Net Assets:
Beginning of period/year	20,541,653	11,750,984
End of period/year	$13,692,254	$20,541,653

(1)Summary of share transactions is as follows:

	Year Ended February 28, 2023		Year Ended February 28, 2022
	Shares	Value	Shares	Value
Shares sold	—	$—	1,400,000	$49,544,660
Shares redeemed	(50,000)	(1,035,785)	(1,150,000)	(40,279,800)
Net increase (decrease)	(50,000)	$(1,035,785)	250,000	$9,264,860

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.	57

SoFi Be Your Own Boss ETF (1)

	Year Ended February 28, 2023	Year Ended February 28, 2022

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$3,229	$(105,750)
Net realized gain (loss)	(4,519,950)	2,938,316
Change in net unrealized appreciation/depreciation	87,165	(18,695,093)
Net increase (decrease) in net assets resulting from operations	(4,429,556)	(15,862,527)

Distributions to Shareholders:
Net distributions to shareholders	—	(600,000)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	(4,804,680)	(18,524,523)
Total increase (decrease) in net assets	(9,234,236)	(34,987,050)

Net Assets:
Beginning of period/year	16,845,303	51,832,353
End of period/year	$7,611,067	$16,845,303

(1)The Fund was formerly named the SoFi Gig Economy ETF and changed its name effective as of the close of busines on August 9, 2022.

(2)Summary of share transactions is as follows:

	Year Ended February 28, 2023		Year Ended February 28, 2022
	Shares	Value	Shares	Value
Shares sold	—	$—	600,000	$20,599,730
Shares redeemed	(250,000)	(4,804,680)	(1,100,000)	(39,125,835)
Variable fees	—	—	—	1,582
Net increase (decrease)	(250,000)	$(4,804,680)	(500,000)	$(18,524,523)

STATEMENTS OF CHANGES IN NET ASSETS

SoFi Weekly Income ETF

58	The accompanying notes are an integral part of these financial statements.

	Year Ended February 28, 2023	Year Ended February 28, 2022

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$909,482	$521,515
Net realized gain (loss)	(937,931)	303,202
Change in net unrealized appreciation/depreciation	(646,201)	(1,048,207)
Net increase (decrease) in net assets resulting from operations	(674,650)	(223,490)

Distributions to Shareholders:
Net dividends and distributions	(901,768)	(855,250)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (1)	(4,573,018)	2,896,337
Total increase (decrease) in net assets	(6,149,436)	1,817,597

Net Assets:
Beginning of period/year	22,585,239	20,767,642
End of period/year	$16,435,803	$22,585,239

(1)Summary of share transactions is as follows:

	Year Ended February 28, 2023		Year Ended February 28, 2022
	Shares	Value	Shares	Value
Shares sold	75,000	$7,294,305	175,000	$18,323,995
Shares redeemed	(125,000)	(11,868,795)	(150,000)	(15,481,845)
Variable fees	—	1,472	—	54,187
Net increase (decrease)	(50,000)	$(4,573,018)	25,000	$2,896,337

STATEMENTS OF CHANGES IN NET ASSETS

SoFi Weekly Dividend ETF

The accompanying notes are an integral part of these financial statements.	59

	Year Ended February 28, 2023	Period Ended February 28, 2022(1)

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$308,083	$110,602
Net realized gain (loss)	(634,764)	(22,411)
Change in net unrealized appreciation/depreciation	(146,602)	75,500
Net increase (decrease) in net assets resulting from operations	(473,283)	163,691

Distributions to Shareholders:
Distributable earnings	(299,722)	(112,697)
Return of capital	(3,054)	(4,803)
Net dividends and distributions	(302,776)	(117,500)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	—	9,949,269
Total increase (decrease) in net assets	(776,059)	9,995,460

Net Assets:
Beginning of year/period	9,995,460	—
End of period	$9,219,401	$9,995,460

(1)The Fund commenced operations on May 10, 2021. The information presented is from May 10, 2021 to February 28, 2022

(2)Summary of share transactions is as follows:

	Year Ended February 28, 2023		Period Ended February 28, 2022(1)
	Shares	Value	Shares	Value
Shares sold	—	$—	225,000	$11,157,765
Shares redeemed	—	—	(25,000)	(1,208,502)
Variable fees	—	—	—	6
Net increase (decrease)	—	$—	200,000	$9,949,269

STATEMENTS OF CHANGES IN NET ASSETS

SoFi Web 3 ETF

60	The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Period Ended February 28, 2023(1)

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$3,172
Net realized gain (loss)	(562,261)
Change in net unrealized appreciation/depreciation	(29,037)
Net increase (decrease) in net assets resulting from operations	(588,126)

Distributions to Shareholders:
Net dividends and distributions	(13,439)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	1,349,694
Total increase (decrease) in net assets	748,129

Net Assets:
Beginning of period	—
End of period	$748,129

(1)The Fund commenced operations on August 8, 2022. The information presented is from August 8, 2022 to February 28, 2023.

(2)Summary of share transactions is as follows:

	Period Ended February 28, 2023(1)
	Shares	Value
Shares sold	500,000	$7,580,760
Shares redeemed	(450,000)	(6,473,135)
Variable fees	—	242,069
Net increase (decrease)	50,000	$1,349,694

The accompanying notes are an integral part of these financial statements.	61

SoFi Smart Energy ETF(1)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended February 28, 2023(2)	Period Ended April 30, 2022(3)

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$4,783	$(3,023)
Net realized gain (loss)	113,987	(16,886)
Change in net unrealized appreciation/depreciation	32,847	(490,625)
Net increase (decrease) in net assets resulting from operations	151,617	(510,534)

Distributions to Shareholders:
Net dividends and distributions	—	—

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (4)	1,154,103	2,458,982
Total increase (decrease) in net assets	1,305,720	1,948,448

Net Assets:
Beginning of period	1,948,448	—
End of period	$3,254,168	$1,948,448

(1)The Fund was formerly named the iClima Distributed Smart Energy ETF and changed its name effective as of the close of business on August 9, 2022.

(2)The Fund changed its fiscal year end from April 30 to February 28 effective as of the close of business on June 28, 2022. The information presented is from May 1, 2022 to February 28, 2023.

(3)The Fund commenced operations on July 20, 2021. The information presented is from July 20, 2021 to April 30, 2022.

(4)Summary of share transactions is as follows:

	Period Ended February 28, 2023(2)		Period Ended April 30, 2022(3)
	Shares	Value	Shares	Value
Shares sold	150,000	$2,469,825	125,000	$2,458,982
Shares redeemed	(75,000)	(1,316,003)	—	—
Variable fees	—	281	—	—
Net increase (decrease)	75,000	$1,154,103	125,000	$2,458,982

SoFi Select 500 ETF

62	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2021		Period Ended February 29, 2020(1)
Net asset value, beginning of year/period	$15.73	$13.94	$10.38		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.24	0.19	0.18		0.17
Net realized and unrealized gain (loss) on investments	(1.79)	1.76	3.54		0.33
Total from investment operations	(1.55)	1.95	3.72		0.50

Less Distributions:
From net investment income	(0.21)	(0.16)	(0.16)		(0.12)
From net realized gain	—	—	(0.00	)(6)	—
Total distributions	(0.21)	(0.16)	(0.16)		(0.12)

Net asset value, end of year/period	$13.97	$15.73	$13.94		$10.38
Total return(4)	(9.78)%	13.89%	36.04%		4.95	%(3)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$426.0	$380.6	$177.1		$73.7
Portfolio turnover rate(7)	17%	9%	26%		22	%(3)
Ratio of expenses to average net assets
Before management fees waived	0.19%	0.19%	0.19%		0.19	%(5)
After management fees waived	0.00%	0.00%	0.00%		0.00	%(5)
Ratio of net investment income (loss) to average net assets
Before management fees waived	1.48%	0.96%	1.25%		1.60	%(5)
After management fees waived	1.67%	1.15%	1.44%		1.79	%(5)

(1)The Fund comenced operations on April 10, 2019. The information presented is from April 10, 2019 to February 29, 2020.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

(6)Does not round to $0.01 or $(0.01), as applicable.

(7)Excludes the impact of in-kind transactions.

SoFi Next 500 ETF

The accompanying notes are an integral part of these financial statements.	63

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2021		Period Ended February 29, 2020(1)
Net asset value, beginning of year/period	$13.25	$13.31	$9.62		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.19	0.15	0.16		0.13
Net realized and unrealized gain (loss) on investments	(1.41)	(0.08)	3.67		(0.40)
Total from investment operations	(1.22)	0.07	3.83		(0.27)

Less Distributions:
From net investment income	(0.17)	(0.13)	(0.14)		(0.11)
From net realized gain	—	—	(0.00	)(6)	—
Total distributions	(0.17)	(0.13)	(0.14)		(0.11)

Net asset value, end of year/period	$11.86	$13.25	$13.31		$9.62
Total return(4)	(9.06)%	0.45%	40.17%		(2.84	)%(3)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$54.0	$49.0	$24.6		$9.1
Portfolio turnover rate(7)	38%	27%	53%		55	%(3)
Ratio of expenses to average net assets
Before management fees waived	0.19%	0.19%	0.19%		0.19	%(5)
After management fees waived	0.00%	0.00%	0.00%		0.00	%(5)
Ratio of net investment income (loss) to average net assets
Before management fees waived	1.43%	0.85%	1.29%		1.29	%(5)
After management fees waived	1.62%	1.04%	1.48%		1.48	%(5)

(1)The Fund comenced operations on April 10, 2019. The information presented is from April 10, 2019 to February 29, 2020.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

(6)Does not round to $0.01 or $(0.01), as applicable.

(7)Excludes the impact of in-kind transactions.

SoFi Social 50 ETF

64	The accompanying notes are an integral part of these financial statements.

	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2021	Period Ended February 29, 2020(1)
Net asset value, beginning of year/period	$31.60	$29.38	$18.73	$20.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.31	0.11	0.12	0.15
Net realized and unrealized gain (loss) on investments	(8.86)	2.21	10.64	(1.27)
Total from investment operations	(8.55)	2.32	10.76	(1.12)

Less Distributions:
From net investment income	(0.23)	(0.10)	(0.11)	(0.15)
Total distributions	(0.23)	(0.10)	(0.11)	(0.15)

Net asset value, end of year/period	$22.82	$31.60	$29.38	$18.73
Total return(4)	(26.98)%	7.85%	57.67%	(5.67	)%(3)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$13.7	$20.5	$11.8	$2.8
Portfolio turnover rate(6)	96%	62%	414%	168	%(3)
Ratio of expenses to average net assets	0.29%	0.29%	0.29%	0.29	%(5)
Ratio of net investment income (loss) to average net assets	1.24%	0.31%	0.52%	0.92	%(5)

(1)The Fund comenced operations on May 7, 2019. The information presented is from May 7, 2019 to February 29, 2020.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

(6)Excludes the impact of in-kind transactions.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

SoFi Be Your Own Boss ETF

The accompanying notes are an integral part of these financial statements.	65

	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2021	Period Ended February 29, 2020(1)
Net asset value, beginning of year/period	$22.46	$41.47	$18.56	$20.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.01	(0.11)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	(7.25)	(18.10)	23.14	(1.39)
Total from investment operations	(7.24)	(18.21)	23.03	(1.44)

Less Distributions:
From net investment income	—	(0.80)	(0.12)	—
Total distributions	—	(0.80)	(0.12)	—

Net asset value, end of year/period	$15.22	$22.46	$41.47	$18.56
Total return(4)	(32.23)%	(44.32)%	124.22%	(7.22	)%(3)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$7.6	$16.8	$51.8	$7.4
Portfolio turnover rate(6)	38%	47%	68%	33	%(3)
Ratio of expenses to average net assets	0.59%	0.59%	0.59%	0.59	%(5)
Ratio of net investment income (loss) to average net assets	0.03%	(0.32)%	(0.36)%	(0.36	)%(5)

(1)The Fund comenced operations on May 7, 2019. The information presented is from May 7, 2019 to February 29, 2020.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

(6)Excludes the impact of in-kind transactions.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

SoFi Weekly Income ETF

66	The accompanying notes are an integral part of these financial statements.

	Year Ended February 28, 2023	Year Ended February 28, 2022	Period Ended February 28, 2021(1)
Net asset value, beginning of year/period	$100.38	$103.84	$100.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	3.84	2.56	1.16
Net realized and unrealized gain (loss) on investments	(6.14)	(1.98)	3.73
Total from investment operations	(2.30)	0.58	4.89

Less Distributions:
From net investment income	(4.16)	(4.04)	(1.05)
Total distributions	(4.16)	(4.04)	(1.05)

Net asset value, end of year/period	$93.92	$100.38	$103.84
Total return(4)	(2.24)%	0.48%	4.91	%(3)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$16.4	$22.6	$20.8
Portfolio turnover rate(6)	50%	49%	8	%(3)
Ratio of expenses to average net assets	0.59%	0.59%	0.59	%(5)
Ratio of net investment income (loss) to average net assets	4.03%	2.44%	2.73	%(5)

(1)The Fund commenced operations on October 1, 2020. The information presented is from October 1, 2020 to February 28, 2021.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

(6)Excludes the impact of in-kind transactions.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

SoFi Weekly Dividend ETF

The accompanying notes are an integral part of these financial statements.	67

	Year Ended February 28, 2023	Period Ended February 28, 2022(1)
Net asset value, beginning of year/period	$49.98	$50.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	1.54	0.78
Net realized and unrealized gain (loss) on investments	(3.91)	0.02
Total from investment operations	(2.37)	0.80

Less Distributions:
From net investment income	(1.50)	(0.79)
From return of capital	(0.01)	(0.03)
Total distributions	(1.51)	(0.82)

Net asset value, end of year/period	$46.10	$49.98
Total return(4)	(4.68)%	1.62	%(3)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$9.2	$10.0
Portfolio turnover rate	69%	68	%(3)
Ratio of expenses to average net assets	0.49%	0.49	%(5)
Ratio of net investment income (loss) to average net assets	3.32%	1.93	%(5)

(1)The Fund commenced operations on May 10, 2021. The information presented is from May 10, 2021 to February 28, 2022.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

SoFi Web 3 ETF

68	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

Period Ended February 28, 2023(1)
Net asset value, beginning of period	$20.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.04
Net realized and unrealized gain (loss) on investments	(4.81)
Total from investment operations	(4.77)

Less Distributions:
From net investment income	(0.27)
Total distributions	(0.27)

Net asset value, end of period	$14.96
Total return(3)(4)	(23.41)%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$0.7
Portfolio turnover rate(3)(6)	55%
Ratio of expenses to average net assets(5)	0.59%
Ratio of net investment income (loss) to average net assets(5)	0.46%

(1)The Fund commenced operations on August 8, 2022. The information presented is from August 8, 2022 to February 28, 2023.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

(6)Excludes the impact of in-kind transactions.

SoFi Smart Energy ETF

The accompanying notes are an integral part of these financial statements.	69

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Period Ended February 28, 2023(1)		Period Ended April 30, 2022(2)
Net asset value, beginning of period	$15.59		$20.00

Income (Loss) from Investment Operations:
Net investment income (loss)(3)	0.03		(0.03)
Net realized and unrealized gain (loss) on investments	0.65		(4.38)
Total from investment operations	0.68		(4.41)

Less Distributions:
From net investment income	—		—
Total distributions	—		—

Net asset value, end of period	$16.27		$15.59
Total return(4)(5)	4.38%		(22.06)%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$3.3		$1.9
Portfolio turnover rate(4)(8)	26%		41%
Ratio of expenses to average net assets(6)	0.60	%(7)	0.65%
Ratio of net investment income (loss) to average net assets(6)	0.22%		(0.19)%

(1)The Fund changed its fiscal year end from April 30 to February 28 effective as of the close of business on June 28, 2022. The information presented is from May 1, 2022 to February 28, 2023.

(2)The Fund commenced operations on July 20, 2021. The information presented is from July 20, 2021 to April 30, 2022.

(3)Calculated using average shares outstanding method.

(4)Not annualized.

(5)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(6)Annualized.

(7)Effective August 9, 2022, the unitary management fee was reduced from 0.65% to 0.59%.

(8)Excludes the impact of in-kind transactions.

70

NOTES TO FINANCIAL STATEMENTS February 28, 2023

NOTE 1 – ORGANIZATION

The SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi Social 50 ETF, SoFi Be Your Own Boss ETF and SoFi Web 3 ETF are diversified series of shares and the SoFi Weekly Income ETF, SoFi Weekly Dividend ETF and SoFi Smart Energy ETF, are non-diversified series of shares (each a “Fund”, and collectively the “Funds”) of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Toroso Invesments, LLC (“Toroso” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Funds. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The SoFi Select 500 ETF and SoFi Next 500 ETF commenced operations on April 10, 2019, the SoFi Social 50 ETF and SoFi Be Your Own Boss ETF commenced operations on May 7, 2019, the SoFi Weekly Income ETF commenced operations on October 1, 2020, the SoFi Weekly Dividend ETF commenced operations on May 10, 2021, the SoFi Smart Energy ETF commenced operations on July 20, 2021 and the SoFi Web 3 ETF commenced operations on August 8, 2022. Prior to August 9, 2022, the SoFi Be Your Own Boss ETF was formerly named the SoFi Gig Economy ETF and used the ticker GIGE. Prior to August 9, 2022, the SoFi Smart Energy ETF was formerly named the iClima Distributed Smart Energy ETF and used the ticker SHFT. Prior to February 14, 2022, the SoFi Smart Energy ETF (formerly, the iClima Distributed Smart Energy ETF) was formerly named the iClima Distributed Renewable Energy Transition Leaders ETF.

The investment objective of the SoFi Select 500 ETF is to seek to track the performance, before fees and expenses, of the Solactive SoFi US 500 Growth Index. The investment objective of the SoFi Next 500 ETF is to seek to track the performance, before fees and expenses, of the Solactive SoFi US Next 500 Growth Index. The investment objective of the SoFi Social 50 ETF is to seek to track the performance, before fees and expenses, of the SoFi Social 50 Index. The investment objective of the SoFi Be Your Own Boss ETF is to seek long-term capital appreciation. The investment objective of the SoFi Weekly Income ETF is to seek to provide current income. The investment objective of the SoFi Weekly Dividend ETF is to seek to track the performance, before fees and expenses, of the SoFi Sustainable Dividend Index. The investment objective of the SoFi Web 3 ETF is to seek to track the performance, before fees and expenses, of the Solactive Web 3.0 Index. The investment objective of the SoFi Smart Energy ETF is to seek to track the performance, before fees and expenses, of the iClima Distributed Renewable Energy Index (together with the Solactive SoFi US 500 Growth Index, the Solactive SoFi US Next 500 Growth Index, the SoFi Social 50 Index, the Solactive Web 3.0 Index and the iClima Distributed Renewable Energy Index, the “Indexes”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

71

Effective September 8, 2022, for securities for which quotations are not readily available, under Rule 2a-5 of the 1940 Act, a fair value will be determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a funds may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments as of February 28, 2023:

SoFi Select 500 ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3		Total
Common Stocks(1)	$—	$423,842,216	$—	$—		$423,842,216
Contingent Value Rights	—	—	—	0	(3)	—
Short-Term Investments	—	1,403,454	—	—		1,403,454
Investments Purchased With Collateral From Securities Lending(2)	36,648,699	—	—	—		36,648,699
Total Investments in Securities	$36,648,699	$425,245,670	$—	$—		$461,894,369

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

72

Contingent Value Rights(3)
Balance as of February 28, 2022	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Purchases	—
Sales	—
Transfer into and/or out of Level 3	—
Balance as of February 28, 2023	$0

Change in unrealized appreciation/depreciation during the period for Level 3 investments held at February 28, 2023:	$—

SoFi Next 500 ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$—	$53,713,980	$—	$—	$53,713,980
Preferred Stocks(1)	—	23,212	—	—	23,212
Short-Term Investments	—	221,021	—	—	221,021
Investments Purchased With Collateral From Securities Lending(2)	17,678,544	—	—	—	17,678,544
Total Investments in Securities	$17,678,544	$53,958,213	$—	$—	$71,636,757

SoFi Social 50 ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$—	$13,629,920	$—	$—	$13,629,920
Short-Term Investments	—	5,795	—	—	5,795
Investments Purchased With Collateral From Securities Lending(2)	3,766,120	—	—	—	3,766,120
Total Investments in Securities	$3,766,120	$13,635,715	$—	$—	$17,401,835

SoFi Be Your Own Boss ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3		Total
Common Stocks(1)	$—	$7,595,774	$—	$0	(4)	$7,595,774
Short-Term Investments	—	16,905	—	—		16,905
Investments Purchased With Collateral From Securities Lending(2)	2,512,482	—	—	—		2,512,482
Total Investments in Securities	$2,512,482	$7,612,679	$—	$0		$10,125,161

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

73

Common Stocks(4)
Balance as of February 28, 2022	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	(70,650)
Purchases	—
Sales	—
Transfer into and/or out of Level 3	70,650
Balance as of February 28, 2023	$0

Change in unrealized appreciation/depreciation during the period for Level 3 investments held at February 28, 2023:	$(70,650)

SoFi Weekly Income ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$—	$593,464	$—	$593,464
Corporate Bonds(1)	—	—	14,877,902	—	14,877,902
Mortgage Backed Securities	—	—	222,025	—	222,025
Municipal Bonds	—	—	63,186	—	63,186
Preferred Stocks(1)	—	205,560	—	—	205,560
Short-Term Investments	—	165,764	—	—	165,764
Investments Purchased With Collateral From Securities Lending(2)	757,291	—	—	—	757,291
Total Investments in Securities	$757,291	$371,324	$15,756,577	$—	$16,885,192

SoFi Weekly Dividend ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$—	$9,119,449	$—	$—	$9,119,449
Preferred Stocks(1)	—	39,497	—	—	39,497
Rights	—	—	265	—	265
Short-Term Investments	—	39,463	—	—	39,463
Investments Purchased With Collateral From Securities Lending(2)	1,124,041	—	—	—	1,124,041
Total Investments in Securities	$1,124,041	$9,198,409	$265	$—	$10,322,715

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

74

SoFi Web 3 ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$—	$744,029	$—	$—	$744,029
Short-Term Investments	—	1,712	—	—	1,712
Investments Purchased With Collateral From Securities Lending(2)	228,129	—	—	—	228,129
Total Investments in Securities	$228,129	$745,741	$—	$—	$973,870

SoFi Smart Energy ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$—	$3,249,188	$—	$—	$3,249,188
Short-Term Investments	—	3,143	—	—	3,143
Investments Purchased With Collateral From Securities Lending(2)	494,622	—	—	—	494,622
Total Investments in Securities	$494,622	$3,252,331	$—	$—	$3,746,953

(1) See Schedule of Investment for the industry breakout.

(2) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

(3)The Level 3 securities (Contingent Value Rights) were fair valued at $0 due to a lack of market activity.

(4)The Level 3 securities (Common Stocks) were fair valued at $0 due to a halt in trading of Russian securities as a result of the ongoing Ukrainian/Russian conflict and the Russian markets being currently uninvestible.

B.Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of February 28, 2023, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

75

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

E.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi Social 50 ETF, SoFi Be Your Own Boss ETF, and SoFi Web 3 ETF are declared and paid at least semi-annually, for the SoFi Weekly Income ETF and SoFi Weekly Dividend ETF are declared and paid at least weekly, and for the SoFi Smart Energy ETF are declared and paid at least annually. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

H.Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of each Fund’s net assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by each Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

J.Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact, if any, of these amendments on the financial statements.

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

76

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

K.Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to adjustments for redemptions in-kind. For the year ended February 28, 2023, the following adjustments were made:

Name of Fund	Paid-In Capital	Total Distributable (Accumulated) Earnings (Losses)
SoFi Select 500 ETF	$16,000,307	$(16,000,307)
SoFi Next 500 ETF	3,328,807	(3,328,807)
SoFi Social 50 ETF	(220,817)	220,817
SoFi Be Your Own Boss ETF	(2,379,542)	2,379,542
SoFi Weekly Income ETF	(394,062)	394,062
SoFi Weekly Dividend ETF	(56)	56
SoFi Web 3 ETF	(456,150)	456,150
SoFi Smart Energy ETF	368,371	(368,371)

During the year ended February 28, 2023, the SoFi Select 500 ETF, SoFi Next 500 ETF, and SoFi Smart Energy ETF realized $16,000,307, $3,328,807, and $368,371, respectively, in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from undistributed gains to paid-in capital.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.Agency Debt Risk (SoFi Weekly Income ETF Only). Bonds or debentures issued by U.S. government agencies, government-sponsored entities, or government corporations, including, among others, Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the bond or debenture and are not guaranteed by the U.S. Department of the Treasury (“U.S. Treasury”) or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government. By contrast, Government National Mortgage Association securities are generally backed by the full faith and credit of the U.S. government.

B.Asset Backed Securities (“ABS”) Risk (SoFi Weekly Income ETF Only). The value of ABS may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

C.Associated Risk of Investing in Distributed Smart Energy Companies (SoFi Smart Energy ETF Only). Distributed Smart Energy Companies (as defined in the Fund’s prospectus) typically face intense competition, potentially short product lifecycles and potentially rapid product obsolescence (e.g., when a better, higher utility solution becomes available) due to anticipated and frequent technological improvements. These companies may be significantly affected by fluctuations in energy prices and in the supply and demand of renewable energy, tax incentives, subsidies and other governmental regulations and policies. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Distributed Smart Energy Companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources (such as lithium, copper and cobalt), technological developments and labor relations. A decline in the price of conventional energy such as oil and natural gas could have a materially adverse impact on Distributed Smart Energy Companies. Renewable energy resources may be highly dependent upon on government policies that support renewable generation and enhance the economic viability of owning renewable electric generation assets. Investors should additionally take notice of the distinction between implemented government policy based on legislation and less guaranteed commitments which may be aspirational, subject to political risk, and difficult to enforce. Additionally, adverse environmental conditions may cause fluctuations in renewable electric generation and adversely affect the cash flows associated with Distributed Smart Energy Companies.

77

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

D.Bank Loans Risk (SoFi Weekly Income ETF Only). Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans generally are subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days, which means that, in certain cases, it could take the Fund a significant amount of time to get its money after selling an investment. Bank loans may be structured such that they are not “securities” under federal securities laws and therefore not subject to federal securities laws protections against fraud and misrepresentation. As such, there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans in which the Fund invests.

E.Big Data & AI Risk (SoFi Web 3 ETF Only). Companies that develop or support the development of Big Data (as defined in the Fund’s prospectus) analytics systems and AI (artificial intelligence) systems may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Big Data and AI companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Big Data and AI companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Big Data and AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. In addition, Big Data and AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Big Data and AI companies face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories. The customers and/or suppliers of Big Data and AI companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Big Data and AI companies.

F.Blockchain Technology Risk (SoFi Web 3 ETF Only). Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. The risks associated with blockchain technology may not emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Therefore, the values of the companies included in the Fund’s portfolio, if any, may not be a reflection of their connection to blockchain technology, but may be based on other business operations. Currently, blockchain technology is primarily used for the recording of transactions in digital currency, which are extremely speculative, unregulated and volatile. Problems in digital currency markets could have a wider effect on companies associated with blockchain technology. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit to the companies included in the Fund’s portfolio, if any. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Finally, because digital assets registered in a blockchain do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of fraud or manipulation.

G.Call Risk (SoFi Weekly Income ETF Only). During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

78

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

H.Collateralized Mortgage-Backed Securities(“CMBS”) Risk (SoFi Weekly Income ETF Only). The Fund’s investments in CMBS are subject to the risk that if there is a shortfall in loan payments from borrowers or if an underlying property is sold via foreclosure and does not generate sufficient proceeds to meet scheduled payments on all bond classes, investments in the most subordinate outstanding bond class will incur a principal loss first, with any further losses impacting more senior classes in reverse order of payment priority. CMBS are historically more volatile than RMBS. Such securities are subject to credit, interest rate, prepayment, and extension risks.

I.Collateralized Mortgage Obligations (“CMOs”) Risk (SoFi Weekly Income ETF Only). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities including credit, interest rate, prepayment, and extension risks. In the event of a bankruptcy or other default of a broker who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses. In addition, classes of CMOs may also include interest only (“IOs”) and principal only (“POs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

J.Concentration Risk (SoFi Next 500 ETF, SoFi Select 500 ETF, SoFi Social 50 ETF, SoFi Weekly Dividend ETF, SoFi Web 3 ETF and SoFi Smart Energy ETF Only). Each Fund’s investments will be concentrated in an industry or group of industries to the extent the applicable Index is so concentrated. In such event, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

K.Convertible Securities Risk (SoFi Weekly Income ETF Only). Convertible securities rank senior to the issuer’s common stock, but may be subordinate to senior debt obligations. In part, the total return for a convertible security may depend upon the performance of the underlying stock into which it can be converted. Synthetic convertibles may respond differently to market fluctuations than traditional convertible securities. They are also subject to counterparty risk.

L.Credit Risk (SoFi Weekly Income ETF Only). Issuers and/or counterparties may fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.

M.Currency Exchange Rate Risk (SoFi Be Your Own Boss ETF Only). Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.

N.Dividend Risk (SoFi Weekly Income ETF and SoFi Weekly Dividend ETF Only). Dividend payments may fluctuate widely in amounts. There is no guarantee that issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time. An issuer of a security may be unwilling or unable to pay income on a security. Dividends are paid only when declared by an issuer’s board of directors, and the amount of any dividend may vary over time. The Fund’s NAV may fluctuate based on the timing of the receipt and payment of dividends.

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NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

O.Emerging Markets Risk (SoFi Be Your Own Boss ETF, SoFi Weekly Income ETF, SoFi Smart Energy ETF and SoFi Web 3 ETF Only). Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political, and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights, (vii) restrictions on the transfer of securities or currency, and (viii) settlement and trading practices that differ from those in U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell, or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

P.Equity Market Risk (SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi Social 50 ETF, SoFi Be Your Own Boss ETF, SoFi Weekly Dividend ETF, SoFi Web 3 ETF and SoFi Smart Energy ETF Only). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

Q.Event Risk (SoFi Weekly Income ETF Only). Corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

R.Exchange Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Funds (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/ or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Cash Redemption Risk (SoFi Weekly Income ETF Only). The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for shares based on trading volume and market liquidity and is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Funds, asset swings in the Funds and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

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NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares will approximate a Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of shares during the trading day, like the price of any exchange-traded security, includes a “bid-ask” spread charged by the exchange specialist, market makers, or other participants that trade the shares. In times of severe market disruption, the bid-ask spread can increase significantly. At those times, shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Because securities held by the SoFi Be Your Own Boss ETF may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

•Trading. Although shares are listed on a national securities exchange, such as NYSE Arca, Inc. and The NASDAQ Stock Market, LLC (the “Exchanges”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Exchanges, make trading in shares inadvisable. In addition, trading in shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchanges when a decline in the S&P 500 during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchanges may halt trading in shares when extraordinary volatility causes sudden, significant swings in the market price of shares. There can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

S.Extension Risk (SoFi Weekly Income ETF Only). When interest rates rise, certain obligations will be repaid by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

T.Fixed Income Risk (SoFi Weekly Income ETF Only). The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

U.Floating and Variable Rate Securities Risk (SoFi Weekly Income ETF Only). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Fund relies heavily on the analytical ability of the Sub-Adviser (defined below). Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

V.Foreign Securities Risks (SoFi Be Your Own Boss ETF, SoFi Weekly Income ETF, SoFi Weekly Dividend ETF, SoFi Web 3 ETF, and SoFi Smart Energy ETF Only). Certain foreign countries may impose exchange control regulations, restrictions on repatriation of profit on investments or of capital invested, local taxes on investments, and restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or

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otherwise. In addition, the Funds will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights, and the potential inability to enforce legal judgments, all of which could cause the Funds to lose money on its investments in non-U.S. securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when shares are not priced, NAV may change at times when shares cannot be sold.

Foreign banks and securities depositories at which the Funds hold their foreign securities and cash may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. Additionally, many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of each Fund’s investments.

W.High-Yield Securities Risk (SoFi Weekly Income ETF Only). Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Lower grade instruments, though higher yielding, are characterized by higher risk. The retail secondary market for lower grade instruments, which are often thinly traded or subject to irregular trading, may be less liquid than that for higher rated instruments. Such instruments can be more difficult to sell and to value than higher rated instruments because there is generally less public information available about such securities. As a result, subjective judgment may play a greater role in valuing such instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Fund, both in the short-term and the long-term.

X.Interest Rate Risk (SoFi Weekly Income ETF Only). The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

Y.Market Capitalization Risk.

•Large-Capitalization Investing (SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi Social 50 ETF, SoFi Be Your Own Boss ETF, SoFi Weekly Dividend ETF, SoFi Smart Energy ETF and SoFi Web 3 ETF Only). The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing (SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi Social 50 ETF, SoFi Be Your Own Boss ETF, SoFi Weekly Dividend ETF, SoFi Smart Energy ETF and SoFi Web 3 ETF Only). The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing (SoFi Be Your Own Boss ETF, SoFi Smart Energy ETF and SoFi Web 3 ETF Only). The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

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companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

•Micro-Capitalization Investing (SoFi Web 3 ETF Only). Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Z.Metaverse Risk (SoFi Web 3 ETF Only). Metaverse companies provide internet navigation services and reference guide information and publish, provide or present proprietary advertising and/or third-party content. In addition, they often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This industry is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet has increased dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices, could adversely affect operating results. Concerns regarding a company’s products, services or processes that may compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results. Many internet-related companies have declared bankruptcy, gone out of business and incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Metaverse companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of a Metaverse company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of a Metaverse or other new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by a Metaverse company to modify or adapt its services or infrastructure, which could have a material adverse effect on the company’s business.

AA.Mortgage-Backed Securities Risk (SoFi Weekly Income ETF Only). Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as Ginnie Mae and government-related organizations such as Fannie Mae and Freddie Mac. Although these mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund will receive scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, MBS do not provide an effective means of locking in long-term interest rates for the investor. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS.

The mortgage market in the United States has experienced and may in the future experience difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) may increase and real-estate values may decline due to such difficulties, which may exacerbate such delinquencies and losses. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements may cause limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and the Fund. MBS, like traditional fixed-income securities, are subject to credit, interest rate, prepayment, and extension risks.

BB.Municipal Securities Risk (SoFi Weekly Income ETF Only). Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from the project or the assets.

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

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NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

CC.NFT & Tokenization Industry Risk (SoFi Web 3 ETF Only). The NFT (non-fungible tokens) and tokenization industries are rapidly evolving and intensely competitive, and are subject to changing technologies, shifting user needs, and frequent introductions of new products and services. If the NFT marketplace fails to continue to grow, firms that support NFT marketplaces may lose money or go out of business. In addition, the value of NFTs and other digital assets are extremely volatile and are subject to significant risks.

Blockchain (distributed ledgers) is used to record transfers of ownership of NFTs and other digital assets. NFTs are “held” in digital wallets and are solely represented by ledger balances and secured by cryptographic key pairs, a public key and a private key (via a password). A private key is needed to sell or transfer an NFT. As a result, NFTs can be lost permanently if an owner loses the private key to its digital wallet. In addition, NFTs may be vulnerable to cyber theft or technology failures. For example, if an NFT company is hacked and any one or more of its private keys (or passwords) are stolen, the thief could transfer the digital assets to its own account and/or sell them. Further, if such a breach were to occur companies cannot guarantee that it could be detected in time to prevent the unauthorized sale/transfer/use of the affected digital assets. The blockchain on which ownership of NFTs is recorded may be the target of malicious cyberattacks or may contain exploitable flaws in its underlying code, which may result in security breaches or the loss, decline in value, or theft of underlying digital assets. There is currently no insurance available for NFTs. As a result, NFT firms are largely self-insured for NFT losses. An NFT company that suffers a large loss may be subject to significant financial stress.

NFTs and other digital assets are a new and relatively untested asset class. There is considerable uncertainty about their long-term viability. In addition, the success of digital assets will depend on whether blockchain and other new technologies related to digital assets turn out to be useful and economically viable. The value of NFTs relies in part on the development, general acceptance and adoption and usage of blockchain assets, rather than solely on the value of the underlying item itself (for example, artwork). There can be no assurance that the market for NFTs will be sustained, which may materially adversely affect the value of NFT companies and the Fund’s investments.

DD.Non-Diversification Risk (SoFi Weekly Income ETF, SoFi Weekly Dividend ETF, and SoFi Smart Energy ETF Only). A non-diversified Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase a Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on a Fund’s performance.

EE.Privately Placed Securities Risk (SoFi Weekly Income ETF Only). Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

FF.REIT Investment Risk (SoFi Select 500 ETF, SoFi Next 500 ETF, and SoFi Social 50 ETF Only). Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent a Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.

In addition to these risks, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or to maintain their exemptions from registration under the 1940 Act. The Funds expect that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income, but may be taxable as return of capital. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

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NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

GG.TBA Securities and Rolls Risk (SoFi Weekly Income ETF Only). TBA transactions are subject to increased credit risk and increased overall investment exposure. TBA rolls involve the risk that the Fund’s counterparty will be unable to deliver the MBS underlying the TBA roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. TBA roll transactions may have the effect of creating leverage in the Fund’s portfolio.

HH.TIPS Risk (SoFi Weekly Income ETF Only). Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the Consumer Price Index (“CPI”) will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk and interest rate risk.

II.U.S. Government Obligations Risk (SoFi Weekly Income ETF Only). Obligations of U.S. government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Toroso Investments, LLC serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration of the Funds. For the SoFi Weekly Income ETF, the Adviser provides oversight of the Sub-Adviser (defined below), monitoring of the Sub-Adviser’s buying and selling of securities for the Fund, and review of the Sub-Adviser’s performance.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund as follows:

Fund	Management Fee	Management Fee After Waiver
SoFi Select 500 ETF	0.19%	0.00%
SoFi Next 500 ETF	0.19%	0.00%
SoFi Social 50 ETF	0.29%	0.29%
SoFi Be Your Own Boss ETF	0.59%	0.59%
SoFi Weekly Income ETF	0.59%	0.59%
SoFi Weekly Dividend ETF	0.49%	0.49%
SoFi Web 3 ETF	0.59%	0.59%
SoFi Smart Energy ETF	0.59%(1)	0.59%

(1)Effective August 9, 2022, the Management Fee was reduced from 0.65% to 0.59%.

The Adviser has contractually agreed to waive its full Management Fee for the SoFi Select 500 ETF and SoFi Next 500 ETF until at least June 30, 2023 (the “Fee Waiver Agreement”). The Fee Waiver Agreement may be terminated only by, or with the consent of, the Board. Any waived Management Fees are not able to be recouped by the Adviser under the Fee Waiver Agreement. There is currently no Fee Waiver Agreement in effect for the SoFi Social 50 ETF, SoFi Be Your Own Boss ETF, SoFi Weekly Income ETF, SoFi Weekly Dividend ETF, SoFi Web 3 ETF, or SoFi Smart Energy ETF. Management Fees for the period ended February 28, 2023 are disclosed in the Statements of Operations.

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for interest charges

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on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”), and the Management Fee payable to the Adviser. The Management Fees incurred are paid monthly to the Adviser. The Adviser has entered into an agreement with Social Finance, Inc. (“SoFi”), under which SoFi assumes the obligation of the Adviser to pay all expenses of the Funds, except Excluded Expenses (such expenses of the Fund, except Excluded Expenses, the “Unitary Expenses”). For assuming the payment obligation, the Adviser has agreed to pay SoFi the profits, if any, generated by each Fund’s unitary Management Fee. Although SoFi has agreed to be responsible for the Unitary Expenses, the Adviser retains the ultimate obligation to the Funds to pay such expenses. SoFi also provides marketing support for the Funds, including hosting the Funds’ website and preparing marketing materials related to the Funds.

Income Research + Management (“IR+M”) (the “Sub-Adviser”) serves as a sub-adviser to the SoFi Weekly Income ETF pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for day-to-day management of the SoFi Weekly Income ETF’s portfolio, including determining the securities purchased and sold by the Fund and the execution of the Fund’s portfolio investments. The Sub-Adviser is responsible for trading portfolio securities for the SoFi Weekly Income ETF, including selecting broker-dealers to execute purchase and sale transactions subject to the supervision of the Adviser and the Board.

Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee for the services and facilities the Sub-Adviser provides (the “Sub-Advisory Fee”) based on the average daily net assets of the Fund as follows:

Fund	IR+M Sub-Advisory Fee
SoFi Weekly Income ETF	0.35% on first $20 million
0.30% on next $80 million
0.20% on next $200 million
0.15% on next $300 million
0.10% on next $400 million
0.075% on amounts over $1 billion

The Sub-Advisory Fees incurred are paid monthly to the Sub-Adviser by the Adviser.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian. The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Funds.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser and Fund Services. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Funds.

NOTE 5 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least the market value of the securities loaned by the Funds. The Funds receive compensation in the form of fees and earned interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

86

including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of February 28, 2023, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

Fund	Market Value of Securities on Loan	Payable on Collateral Received	Percentage of Net Assets of Securities on Loan
SoFi Select 500 ETF	$35,849,106	$36,648,699	8.4%
SoFi Next 500 ETF	17,223,719	17,678,544	31.9%
SoFi Social 50 ETF	3,668,093	3,766,120	26.8%
SoFi Be Your Own Boss ETF	2,501,204	2,512,482	32.9%
SoFi Weekly Income ETF	741,433	757,291	4.5%
SoFi Weekly Dividend ETF	1,093,224	1,124,041	11.9%
SoFi Web 3 ETF	223,352	228,129	29.9%
SoFi Smart Energy ETF	484,687	494,622	14.9%

The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC, of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

During the period ended February 28, 2023, the Funds each loaned securities that were collateralized by cash. The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations.

The Funds are not subject to a master netting agreement with respect to each Fund’s participation in securities lending; therefore, no additional disclosures regarding netting arrangements are required.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended February 28, 2023, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were as follows:

Fund	Purchases	Sales
SoFi Select 500 ETF	$71,145,903	$64,664,849
SoFi Next 500 ETF	19,424,211	18,467,032
SoFi Social 50 ETF	15,226,678	15,216,623
SoFi Be Your Own Boss ETF	3,670,159	3,599,328
SoFi Weekly Income ETF	11,427,000	10,657,539
SoFi Weekly Dividend ETF	6,384,622	6,396,371
SoFi Web 3 ETF	1,156,279	858,787
SoFi Smart Energy ETF	709,914	728,962

For the period ended February 28, 2023, there were no purchases or sales of long-term U.S. government securities.

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

87

For the period ended February 28, 2023, in-kind transactions associated with creations and redemptions for the Funds were as follows:

Fund	In-Kind Purchases	In-Kind Sales
SoFi Select 500 ETF	$117,027,817	$35,271,363
SoFi Next 500 ETF	19,337,342	10,077,060
SoFi Social 50 ETF	—	1,032,672
SoFi Be Your Own Boss ETF	—	4,770,042
SoFi Weekly Income ETF	5,859,468	11,082,779
SoFi Weekly Dividend ETF	—	—
SoFi Web 3 ETF	7,202,640	6,168,034
SoFi Smart Energy ETF	2,443,041	1,264,443

NOTE 7 – INCOME TAXES AND DISTRIBUTONS TO SHAREHOLDERS

The tax character of distributions paid during the year/period ended February 28, 2023 and year/period ended February 28, 2022, was as follows:

	Ordinary Income
	February 28, 2023	February 28, 2022
SoFi Select 500 ETF	$5,974,658	$3,055,645
SoFi Next 500 ETF	731,180	372,090
SoFi Social 50 ETF	142,199	66,015
SoFi Be Your Own Boss ETF	—	600,000
SoFi Weekly Income ETF	901,768	837,558
SoFi Weekly Dividend ETF	299,722	112,697
SoFi Web 3 ETF	13,439	—
SoFi Smart Energy ETF	—	—

	Long-Term Capital Gains
	February 28, 2023	February 28, 2022
SoFi Weekly Income ETF	$—	$17,692

	Return of Capital
	February 28, 2023	February 28, 2022
SoFi Weekly Dividend ETF	$3,054	$4,803

As of the most recent fiscal year/period ended February 28, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

	SoFi Select 500 ETF	SoFi Next 500 ETF	SoFi Social 50 ETF	SoFi Be Your Own Boss ETF	SoFi Weekly Income ETF	SoFi Weekly Dividend ETF	SoFi Web 3 ETF	SoFi Smart Energy ETF(2)
Cost of investments(1)	$478,102,748	$76,612,345	$23,647,580	$21,582,271	$17,924,176	$10,434,890	$1,064,548	$4,372,841
Gross tax unrealized appreciation	28,103,022	4,843,619	698,572	56,560	142,210	460,621	64,556	131,617
Gross tax unrealized depreciation	(44,311,401)	(9,819,207)	(6,944,317)	(11,513,684)	(1,181,194)	(573,705)	(155,234)	(757,508)
Net tax unrealized appreciation (depreciation)	(16,208,379)	(4,975,588)	(6,245,745)	(11,457,124)	(1,038,984)	(113,084)	(90,678)	(625,892)
Undistributed ordinary income (loss)	1,222,661	124,574	80,837	3,635	8,784	—	—	3,121
Undistributed long-term capital gain (loss)	—	—	—	—	—	—	—	—
Total distributable earnings	1,222,661	124,574	80,837	3,635	8,784	—	—	3,121
Other accumulated gain (loss)	(12,038,776)	(3,926,529)	(7,647,546)	(3,794,467)	(544,175)	(715,815)	(54,737)	(101,802)
Total accumulated gain (loss)	$(27,024,494)	$(8,777,543)	$(13,812,454)	$(15,247,956)	$(1,574,375)	$(828,899)	$(145,415)	$(724,573)

(1)The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales.

(2)The Fund changed its fiscal year end from April 30 to February 28 effective as of the close of business on June 28, 2022. The information presented is from May 1, 2022 to February 28, 2023.

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

88

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year. As of February 28, 2023, the Funds had no late year losses and the SoFi Web 3 ETF had post-October losses of $54,737. As of February 28, 2023, the following Funds had short-term and long-term capital loss carryovers, both of which do not expire:

Short-Term Capital Loss Carryover

SoFi Select 500 ETF	10,077,940
SoFi Next 500 ETF	3,104,573
SoFi Social 50 ETF	5,254,091
SoFi Be Your Own Boss ETF	686,603
SoFi Weekly Income ETF	190,965
SoFi Weekly Dividend ETF	503,413
SoFi Smart Energy ETF	67,921

Long-Term Capital Loss Carryover

SoFi Select 500 ETF	1,960,836
SoFi Next 500 ETF	821,956
SoFi Social 50 ETF	2,393,455
SoFi Be Your Own Boss ETF	3,107,864
SoFi Weekly Income ETF	353,210
SoFi Weekly Dividend ETF	212,402
SoFi Smart Energy ETF	33,881

NOTE 8 – CREDIT FACILITY

U.S. Bank N.A. has made available to the following Funds a credit facility pursuant to Loan Agreements for temporary or extraordinary purposes. Credit facility details for the period ended February 28, 2023, are as follows:

SoFi Be Your Own Boss ETF
Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of February 28, 2023	—
Average interest rate, when in use	—

SoFi Weekly Income ETF
Maximum available credit	$2,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of February 28, 2023	—
Average interest rate, when in use	—

SoFi Weekly Dividend ETF
Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of February 28, 2023	—
Average interest rate, when in use	—

Interest expense incurred for the period ended February 28, 2023 is disclosed in the Statements of Operations, if applicable.

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

89

The credit facility for the SoFi Be Your Own Boss ETF and the SoFi Weekly Dividend ETF is an uncommitted, senior secured 364- day umbrella line of credit used for the benefit of certain funds within the Trust. The credit facility for the SoFi Weekly Income ETF is an uncommitted, senior secured 364-day line of credit used for the benefit of the Fund.

NOTE 9 – SHARE TRANSACTIONS

Shares of the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi Social 50 ETF, SoFi Weekly Income ETF, SoFi Weekly Dividend ETF and SoFi Smart Energy are listed and traded on NYSE Arca, Inc. and shares of the SoFi Be Your Own Boss ETF and SoFi Web 3 ETF are listed and traded on The NASDAQ Stock Market, LLC. Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi Web 3 ETF and SoFi Smart Energy is $500, for the SoFi Social 50 ETF, SoFi Be Your Own Boss ETF, and SoFi Weekly Income ETF is $300, and for the SoFi Weekly Dividend ETF is $1,500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units for Funds of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTE 10 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the corona virus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS February 28, 2023 (Continued)

90

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of SoFi ETFs and
The Board of Trustees of Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi Social 50 ETF, SoFi Be Your Own Boss ETF (formerly, SoFi Gig Economy ETF), SoFi Weekly Income ETF, SoFi Weekly Dividend ETF, SoFi Web 3 ETF and SoFi Smart Energy ETF (formerly, iClima Distributed Smart Energy ETF) (the “Funds”), each a series of Tidal ETF Trust (the “Trust”), including the schedules of investments, as of February 28, 2023, the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2023, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Constituting Tidal ETF Trust	Statement Of Operations	Statements Of Changes In Net Assets	Financial Highlights
SoFi Select 500 ETF and SoFi Next 500 ETF	For the year ended February 28, 2023	For the two years ended February 28, 2023	For the three years ended February 28, 2023 and for the period April 10, 2019 (commencement of operations) to February 29, 2020
SoFi Social 50 ETF and SoFi Be Your Own Boss ETF (formerly, SoFi Gig Economy ETF)	For the year ended February 28, 2023	For the two years ended February 28, 2023	For the three years ended February 28, 2023 and for the period May 7, 2019 (commencement of operations) to February 29, 2020
SoFi Weekly Income ETF	For the year ended February 28, 2023	For the two years ended February 28, 2023	For the two years ended February 28, 2023 and for the period October 1, 2020 (commencement of operations) to February 28, 2021
SoFi Weekly Dividend ETF	For the year ended February 28, 2023	For the year ended February 28, 2023 and for the period May 10, 2021 (commencement of operations) to February 28, 2022	For the year ended February 28, 2023 and for the period May 10, 2021 (commencement of operations) to February 28, 2022
SoFi Web 3 ETF	For the period August 8, 2022 (commencement of operations) to February 28, 2023	For the period August 8, 2022 (commencement of operations) to February 28, 2023	For the period August 8, 2022 (commencement of operations) to February 28, 2023
SoFi Smart Energy ETF (formerly, iClima Distributed Smart Energy ETF)	For the period May 1, 2022 to February 28, 2023	For the period May 1, 2022 to February 28, 2023	For the period May 1, 2022 to February 28, 2023

The statements of operations and changes in net assets and the financial highlights of SoFi Smart Energy ETF (formerly iClima Distributed Smart Energy ETF) for the period July 20, 2021 (commencement of operations) to April 30, 2022, have been audited by other auditors whose report dated June 28, 2022, expressed an unqualified opinion on such statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

91

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 27, 2023

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EXPENSE EXAMPLES For the Six-Months Ended February 28, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Funds’ shares, and (2) ongoing costs, including management fees of the Funds. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from September 1, 2022 to February 28, 2023.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. The examples include, but are not limited to, unitary fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Funds’ shares. Therefore, the second line of the following tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

SoFi Select 500 ETF

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,006.90	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—

(1)Expenses are equal to the Fund’s annualized net expense ratio for the most recent six month period of 0.00% (fee waiver in effect), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six month period).

SoFi Next 500 ETF

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period(2)
Actual	$1,000.00	$1,030.30	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—

(2)Expenses are equal to the Fund’s annualized net expense ratio for the most recent six month period of 0.00% (fee waiver in effect), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six month period).

93

EXPENSE EXAMPLES For the Six-Months Ended February 28, 2023 (Unaudited) (Continued)

SoFi Social 50 ETF

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period(3)
Actual	$1,000.00	$912.30	$1.38
Hypothetical (5% annual return before expenses)	1,000.00	1,023.36	1.45

(3)Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.29%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six-month period).

SoFi Be Your Own Boss ETF

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period(4)
Actual	$1,000.00	$974.00	$2.89
Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	2.96

(4)Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.59%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six month period).

SoFi Weekly Income ETF

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period(5)
Actual	$1,000.00	$1,022.60	$2.96
Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	2.96

(5)Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.59%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six month period).

SoFi Weekly Dividend ETF

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period(6)
Actual	$1,000.00	$1,059.80	$2.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.36	$2.46

(6)Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six month period).

SoFi Web 3 ETF

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period(7)
Actual	$1,000.00	$895.80	$2.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.87	$2.96

(7)Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.59%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six month period).

94

SoFi Smart Energy ETF

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period(8)
Actual	$1,000.00	$962.70	$2.87
Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	2.96

(8)Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.59%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six month period).

EXPENSE EXAMPLES For the Six-Months Ended February 28, 2023 (Unaudited) (Continued)

95

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016-2018).	46	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	46	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017-2019), Credijusto (financial technology company).	46	None
Interested Trustee and Executive Officer
Eric W. Falkeis (2) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	46

Trustee, Tidal ETF Trust II (8 series) (since 2022); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (25 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

96

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Daniel H. Carlson c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1955	Senior Vice President and AML Compliance Officer	Senior Vice President since 2022, Indefinite term; AML Compliance Officer since 2018, Indefinite term	Chief Financial Officer and Managing Member (since 2012), Chief Compliance Officer (2012 to 2023), Toroso Investments, LLC.	Not Applicable	Not Applicable
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Fund Administration Manager, Tidal ETF Services LLC (since 2022); Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer	Indefinite term; since 2021

Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Toroso Investments, LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, Cipperman Compliance Services, LLC (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Assistant Treasurer	Indefinite term; since 2022	Head of ETF Launches and Finance Director, Tidal ETF Services LLC (since 2019).	Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

97

Basis for TrusteeS’ Approval of Investment Advisory AND SUB-ADVISORY AgreementS

The Board of Trustees (the “Board” or the “Trustees”) of Tidal ETF Trust (the “Trust”) met at a meeting held on September 14, 2022 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the SoFi Weekly Income ETF (the “Fund”), a series of the Trust, and Toroso Investments, LLC, the Fund’s investment adviser (the “Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Advisory Agreement, due diligence materials relating to the Adviser (including the due diligence response completed by the Adviser with respect to a specific request letter from outside legal counsel to the Trust and Independent Trustees, the Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Adviser, biographical information of the Adviser’s key management and compliance personnel, detailed comparative information regarding the proposed unitary advisory fee for the Fund, and information regarding the Adviser’s compliance program) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the Adviser’s investment management team, including Charles Ragauss, who serves as a portfolio manager of the Fund, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board reviewed due diligence information provided by the Adviser, including information regarding the Adviser’s compliance program, its compliance personnel and compliance record, as well as the Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser does not manage any other accounts that utilize a strategy similar to that employed by the Fund.

The Board also considered other services provided to the Fund, such as monitoring adherence to the Fund’s investment strategy and restrictions, oversight of Income Research + Management (“IR+M” or, the “Sub-Adviser”), the Fund’s sub-adviser, and other service providers to the Fund, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieves its investment objective as an actively-managed ETF. The Board noted that IR+M is responsible for trade execution and portfolio investment decisions for the Fund, subject to the supervision of the Adviser.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory.

2.Investment Performance of the Fund and the Adviser. The Board considered the investment performance of the Fund and the Adviser. The Board considered the Fund’s performance against its benchmark index and peer group. The Board also considered that because the portfolio investment decision-making for the Fund is performed by IR+M, the Fund’s investment sub- adviser, the Fund’s performance is not the direct result of investment decisions made by the Adviser

The Board discussed the performance of the Fund on both an absolute basis and in comparison to its benchmark index (the Blomberg 1-3 Year Credit Index), and in comparison to a peer group of funds based on comparative information prepared by Fund Services utilizing data provided by Morningstar Direct (a peer group of U.S. multisector bond funds) (the “Morningstar Peer Group”). The Board noted that the Fund underperformed the Blomberg 1-3 Year Credit Index for the year-to-date and one-year periods ended June 30, 2022, but outperformed the Index for the since inception period ended June 30, 2022. The Board also noted that the performance of the Fund was above the Morningstar Peer Group average for the year-to-date and one-year periods ended July 31, 2022.

98

After considering all of the information, the Board concluded that the performance of the Fund was satisfactory under current market conditions and that the Adviser has the necessary expertise and resources in providing investment advisory services in accordance with the Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.Cost of Services Provided and Profits Realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s advisory fee, including a review of comparative expenses, expense components and peer group selection. The Board took into consideration that the advisory fee was a “unitary fee,” meaning that the Fund pays no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses and, to the extent it is implemented, fees pursuant to the Fund’s Rule 12b-1 Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board also considered the overall profitability of the Adviser and examined the level of profits accrued to the Adviser from the fees payable under the Advisory Agreement. The Board noted that the Fund’s advisory fee of 0.59% was above the Morningstar Peer Group average of 0.57%, and the Fund’s expense ratio of 0.59% was above the Morningstar Peer Group average of 0.52%.

The Board concluded that the Fund’s expense ratio and advisory fee were fair and reasonable in light of the comparative performance, advisory fee and expense information and the investment management services provided to the Fund by the Adviser given the nature of the Fund’s strategies. The Board also evaluated, based on a profitability analysis prepared by the Adviser, the fees received by the Adviser and its affiliates and the profit realized by the Adviser from its relationship with the Fund, and concluded that the fees had not been, and currently were not, excessive, and the Board further concluded that the Adviser had adequate financial resources to support its services to the Fund from the revenues of its overall investment advisory business.

4.Extent of Economies of Scale as the Fund Grows. The Board compared the Fund’s expenses relative to its Morningstar Peer Group and discussed realized and potential economies of scale. The Board considered the potential economies of scale that the Fund might realize under the structure of the advisory fee. The Board noted the advisory fee did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser would evaluate future circumstances that may warrant breakpoints in the fee structures.

5.Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Adviser and its affiliates from association with the Fund. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Advisory Agreement are fair and reasonable; (b) the advisory fees are reasonable in light of the services that the Adviser provides to each of the Fund; and (c) the approval of renewal of the Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

At the meeting held on September 14, 2022, the Board also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund, entered into between the Adviser and IR+M. Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Sub-Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and the Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Sub-Advisory Agreement, due diligence materials prepared by the Sub-Adviser (including the due diligence response completed by the Sub-Adviser with respect to a specific request letter from outside legal counsel to the Trust and the Independent Trustees, the Sub-Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Sub-Adviser, biographical information of key management and compliance personnel, and the Sub-Adviser’s compliance manual and code of ethics) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Sub-Advisory Agreement for an additional one-year term.

Basis for TrusteeS’ Approval of Investment Advisory AND SUB-ADVISORY AgreementS (Continued)

99

Discussion of Factors Considered

In considering the renewal of the Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of IR+M’s overall services provided to the Fund as well as its specific responsibilities in aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of William A. O’Malley, James E. Gubitosi, and William O’Neill who each serve as a portfolio manager for the Fund, as well as the responsibilities of other key personnel of the IR+M involved in the day-to-day activities of the Fund. The Board reviewed the due diligence information provided by IR+M, including information regarding the IR+M’s compliance program, its compliance personnel and compliance record, as well as IR+M’s cybersecurity program and business continuity plan. The Board noted that IR+M does not manage any other accounts that utilize a strategy similar to that employed by the Fund. The Board also considered other services provided to the Fund by IR+M. The Board noted that the Sub-Adviser is responsible for selecting investments for the Fund. The Board concluded that IR+M had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the IR+M Sub-Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services provided to the Fund, as well as the IR+M’s compliance program, were satisfactory.

2.Investment Performance of the Fund and the Sub-Adviser. In considering Fund performance, the Board noted that IR+M is responsible for selecting investments for the Fund. Accordingly, the Board discussed the performance of the Fund on both an absolute basis and in comparison to its benchmark index (the Blomberg 1-3 Year Credit Index), and in comparison to a peer group of funds based on comparative information prepared by Fund Services utilizing data provided by Morningstar Direct (a peer group of U.S. multisector bond funds) (the “Morningstar Peer Group”). The Board noted that the Fund underperformed the Blomberg 1-3 Year Credit Index for the year-to-date and one-year periods ended June 30, 2022, but outperformed the Index for the since inception period ended June 30, 2022. The Board also noted that the performance of the Fund was above the Morningstar Peer Group average for the year-to-date and one-year periods ended July 31, 2022.

After considering all of the information, the Board concluded that the performance of the Fund was satisfactory under current market conditions and that IR+M has the necessary expertise and resources in providing investment advisory services in accordance with the Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from IR+M’s continued management.

3.Cost of Services Provided and Profits Realized by the Sub-Adviser. The Board considered the structure of the sub-advisory fees paid by the Adviser to IR+M under the IR+M Sub-Advisory Agreement. The Board noted that the Adviser represented to the Board that the sub-advisory fees payable under the IR+M Sub-Advisory Agreement were reasonable in light of the services performed by IR+M. Since the sub-advisory fees are paid by the Adviser, the overall advisory fees paid by the Fund are not directly affected by the sub-advisory fees paid to IR+M. Consequently, the Board did not consider the cost of services provided by IR+M or profitability from its relationship with the Fund to be material factors for consideration given that IR+M is not affiliated with the Adviser and, therefore, the sub-advisory fees paid to IR+M were negotiated on an arm’s-length basis. Based on all of these factors, the Board concluded that the sub-advisory fees paid to IR+M by the Adviser reflected appropriate allocations of the advisory fees and were reasonable in light of the services provided by IR+M.

4.Extent of Economies of Scale as the Fund Grows. Since the sub-advisory fees payable to IR+M are not paid by the Fund, the Board did not consider whether the sub-advisory fees should reflect any realized or potential economies of scale that might be realized as the Fund’s assets increase.

5.Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the IR+M from its association with the Fund. The Board concluded that the benefits IR+M may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the IR+M Sub-Advisory Agreement are fair and reasonable; (b) the sub-advisory fees are reasonable in light of the services that IR+M provides to the Fund; and (c) the approval of renewal of the IR+M Sub-Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

Basis for TrusteeS’ Approval of Investment Advisory AND SUB-ADVISORY AgreementS (Continued)

100

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi Social 50 ETF, SoFi Be Your Own Boss ETF, SoFi Weekly Income ETF, SoFi Weekly Dividend ETF, SoFi Web 3 ETF, and SoFi Smart Energy ETF (the “Funds”), has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect the Fund’s shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Toroso Investments, LLC, the Funds’ investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a Program Administrator Committee composed of certain Trust officers. The Program Administrator has also delegated certain responsibilities under the Program to the investment sub-adviser of the SoFi Weekly Income ETF; however, the Program Administrator remains responsible for the overall administration and operation of the Program. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On November 21, 2022, the Board reviewed the Program Administrator’s written annual report for the period October 1, 2021 through September 30, 2022 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a fund, among other means. The Trust has engaged the services of ICE Data Services, a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no material changes had been made to the Program during the review period. The Program Administrator determined that the Program is reasonably designed and operating effectively.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

101

additional information

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the period ended February 28, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

SoFi Select 500 ETF	75.03%
SoFi Next 500 ETF	45.19%
SoFi Social 50 ETF	44.56%
SoFi Be Your Own Boss ETF	0.00%
SoFi Weekly Income ETF	1.79%
SoFi Weekly Dividend ETF	100.00%
SoFi Web 3 ETF	6.00%
SoFi Smart Energy ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended February 28, 2023, was as follows:

SoFi Select 500 ETF	71.07%
SoFi Next 500 ETF	43.26%
SoFi Social 50 ETF	44.50%
SoFi Be Your Own Boss ETF	0.00%
SoFi Weekly Income ETF	1.19%
SoFi Weekly Dividend ETF	44.53%
SoFi Web 3 ETF	3.59%
SoFi Smart Energy ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended February 28, 2023, was as follows:

SoFi Select 500 ETF	0.00%
SoFi Next 500 ETF	0.00%
SoFi Social 50 ETF	0.00%
SoFi Be Your Own Boss ETF	0.00%
SoFi Weekly Income ETF	0.00%
SoFi Weekly Dividend ETF	0.00%
SoFi Web 3 ETF	0.00%
SoFi Smart Energy ETF	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 358-0096 or by accessing the Funds’ website at www.sofi.com/invest/etfs. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (877) 358-0096 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ portfolio holdings are posted on the Funds’ website daily at www.sofi.com/invest/etfs. The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling (877) 358-0096. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (“NAV”) is available, without charge, on the Funds’ website at www.sofi.com/invest/etfs.

102

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 358-0096. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website www.sofi.com/invest/etfs.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

Investment Adviser
Toroso Investments, LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Investment Sub-Adviser
(SoFi Weekly Income ETF Only)
Income Research + Management
100 Federal Street, 30th Floor
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, 29th Floor
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
SoFi Select 500 ETF	SFY	886364207
SoFi Next 500 ETF	SFYX	886364306
SoFi Social 50 ETF	SFYF	886364405
SoFi Be Your Own Boss ETF	BYOB	886364504
SoFi Weekly Income ETF	TGIF	886364884
SoFi Weekly Dividend ETF	WKLY	886364736
SoFi Web 3 ETF	TWEB	886364512
SoFi Smart Energy ETF	ENRG	886364686

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

SoFi Select 500 ETF

	FYE 02/28/2023	FYE 02/28/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,500
All Other Fees	N/A	N/A

SoFi Next 500 ETF

	FYE 02/28/2023	FYE 02/28/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,500
All Other Fees	N/A	N/A

SoFi Social 50 ETF

	FYE 02/28/2023	FYE 02/28/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,500
All Other Fees	N/A	N/A

SoFi Be Your Own Boss ETF

	FYE 02/28/2023	FYE 02/28/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,500
All Other Fees	N/A	N/A

SoFi Weekly Income ETF

	FYE 02/28/2023	FYE 02/28/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,500
All Other Fees	N/A	N/A

SoFi Weekly Dividend ETF

	FYE 02/28/2023	FYE 02/28/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,500
All Other Fees	N/A	N/A

SoFi Smart Energy ETF

	FYE 02/28/2023	FYE 04/30/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$3,000
All Other Fees	N/A	N/A

SoFi Web 3 ETF

	FYE 02/28/2023	FYE 02/28/2022
Audit Fees	$13,125	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 02/28/2023	FYE 02/28/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two year.

Non-Audit Related Fees	FYE 02/28/2023	FYE 02/28/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each President/Principal Executive Officer and Treasurer/Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	May 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	May 8, 2023

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	May 8, 2023

* Print the name and title of each signing officer under his or her signature.